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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds

ANNUAL REPORT
October 31, 2010

Table of Contents

THE ALGER FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	13

Portfolio Summary (Unaudited)	22

Schedules of Investments	24

Statements of Assets and Liabilities	80

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	92

Notes to Financial Statements	118

Report of Independent Registered Public Accounting Firm	147

Additional Information (Unaudited)	148

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Dear Shareholders,	December 3, 2010

Equities Rally on Corporate Earnings

Sometimes the strongest drivers of market performance receive the least amount of media attention.  That was clearly the case during the 12-month period ended October 31, 2010.  As the period progressed, soothsayers of gloom increasingly basked in the limelight of the media to discuss the possibility of the U.S. slipping into a double-dip recession.  Other pundits discussed persistently high unemployment and the possibility of America being hit with deflation.  Yet as the media embraced an increasingly negative economic outlook, corporations continued to announce strong quarterly results, continuing a trend of surprisingly resilient earnings, high levels of free cash flow, and strong incremental profit margins.  The markets, we believe, responded to these fundamentals of investing with the S&P 500 Index posting a 16.52% return for the reporting period.

During the 12-month period, mid and small cap equities outperformed large cap stocks while growth stocks outperformed value. The Russell Midcap Index posted a 27.71% return, compared to the 26.58% return of the small cap Russell 2000 Index and to the 17.67% return of the large cap Russell 1000 Index.  Among small caps, the Russell 2000 Growth Index return of 28.67% outpaced the 24.43% return of the Russell 2000 Value Index. In mid caps, growth returned 28.03% as measured by the Russell Midcap Growth Index, outpacing the 27.49% return of the Russell Midcap Value Index.  In the large cap category, the Russell 1000 Growth Index posted a 19.65% return, substantially outperforming the 15.71% return of the Russell 1000 Value Index.

Market Volatility Thrives

Despite solid market gains for the 12-month period, volatility thrived with the S&P 500 Index declining 11.4% during the second quarter of 2010.  Volatility was driven, in large part, by fears of a slowing U.S. economic recovery. The country’s unemployment rate lingered at or above 9.5% and weakness in real estate persisted, despite mortgage rates dropping to record low levels.  Investors’ concerns over health care reform, proposed regulations of financial firms, and the military conflict in Afghanistan also drove volatility.  In Europe, meanwhile, the sovereign debt crisis lingered, even as countries such as Ireland, Portugal, Greece, and Spain launched austerity programs to improve their ability to make bond payments.

The volatility was no surprise to the Alger investment team.  Indeed, in the later portion of 2009 and in August of this year, we conveyed our belief that ongoing market volatility would create opportunities to purchase attractively valued growth companies during market dips and that equities would advance in the foreseeable future.  Our summer observation was timely as the S&P 500 gained 8.92% in September. Our forecast for long-term market gains, meanwhile, is also on track, with the S&P 500 index having gained 80.96% from the market low of March 9, 2009.

Corporations Produce Strong Earnings

Against the backdrop of a challenging economy, corporations generated strong earnings during the 12-month period.  Many companies continued to benefit from cost cutting measures, improvements in operating efficiency, and growing revenues from overseas markets.  In the process, they produced strong levels of free cash flow and they accumulated impressive amounts of cash.  Indeed, by the end of March, non-financial corporations held $1.8 trillion in liquid assets, which is comparable to the combined amount of stimulus spending approved by Congress and the White House in 2008 and 2009.

What is even more encouraging is that manufacturers and other corporations started using their cash to make strategic acquisitions, launch share buyback programs, increase dividends, and engage in capital expenditures.  This continuation of increased corporate spending in capital expenditures, sales initiatives, and marketing activities is a strong positive for many industries and a reminder that while the U.S. economy is no longer dominated by manufacturing companies, the sector is far from irrelevant.  Additionally, business spending on PCs, data storage equipment, and software continued to strengthen during the 12-month period. Encouragingly, our analysts’ research suggests that equipment orders for leading machinery, industrial, and engineering companies will continue to be in the “recovery mode.”

Throughout the reporting period, we maintained that U.S. equity valuations were highly attractive.  This view was supported by those who would know best: the CEOs and boards of corporate America.  With historically low interest rates and corporations’ deep coffers, U.S. companies have been making investments in something they know better than anyone: their own equities.  So far this year, for example, corporations have announced nearly $243 billion in share buybacks, compared to $125 billion for all of last year, according to data from equity research firm Birinyi Associates, Inc.

An increase in merger and acquisition activity also supports our view that equities are attractively valued. Deals announced during the first 11 months of 2010 had a total value of $2.08 trillion, up from $1.70 trillion for the first 11 months of 2009, according to Bloomberg data. Of particular interest was the bidding war between Hewlett-Packard Co. and Dell Inc. for storage specialist 3Par during the third quarter.  Hewlett-Packard won with a bid exceeding $2.35 billion.  Other deals included Intel Corp.’s acquisition of security-software maker McAfee Inc. and consumer-goods company Unilever’s acquisition of hair care products company Alberto-Culver Co.

Some analysts have said that deals are being completed at excessively high valuations.  For example, HP paid about 10 times the value of 3Par’s estimated annual sales to acquire the company, according to investment banking firm Kaufman Bros.  By comparison, EMC Corp. and NetApp Inc., two of the leading (but also large) storage specialists, trade at three to four times their sales.

Yet, we maintain that viewing recent deal valuations as excessive fails to consider the adverse impacts upon companies that fail to execute in high growth markets. When considering such adverse impacts of failing to execute, the strategic significance of acquisitions of high growth companies like 3Par becomes clear.  By failing to internally develop capabilities or to make acquisitions, the “missed opportunity” for HP or Dell is not simply slower growth, but the “enhanced risk” that the new high growth market served by 3Par will erode either company’s present business in data storage, for example.  Winners and losers today are created faster than ever, and in this competitive landscape, sitting still is not an option.  While technology as a tool is a primary agent for the transmission of “creative destruction” within an industry at a faster and more devastating pace than ever before, this phenomenon occurs in every industry today. Indeed, retailers like Barnes & Noble, Inc. or Mervyn’s department stores and media giants such as newspaper publishers and radio broadcasters that failed to respond aggressively to the rise of new forms of competition for their goods, services and advertising platforms suffered from a serious decline in their core business and they missed strong growth opportunities. Thus, the value of entry and of position at the table of a high growth market is both future growth opportunities and, likely, the ability to manage (but not avoid) the decline of a core business.

Finally, on the financial ledgers, corporate America looks not only strong, but willing to share with stakeholders.  The benefits of large cash balances were reflected in dividends.  Many companies implemented dividends and a flurry of other companies with dividend programs said they will increase the amount that they pay.  In fact, some 37% of S&P 500 companies either started dividend payments in 2010 or announced that they will increase their dividends, according to data from FactSet.  Dividend payments, of course, will help stimulate the economy by increasing income for shareholders.  Perhaps more importantly, dividends will begin to compete for investing dollars with the paltry bond yields in the market today.  Why own a 10-year bond yielding 2.4% when you can own stock with a 2% dividend and earnings or free cash flow yields of 8%, 9%, or 10%?

Investors Look to the Fed

Strong corporate earnings clearly drove equity gains during the 12-month period, but stocks also received additional support from expectations that the Federal Reserve would roll out additional stimulus. As the 12-month period progressed, continuing weakness in real estate, the labor market and GDP growth caused the expectations to grow, helping the S&P 500 climb 3.7% in October.

The Road Ahead

Going forward, we believe uncertainty over economic growth will continue to drive equity market volatility, while the sovereign debt crisis in Europe may also provoke angst among investors.  Yet, we are encouraged to observe that European countries are pushing forward with austerity programs to improve their ability to service debt and that the European Financial Stability Facility (the Facility), which was created to assist in the crisis, has received preliminary credit ratings of AAA from Moody’s Investors Service Inc, Standard & Poor’s (a division of McGraw-Hill Companies), and Fitch Inc.  The Facility currently has 440 billion Euros in assets while the International Monetary Fund has earmarked an additional 750 billion Euros to assist governments that may be in danger of defaulting.

Domestically, we also expect investors to remain concerned about high rates of unemployment and weakness in real estate.  We note, however, that job creation and improvements in real estate often occur in the later stages of economic recoveries, so while we would like to see those areas strengthen, we do not believe they point to a decline in the health of the U.S.  At the same time, pockets of improvement in real estate exist.  In Jacksonville, Florida, for example, vacancy rates for office and industrial properties declined during the third quarter, while in Manhattan, residential sales climbed.  We also note that on both sides of the Atlantic, central bankers remain highly vigilant and, we are confident, ready to act to support the recovery today and for quite a while.

Robust emerging markets growth, meanwhile, may help lift the U.S. economy and markets.  China may lead the process with its gross domestic product for this year expected to grow 10.5%, according to the International Monetary Fund.  Strong growth won’t be limited to China: The IMF expects overall GDP for emerging markets to grow 6.5% this year.  India, Brazil, and other emerging markets similarly support our long-held view that “global growth” is an investable theme for U.S. equity investors.

In closing, we continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions.  We believe our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term investment results for our clients.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 17.42% for the 12-month period ended October 31, 2010, compared to the Russell 3000 Growth Index return of 20.31%.

During the period, the largest sector weightings for the Fund were in Information Technology and Health Care. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Materials and Information Technology sectors was the most important contributor to performance. Sectors that detracted from performance included Health Care and Consumer Staples.

Among the most important contributors to relative performance were Skyworks Solutions Inc., Patriot Coal Corp., Cliffs Natural Resources Inc., Seagate Technology PLC., and Focus Media Holding Ltd. Conversely, detracting from overall results on a relative basis were Hewlett-Packard Co., Brocade Communications Systems Inc., International Business Machines Corp., Baxter International Inc., and Oracle Corp.

Alger Large Cap Growth Fund

The Alger Large Cap Growth Fund returned 15.86% for the 12-month period ended October 31, 2010, compared to the Russell 1000 Growth Index return of 19.65%.

During the period, the largest portfolio sector weightings for the Fund were in Information Technology and Health Care. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Materials and Utilities sectors was the most important contributor to performance. Sectors that detracted from performance included Financials and Consumer Discretionary.

Among the most important relative contributors were Burlington Northern, Potash Corporation of Saskatchewan Inc., Carnival Corp., The Boeing Co., and Cognizant Technology Solutions Corp.  Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp., Transocean Inc., International Business Machines Corp., Caterpillar Inc., and Baxter International Inc.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 21.71% for the 12-month period ended October 31, 2010, compared to the Russell Midcap Growth Index, which had a return of 28.03%.

During the period, the largest sector weightings in the Alger Mid Cap Growth Fund were in Information Technology and Consumer Discretionary. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance.  Sectors that detracted from the portfolio included Industrials and Health Care.

Among the most important contributors to relative performance were NetFlix Inc., Skyworks Solutions Inc., Cliffs Natural Resources Inc., OpenTable Inc., and Human Genome Sciences Inc. Conversely, detracting from relative performance were Duoyuan Global Water Inc., Brocade Communications Systems Inc., NuVasive Inc., Select Medical Holdings Corp., and SmartHeat Inc.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 25.15% for the 12-month period ended October 31, 2010, compared to the Russell 2500 Growth Index return of 28.76%.

During the period, the largest sector weightings for the Fund were in Information Technology and Health Care. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Consumer Discretionary.  Relative outperformance in the Telecommunication Services and Utilities sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Financials and Information Technology.

Among the most important relative contributors were Cliffs Natural Resources Inc., OpenTable Inc., BE Aerospace Inc., Informatica Corp., and Skyworks Solutions Inc. Conversely, detracting from overall results on a relative basis were Sykes Enterprises

Inc., Brocade Communications Systems Inc., PMI Group Inc., Alere Inc., and NetFlix Inc.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 27.13% for the 12-month period ended October 31, 2010, compared to the Russell 2000 Growth Index, which returned 28.67%.

During the period, the largest sector weightings for the Fund were in Information Technology and Health Care. The largest sector overweight for the period was in Industrials and the largest sector underweight was in Information Technology. Relative outperformance in the Industrials and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Financials and Health Care.

Among the most important relative contributors were BE Aerospace Inc., Dollar Thrifty Automotive Group Inc., Informatica Corp., VanceInfo Technologies Inc., and OpenTable Inc. Conversely, detracting from relative performance were InterMune Inc., Brocade Communications Systems Inc., Sykes Enterprises Inc., VeriFone Systems Inc., and New York Times Co.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 28.84% for the 12-month period ended October 31, 2010, compared to the Russell 2500 Growth Index return of 28.76%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Health Care and the largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from performance included Health Care and Financials.

Among the most important contributors to relative performance were VanceInfo Technologies Inc., OpenTable Inc., LogMeIn, Inc., Dollar Thrifty Automotive Group Inc., and Shutterfly Inc. Conversely, detracting from relative performance were Brocade Communications Systems Inc., drugstore.com inc., Grand Canyon Education, Inc., Alpha & Omega Semiconductor Inc., and InterMune Inc.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 10.53% for the 12-month period ended October 31, 2010, compared to the S&P 500 Index return of 16.52%.

During the period, the largest sector weightings for the Fund were in the Pharmaceuticals and Health Care Equipment & Supplies.  The largest sector overweight for the period was in Pharmaceuticals and the largest sector underweight for the period was in Industrials. Relative outperformance in the Biotechnology and

Life Sciences Tools & Services sectors was the most important contributor to relative performance. Sectors that detracted from relative performance included Industrials and Consumer Staples.

Among the most important contributors to relative performance were Human Genome Sciences Inc., PAREXEL International Corp., Medicis Pharmaceutical Corp., AMERIGROUP Corp., and Shire PLC. Conversely, detracting from overall results on a relative basis were Alere Inc., Optimer Pharmaceuticals Inc., NuVasive Inc., Ipsen SA, and Covidien PLC.

Alger Balanced Fund

The Alger Balanced Fund returned 11.80% for the 12-month period ended October 31, 2010, compared to the Russell 1000 Growth Index return of 19.65% and the 8.48% return of the Barclays Capital U.S. Government/Credit Bond Index.

During the period, the largest sector weightings in the equity portion of the Alger Balanced Fund were in Information Technology and Consumer Staples. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Information Technology. Relative outperformance in the Consumer Staples sector was the most important contributor to performance. Sectors that detracted from the portfolio included Information Technology and Consumer Discretionary.

Among the most important contributors to relative performance were IAC/InterActiveCorp., BE Aerospace Inc., The Boeing Co., The Cheesecake Factory Inc., and UnitedHealth Group Inc. Conversely, detracting from relative performance were Exxon Mobil Corp., Bank of America Corp., Transocean Ltd., International Business Machines Corp., and McDonald’s Corp.

Regarding the fixed-income portion of the Fund’s portfolio, 67% was in corporate securities, 11% was in mortgage/asset backed securities, 14% in U.S Treasuries, 5% was in U.S. agency securities and 3% was in cash as of October 31, 2010.

After widening in response to sovereign risk exposure in April 2010, the reversal and subsequent tightening of credit spreads has been the major force behind returns.   Despite a lackluster economic backdrop, corporate balance sheets are in great shape.  With the Fed firmly behind maintaining a low rate environment, corporations have been aggressively refinancing debt and reducing leverage while increasing cash balances.  An increase in capital expenditures has also occurred, suggesting that the trough in business spending has passed.

Alger Convertible Fund

The Alger Convertible Fund returned 22.40% for the 12-month period ended October 31, 2010, compared to the Bank of America Merrill Lynch All US Convertibles Index return of 20.78% and the Lipper Convertible Securities Fund Index return of 19.75%.

Convertibles provided strong returns, outpacing most major asset classes despite significant volatility behind this gain. Speculative grade issuers led the charge within the convertible universe while investment grade issues remained the laggards. Best performing sectors were Transports, Consumer Cyclical and Communications and worst performing sectors were Utilities, Pharmaceuticals and Diversified financials. We believe that convertible securities remain attractive in an ongoing environment of volatility spikes.

Alger Money Market Fund

The Alger Money Market Fund posted a return of 0.02% for the 12-month period ended October 31, 2010. The Fund invests in U.S. Treasury securities, U.S. agency securities and overnight bank deposits. As of October 31, 2010, the Fund’s portfolio consisted of overnight bank deposits and U.S. agency discount notes. The portfolio’s average days to maturity was 20 days.

The Fed reaffirmed its dovish stance and signs of a weakening economy brought the Fed back to the market with plans to buy U.S. Treasuries in hopes of stimulating growth.  With its newest round of quantitative easing, the Fed is in uncharted waters and money market funds remain under pressure from withdrawals as investors seek additional yield.  We expect the Fed to be on hold in terms of its rate policy through 2011.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated.

Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2010. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that invest in fixed-income securities, such as the Alger Balanced Fund and Alger Convertible Fund, are subject to the fixed income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These funds are also subject to the risk of a decline in the value of the Fund’s securities in the event of an issue’s falling credit rating or actual default. The Funds that invest in mortgage and asset backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Funds that participate in leveraging, such as the Alger Capital Appreciation, Alger SMid Cap, and Alger Health Sciences Funds, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Fund had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.  Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•    Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•    The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market. The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•    The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•    The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

•    The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The

Russell 2500 Growth Index is an unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

•    The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•    The Merrill Lynch All Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

•    The Barclays Capital U.S. Government/Credit Bond Index tracks the performance of government and corporate bonds.

•    The Lipper Convertible Securities Fund Index is an unmanaged index of the ten largest funds in the Lipper Convertible Securities fund category, which consists of funds that invest primarily in convertible bonds and convertible preferred stock.

•    Bond values are subject to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall.  Bond values may also decline as a result of an issue’s falling credit rating or actual default, and bonds that are backed by assets are subject to prepayment risk; thus the average life of the security may be less than maturity.

•    Observations of buying opportunities during market dips were provided in the Annual Report to Alger Fund Shareholders, October 31, 2009.

•    Birinyi Associates, Inc. is a stock market research firm.

•    FactSet is a firm that provides market data and analytics to investment firms.

•    Bloomberg is a financial publisher and provider of financial data.

•    Moody’s Investors Service, Standard & Poor’s and Fitch Ratings are credit rating agencies.

•    The following companies represented the stated percentage of firm wide assets as of October 31, 2010: Hewlett-Packard, 2.11%; Dell, 0.00%; 3Par, 0.00%; McAfee, 0.00%; Intel, 0.07%; Unilever, 0.00%; Alberto-Culver, 0.00%; Barnes & Noble, Inc., 0.00%, Mervyn’s, 0.00%; EMC Corp., 0.78% and NetApp Inc., 0.13%.

FUND PERFORMANCE AS OF 9/30/10 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)(i)	2.38%	5.52%	(1.66)%	10.26%
Alger Capital Appreciation Class B (Inception 11/1/93)	2.05%	5.47%	(1.72)%	10.37%
Alger Capital Appreciation Class C (Inception 7/31/97)(i)	6.23%	5.87%	(1.88)%	9.99%

Alger Large Cap Growth Class A (Inception 12/31/96)(i)	3.07%	(1.10)%	(2.98)%	8.76%
Alger Large Cap Growth Class B (Inception 11/11/86)	3.20%	(1.09)%	(3.02)%	9.01%
Alger Large Cap Growth Class C (Inception 7/31/97)(i)	7.10%	(0.71)%	(3.17)%	8.58%

Alger Mid Cap Growth Class A (Inception 12/31/96)(i)	5.84%	(1.81)%	(0.58)%	10.00%
Alger Mid Cap Growth Class B (Inception 5/24/93)	5.87%	(1.80)%	(0.66)%	10.13%
Alger Mid Cap Growth Class C (Inception 7/31/97)(i)	9.92%	(1.56)%	(0.83)%	9.65%

Alger SMid Cap Growth Class A (Inception 5/8/02)	9.15%	3.89%	n/a	5.94%
Alger SMid Cap Growth Class B (Inception 5/8/02)	9.16%	3.84%	n/a	5.85%
Alger SMid Cap Growth Class C (Inception 5/8/02)	13.24%	4.21%	n/a	5.83%
Alger SMid Cap Growth Class I (Inception 8/5/07)(ii)	15.30%	5.15%	n/a	6.69%

Alger Small Cap Growth Fund Class A (Inception 12/31/96)(i)	9.63%	2.74%	(1.53)%	8.19%
Alger Small Cap Growth Fund Class B (Inception 11/11/86)	9.94%	2.76%	(1.56)%	8.43%
Alger Small Cap Growth Fund Class C (Inception 7/31/97)(i)	13.94%	3.11%	(1.72)%	8.02%

Alger Growth Opportunities Class A (Inception 3/3/08)	10.85%	n/a	n/a	(2.40)%
Alger Growth Opportunities Class C (Inception 3/3/08)	15.01%	n/a	n/a	(1.14)%
Alger Growth Opportunities Class I (Inception 3/3/08)	17.18%	n/a	n/a	(0.16)%

Alger Health Sciences Fund Class A (Inception 5/1/02)	(2.01)%	2.42%	n/a	8.66%
Alger Health Sciences Fund Class B (Inception 5/1/02)	(2.42)%	2.36%	n/a	8.55%
Alger Health Sciences Fund Class C (Inception 5/1/02)	1.64%	2.74%	n/a	8.54%

Alger Balanced Fund Class A (Inception 12/31/96)(i)	2.57%	0.75%	0.54%	6.66%
Alger Balanced Fund Class B (Inception 6/1/92)	2.41%	0.66%	0.48%	6.82%
Alger Balanced Fund Class C (Inception 7/31/97)(i)	6.52%	1.09%	0.32%	6.42%

FUND PERFORMANCE AS OF 9/30/10 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Convertible Fund Class A *	11.02%	0.14%	2.13%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

(i)

Since inception returns are calculated through Class B inception date. Class A shares and Class C shares returns prior to their commencement of operations are that of the Class B shares adjusted to reflect Class A shares and Class C shares current maximum sales charge.

(ii)	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
*

Performance prior to January 9, 2009 represents the performance of the common stock of the Fund’s predecessor, Castle Convertible Fund, Inc., a closed-end investment company. The calculation of total return assumes dividends were reinvested at market value.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 3000 Growth Index and the Russell 1000 Growth Index (unmanaged indices of common stocks) for the ten years ended October 31, 2010. Figures for the Alger Capital Appreciation Fund Class A shares, Russell 3000 Growth Index and Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)(i)	11.22%	6.63%	(0.17)%	10.49%
Class B (Inception 11/1/93)	11.44%	6.60%	(0.22)%	10.60%
Class C (Inception 7/31/97)(i)	15.51%	6.99%	(0.38)%	10.22%
Russell 3000 Growth Index	20.31%	3.28%	(2.25)%	6.63%
Russell 1000 Growth Index	19.65%	3.21%	(2.52)%	6.81%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

(i)

Since inception returns are calculated through Class B inception date. Class A shares and Class C shares returns prior to their commencement of operations are that of the Class B shares adjusted to reflect Class A shares and Class C shares current maximum sales charge.

ALGER LARGE CAP GROWTH FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. Figures for the Alger Large Cap Growth Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)(i)	9.76%	0.36%	(1.99)%	8.94%
Class B (Inception 11/11/86)	10.09%	0.36%	(2.05)%	9.18%
Class C (Inception 7/31/97)(i)	14.12%	0.73%	(2.18)%	8.75%
Russell 1000 Growth Index	19.65%	3.21%	(2.52)%	8.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

(i)

Since inception returns are calculated through Class B inception date. Class A shares and Class C shares returns prior to their commencement of operations are that of the Class B shares adjusted to reflect Class A shares and Class C shares current maximum sales charge.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)(i)	15.34%	(0.21)%	0.22%	10.18%
Class B (Inception 5/24/93)	15.85%	(0.20)%	0.13%	10.31%
Class C (Inception 7/31/97)(i)	19.67%	0.05%	(0.03)%	9.83%
Russell Midcap Growth Index	28.03%	4.28%	0.20%	8.34%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

(i)

Since inception returns are calculated through Class B inception date. Class A shares and Class C shares returns prior to their commencement of operations are that of the Class B shares adjusted to reflect Class A shares and Class C shares current maximum sales charge.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from May 8, 2002, the inception date of the Alger SMid Cap Growth Fund, through October 31, 2010. Figures for both the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 5/8/02)	18.59%	4.88%	n/a	6.23%
Class B (Inception 5/8/02)	19.08%	4.84%	n/a	6.14%
Class C (Inception 5/8/02)	23.13%	5.21%	n/a	6.11%
Class I (Inception 8/5/07)*	25.28%	6.15%	n/a	6.98%
Russell 2500 Growth Index	28.76%	4.55%	n/a	5.88%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. Figures for both the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)(i)	20.50%	4.03%	(0.43)%	8.30%
Class B (Inception 11/11/86)	21.33%	4.05%	(0.44)%	8.54%
Class C (Inception 7/31/97)(i)	25.06%	4.35%	(0.63)%	8.14%
Russell 2000 Growth Index	28.67%	3.99%	1.15%	6.40%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

(i)

Since inception returns are calculated through Class B inception date. Class A shares and Class C shares returns prior to their commencement of operations are that of the Class B shares adjusted to reflect Class A shares and Class C shares current maximum sales charge.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through October 31, 2010. Figures for both the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 3/3/08)	22.08%	n/a	n/a	(1.15)%
Class C (Inception 3/3/08)	26.81%	n/a	n/a	0.08%
Class I (Inception 3/3/08)	29.27%	n/a	n/a	1.08%
Russell 2500 Growth Index	28.76%	n/a	n/a	2.26%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Fund Class A shares, with a maximum sales chare of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) from May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2010. Figures for both the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 5/1/02)	4.75%	3.35%	n/a	8.80%
Class B (Inception 5/1/02)	4.74%	3.30%	n/a	8.70%
Class C (Inception 5/1/02)	8.66%	3.67%	n/a	8.68%
S&P 500 Index	16.52%	1.73%	n/a	3.12%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER BALANCED FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Fund Class A shares, with a maximum sales chare of 5.25%, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Government/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended October 31, 2010. Figures for the Alger Balanced Fund Class A shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Government/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Balanced Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)(i)	5.94%	1.65%	1.07%	6.77%
Class B (Inception 6/1/92)	5.94%	1.57%	1.01%	6.93%
Class C (Inception 7/31/97)(i)	10.01%	1.98%	0.85%	6.53%
Russell 1000 Growth Index	19.65%	3.21%	(2.52)%	6.85%
Barclays Capital U.S. Gov’t/Credit Bond Index	8.48%	6.33%	6.45%	6.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

(i)

Since inception returns are calculated through Class B inception date. Class A shares and Class C shares returns prior to their commencement of operations are that of the Class B shares adjusted to reflect Class A shares and Class C shares current maximum sales charge.

ALGER CONVERTIBLE FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Convertible Fund Class A shares, with an initial 5.25% maximum sales charge, and the Bank of America Merrill Lynch All US Convertibles Index (an unmanaged index of convertible bonds) for the ten years ended October 31, 2010. Figures for both the Alger Convertible Fund Class A shares and the Bank of America Merrill Lynch All US Convertibles Index include reinvestment of dividends.  Performance prior to 1/9/09, inception of the Fund, is that of its predecessor fund, Castle Convertible Fund, Inc, a closed-end investment company.

PERFORMANCE COMPARISON AS OF 10/31/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A *	15.97%	1.19%	2.66%
Bank of America Merrill Lynch All US Convertibles Index	20.78%	5.39%	3.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares.
*

Performance prior to January 9, 2009 represents the performance of the common stock of the Fund’s predecessor, Castle Convertible Fund, Inc. The calculation of total return assumes dividends were reinvested at market value.

PORTFOLIO SUMMARY†

October 31, 2010 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	12.4%	10.5%	20.4%	18.2%	19.0%
Consumer Staples	4.7	9.6	1.4	2.1	2.7
Energy	10.5	8.5	8.0	3.4	4.1
Exchange Traded Funds	1.0	0.0	0.0	0.0	0.0
Financials	5.2	6.6	8.5	6.3	3.5
Health Care	9.7	11.0	15.4	15.5	17.4
Industrials	15.1	11.9	15.9	19.6	19.0
Information Technology	34.4	31.6	24.3	23.3	24.7
Materials	5.0	4.5	4.7	4.0	4.5
Telecommunication Services	0.0	0.5	1.2	2.3	1.4
Utilities	0.0	0.9	0.0	1.2	1.2
Short-Term and Net Other Assets	2.0	4.4	0.2	4.1	2.5
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Convertible Fund
Consumer Discretionary	17.8%	0.0%	11.7%
Consumer Staples	3.3	2.5	1.2
Energy	3.9	0.0	12.6
Financials	6.8	0.0	24.7
Health Care	16.0	90.4	9.2
Industrials	17.1	0.6	5.1
Information Technology	25.3	0.0	17.0
Materials	4.2	0.0	9.1
Telecommunication Services	1.1	0.0	1.6
Utilities	0.9	0.0	4.2
Short-Term and Net Other Assets	3.6	6.5	3.6
	100.0%	100.0%	100.0%

PORTFOLIO SUMMARY†

October 31, 2010 (Unaudited)

SECTORS/SECURITY TYPES	Alger Balanced Fund
Consumer Discretionary	4.9%
Consumer Staples	5.1
Energy	4.9
Exchange Traded Funds	1.0
Financials	7.3
Health Care	5.0
Industrials	5.6
Information Technology	12.3
Materials	2.2
Telecommunication Services	0.3
Utilities	0.3
Total Equity Securities	48.9%
Convertible Corporate Bonds	3.2%
Corporate Bonds	28.8
U.S. Agency Obligations	7.0
U.S. Governments	8.1
Total Bonds	47.1%
Short-Term and Net Other Assets	4.0%
100.0%

DAYS TO MATURITY	Alger Money Market Fund
0 to 1	46.0%
2 to 7	12.3
8 to 30	22.1
31 to 60	19.6
100.0%

† Based on net assets for each Fund, except for Alger Money Market Fund which is based on total investments.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments ‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.0%
ADVERTISING—1.9%
Focus Media Holding Ltd.#*	631,200	$15,622,200

AEROSPACE & DEFENSE—1.1%
Goodrich Corp.	21,600	1,772,712
United Technologies Corp.	95,800	7,162,966
		8,935,678
AIR FREIGHT & LOGISTICS—2.9%
FedEx Corp.	96,500	8,464,980
United Parcel Service Inc., Cl. B	243,000	16,363,620
		24,828,600
AIRLINES—0.9%
United Continental Holdings Inc.*	262,900	7,634,616

APPLICATION SOFTWARE—1.6%
Adobe Systems Inc. *	194,000	5,461,100
Mentor Graphics Corp. *	458,200	4,948,560
Nice Systems Ltd. #*	80,500	2,695,945
		13,105,605
AUTO PARTS & EQUIPMENT—1.1%
Johnson Controls Inc.	39,800	1,397,776
Lear Corp. *	88,900	7,858,760
		9,256,536
BIOTECHNOLOGY—1.5%
Celgene Corp. *	43,300	2,687,631
Cephalon Inc. *	66,200	4,398,328
Human Genome Sciences Inc. *	205,600	5,526,528
		12,612,487
COAL & CONSUMABLE FUELS—1.5%
Peabody Energy Corp.	232,800	12,315,120

COMMODITY CHEMICALS—0.5%
Celanese Corp.	126,500	4,509,725

COMMUNICATIONS EQUIPMENT—3.4%
Cisco Systems Inc. *	477,000	10,889,910
Qualcomm Inc.	392,300	17,704,499
		28,594,409
COMPUTER HARDWARE—10.8%
Apple Inc. *	147,445	44,361,777
Hewlett-Packard Co.	1,112,100	46,774,926
		91,136,703
COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp.*	625,200	13,135,452

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.0%
ArvinMeritor Inc. *	301,600	5,000,528
Caterpillar Inc.	99,200	7,797,120
Cummins Inc.	51,000	4,493,100
		17,290,748

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Mastercard Inc.	42,700	$10,250,562

DEPARTMENT STORES—0.5%
Kohl’s Corp.*	88,600	4,536,320

DIVERSIFIED CHEMICALS—0.3%
Dow Chemical Co., /The	82,000	2,528,060

DIVERSIFIED METALS & MINING—1.9%
Cliffs Natural Resources Inc.	142,100	9,264,920
Freeport-McMoRan Copper & Gold Inc.	68,400	6,476,112
		15,741,032
DRUG RETAIL—0.5%
CVS Caremark Corp.	134,400	4,048,128

ELECTRICAL COMPONENTS & EQUIPMENT—0.1%
Emerson Electric Co.	15,800	867,420

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services Inc.	136,000	4,054,160

FERTILIZERS & AGRICULTURAL CHEMICALS—1.3%
CF Industries Holdings Inc.	39,300	4,815,429
Mosaic Co., /The	86,700	6,342,972
		11,158,401
FINANCE—1.0%
SPDR Gold Trust*	62,224	8,253,391

FOOTWEAR—0.5%
NIKE Inc., Cl. B	53,000	4,316,320

GOLD—0.7%
Goldcorp Inc.	74,700	3,330,873
Yamana Gold Inc.	208,000	2,285,920
		5,616,793
HEALTH CARE EQUIPMENT—1.6%
Covidien PLC	285,600	11,386,872
Insulet Corp. *	155,300	2,477,035
		13,863,907
HEALTH CARE FACILITIES—1.0%
Universal Health Services Inc., Cl. B	215,100	8,877,177

HEALTH CARE SERVICES—1.3%
Medco Health Solutions Inc.*	206,900	10,868,457

HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard Inc.	747,300	8,571,531

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	379,800	8,101,134

HOTELS RESORTS & CRUISE LINES—1.5%
Carnival Corp.	87,800	3,790,326
Wyndham Worldwide Corporation	318,800	9,165,500
		12,955,826

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEHOLD APPLIANCES—0.2%
Stanley Black & Decker Inc.	25,100	$1,555,447

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Towers Watson & Co.	75,200	3,866,784

HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart Stores Inc.	144,900	7,849,233

INDUSTRIAL CONGLOMERATES—1.9%
3M Co.	81,500	6,863,930
Tyco International Ltd.	229,100	8,769,948
		15,633,878
INDUSTRIAL MACHINERY—2.7%
Flowserve Corp.	59,200	5,920,000
Illinois Tool Works Inc.	104,800	4,789,360
Ingersoll-Rand PLC	300,100	11,796,931
		22,506,291
INTEGRATED OIL & GAS—2.4%
Chevron Corp.	125,100	10,334,511
ConocoPhillips	160,900	9,557,460
		19,891,971
INTERNET RETAIL—2.3%
Amazon.com Inc. *	74,100	12,236,874
Expedia Inc.	254,500	7,367,775
		19,604,649
INTERNET SOFTWARE & SERVICES—6.7%
Google Inc., Cl. A *	37,565	23,026,969
GSI Commerce Inc. *	514,100	12,554,322
IAC/InterActiveCorp. *	129,715	3,619,049
Sina Corp. *	76,400	4,301,320
VistaPrint Ltd. *	130,300	5,481,721
Yahoo! Inc. *	452,300	7,467,473
		56,450,854
INVESTMENT BANKING & BROKERAGE—0.9%
Lazard Ltd., Cl. A	116,500	4,298,850
Morgan Stanley	111,300	2,768,031
		7,066,881
IT CONSULTING & OTHER SERVICES—0.7%
International Business Machines Corp.	38,900	5,586,040

LEISURE PRODUCTS—1.5%
Phillips-Van Heusen Corp.	207,700	12,740,318

LIFE & HEALTH INSURANCE—0.9%
MetLife Inc.	186,900	7,537,677

LIFE SCIENCES TOOLS & SERVICES—1.1%
Thermo Fisher Scientific Inc.*	172,700	8,880,234

MANAGED HEALTH CARE—0.2%
Aetna Inc.	11,700	349,362

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
WellPoint Inc. *	28,700	$1,559,558
		1,908,920
METAL & GLASS CONTAINERS—0.3%
Ball Corp.	39,900	2,567,964

MOVIES & ENTERTAINMENT—0.7%
Walt Disney Co., /The	172,500	6,228,975

OIL & GAS EQUIPMENT & SERVICES—2.5%
Halliburton Company	107,400	3,421,764
National Oilwell Varco Inc.	152,600	8,203,776
Schlumberger Ltd.	140,700	9,833,523
		21,459,063
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Concho Resources Inc., /Restricted *,(L2),(a)	141,490	9,123,435
Devon Energy Corp.	148,000	9,622,960
Nexen Inc.	450,941	9,600,534
Plains Exploration & Production Co. *	217,100	6,050,577
		34,397,506
OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
BM&F Bovespa SA	453,800	3,802,123
JPMorgan Chase & Co.	241,337	9,081,511
		12,883,634
PHARMACEUTICALS—3.0%
Abbott Laboratories	111,120	5,702,679
Allergan Inc.	62,000	4,489,420
Auxilium Pharmaceuticals Inc. *	115,900	2,868,525
Optimer Pharmaceuticals Inc. *	337,700	3,171,003
Pfizer Inc.	389,500	6,777,300
Teva Pharmaceutical Industries Ltd. #	36,700	1,904,730
		24,913,657
PROPERTY & CASUALTY INSURANCE—0.7%
Travelers Cos., Inc., /The	108,400	5,983,680

RAILROADS—1.2%
CSX Corp.	154,400	9,487,880
Union Pacific Corp.	11,600	1,017,088
		10,504,968
REAL ESTATE SERVICES—0.4%
CB Richard Ellis Group, Inc.*	181,300	3,326,855

RESEARCH & CONSULTING SERVICES—0.3%
Verisk Analytic Inc., Cl. A*	98,800	2,945,228

RESTAURANTS—1.2%
McDonald’s Corp.	125,500	9,760,135

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.*	224,200	10,266,118

SEMICONDUCTORS—4.1%
Applied Micro Circuits Corporation *	135,900	1,368,513

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Broadcom Corp., Cl. A	73,000	$2,974,020
Marvell Technology Group Ltd. *	647,900	12,510,949
NXP Semiconductor NV *	103,500	1,365,165
ON Semiconductor Corp. *	115,100	882,817
Skyworks Solutions Inc. *	350,300	8,025,373
Texas Instruments Inc.	258,300	7,637,931
		34,764,768
SOFT DRINKS—2.5%
Coca-Cola Co., /The	98,600	6,046,152
PepsiCo Inc.	232,800	15,201,840
		21,247,992
SPECIALIZED FINANCE—0.8%
CME Group Inc.	24,000	6,951,600

SYSTEMS SOFTWARE—2.1%
Oracle Corp.	598,600	17,598,840

TOBACCO—0.8%
Philip Morris International Inc.	115,460	6,754,410

TRUCKING—1.0%
Hertz Global Holdings Inc.*	731,700	8,282,844

TOTAL COMMON STOCKS (Cost $785,921,198)		825,503,912

Total Investments (Cost $785,921,198)(b)	98.0%	825,503,912
Other Assets in Excess of Liabilities	2.0	16,824,935

NET ASSETS	100.0%	$842,328,847

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security pending registration under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on October 7, 2010 for a cost of $6,409,497 and represents 1.1% of the net assets of the Fund.

(b)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $790,380,118 amounted to $35,123,794 which consisted of aggregate gross unrealized appreciation of $66,798,475 and aggregate gross unrealized depreciation of $31,674,681.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER LARGE CAP GROWTH FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—95.6%
AEROSPACE & DEFENSE—3.1%
Boeing Co., /The	27,040	$1,910,105
General Dynamics Corp.	38,790	2,642,375
Lockheed Martin Corp.	31,500	2,245,635
United Technologies Corp.	38,400	2,871,168
		9,669,283
AIR FREIGHT & LOGISTICS—2.1%
FedEx Corp.	38,500	3,377,220
United Parcel Service Inc., Cl. B	47,800	3,218,852
		6,596,072
AIRLINES—0.5%
Delta Air Lines Inc.*	105,000	1,458,450

APPLICATION SOFTWARE—1.4%
Adobe Systems Inc. *	114,600	3,225,990
Salesforce.com Inc. *	9,800	1,137,486
		4,363,476
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
BlackRock Inc.	12,000	2,051,880

BIOTECHNOLOGY—1.5%
Celgene Corp. *	43,600	2,706,252
Gilead Sciences Inc. *	52,100	2,066,807
		4,773,059
COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.	61,400	3,248,060

COMMUNICATIONS EQUIPMENT—3.6%
Cisco Systems Inc. *	277,900	6,344,457
Qualcomm Inc.	109,400	4,937,222
		11,281,679
COMPUTER HARDWARE—7.0%
Apple Inc. *	50,660	15,242,074
Hewlett-Packard Co.	156,665	6,589,330
		21,831,404
COMPUTER STORAGE & PERIPHERALS—1.4%
EMC Corp.*	216,200	4,542,362

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Deere & Co.	20,500	1,574,400

CONSUMER FINANCE—0.5%
American Express Co.	39,800	1,650,108

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Mastercard Inc.	15,300	3,672,918
Visa Inc., Cl. A	32,500	2,540,525
		6,213,443
DEPARTMENT STORES—1.0%
Kohl’s Corp.*	61,100	3,128,320

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.7%
EI Du Pont de Nemours & Co.	46,700	$2,207,976

DIVERSIFIED METALS & MINING—1.2%
Cliffs Natural Resources Inc.	39,800	2,594,960
Freeport-McMoRan Copper & Gold Inc.	13,000	1,230,840
		3,825,800
DRUG RETAIL—1.6%
CVS Caremark Corp.	83,600	2,518,032
Walgreen Co.	74,425	2,521,519
		5,039,551
ELECTRIC UTILITIES—0.9%
Southern Co.	72,100	2,730,427

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Republic Services Inc.	95,800	2,855,798

FERTILIZERS & AGRICULTURAL CHEMICALS—1.1%
Monsanto Co.	33,080	1,965,613
Potash Corporation of Saskatchewan Inc.	9,900	1,436,391
		3,402,004
FOOTWEAR—0.5%
NIKE Inc., Cl. B	18,500	1,506,640

GENERAL MERCHANDISE STORES—0.7%
Target Corp.	45,400	2,358,076

GOLD—0.9%
Goldcorp Inc.	65,100	2,902,809

HEALTH CARE EQUIPMENT—1.7%
Covidien PLC	72,000	2,870,640
Stryker Corp.	27,600	1,365,924
Zimmer Holdings Inc. *	25,300	1,200,232
		5,436,796
HEALTH CARE SERVICES—1.2%
Medco Health Solutions Inc.*	69,500	3,650,835

HOME ENTERTAINMENT SOFTWARE—1.6%
Activision Blizzard Inc.	274,800	3,151,956
Electronic Arts Inc. *	126,800	2,009,780
		5,161,736
HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	147,800	3,152,574

HOTELS RESORTS & CRUISE LINES—1.0%
Carnival Corp.	71,700	3,095,289

HOUSEHOLD APPLIANCES—0.6%
Stanley Black & Decker Inc.	28,000	1,735,160

HOUSEHOLD PRODUCTS—1.3%
Procter & Gamble Co., /The	62,760	3,989,653

HYPERMARKETS & SUPER CENTERS—1.6%
Wal-Mart Stores Inc.	92,600	5,016,142

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL CONGLOMERATES—2.1%
3M Co.	40,200	$3,385,644
Tyco International Ltd.	82,500	3,158,100
		6,543,744
INDUSTRIAL GASES—0.6%
Praxair Inc.	20,200	1,845,068

INDUSTRIAL MACHINERY—1.6%
Danaher Corp.	57,700	2,501,872
Illinois Tool Works Inc.	58,500	2,673,450
		5,175,322
INTEGRATED OIL & GAS—3.4%
Chevron Corp.	70,300	5,807,483
Exxon Mobil Corp.	71,300	4,739,311
		10,546,794
INTEGRATED TELECOMMUNICATION SERVICES—0.5%
Verizon Communications Inc.	52,200	1,694,934

INTERNET RETAIL—1.7%
Amazon.com Inc. *	26,700	4,409,238
Expedia Inc.	27,400	793,230
		5,202,468
INTERNET SOFTWARE & SERVICES—5.3%
eBay Inc. *	118,055	3,519,220
Google Inc., Cl. A *	16,195	9,927,373
Yahoo! Inc. *	193,900	3,201,289
		16,647,882
INVESTMENT BANKING & BROKERAGE—1.1%
Charles Schwab Corp., /The	106,400	1,638,560
Goldman Sachs Group Inc., /The	10,400	1,673,880
		3,312,440
IT CONSULTING & OTHER SERVICES—2.4%
Cognizant Technology Solutions Corp., Cl. A *	30,400	1,981,776
International Business Machines Corp.	38,600	5,542,960
		7,524,736
LEISURE PRODUCTS—0.5%
Coach Inc.	31,600	1,580,000

LIFE & HEALTH INSURANCE—1.0%
Aflac Inc.	28,500	1,592,865
MetLife Inc.	39,900	1,609,167
		3,202,032
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific Inc.*	50,800	2,612,136

MANAGED HEALTH CARE—0.7%
UnitedHealth Group Inc.	57,900	2,087,295

MOVIES & ENTERTAINMENT—1.8%
Viacom Inc., Cl. B	66,500	2,566,235

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOVIES & ENTERTAINMENT—(CONT.)
Walt Disney Co., /The	83,100	$3,000,741
		5,566,976
OIL & GAS EQUIPMENT & SERVICES—1.7%
Schlumberger Ltd.	64,800	4,528,872
Weatherford International Ltd. *	42,100	707,701
		5,236,573
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Devon Energy Corp.	67,800	4,408,356
Nexen Inc.	148,400	3,159,436
		7,567,792
OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
Bank of America Corp.	87,100	996,424
JPMorgan Chase & Co.	84,100	3,164,683
		4,161,107
PACKAGED FOODS & MEATS—0.8%
Kraft Foods Inc., Cl. A	78,100	2,520,287

PERSONAL PRODUCTS—0.3%
Avon Products Inc.	25,300	770,385

PHARMACEUTICALS—5.1%
Abbott Laboratories	58,100	2,981,692
Allergan Inc.	32,400	2,346,084
Johnson & Johnson	52,000	3,310,840
Pfizer Inc.	171,400	2,982,360
Roche Holding AG #	45,000	1,653,750
Teva Pharmaceutical Industries Ltd. #	49,500	2,569,050
		15,843,776
PROPERTY & CASUALTY INSURANCE—0.6%
Travelers Cos., Inc., /The	32,000	1,766,400

RAILROADS—1.1%
CSX Corp.	56,300	3,459,635

RESTAURANTS—1.1%
McDonald’s Corp.	45,000	3,499,650

SEMICONDUCTORS—3.3%
Broadcom Corp., Cl. A	60,300	2,456,622
Intel Corp.	163,330	3,278,033
Marvell Technology Group Ltd. *	184,700	3,566,557
Texas Instruments Inc.	33,100	978,767
		10,279,979
SOFT DRINKS—2.9%
Coca-Cola Co., /The	61,600	3,777,312
PepsiCo Inc.	82,100	5,361,130
		9,138,442
SPECIALIZED FINANCE—1.0%
CME Group Inc.	10,860	3,145,599

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED REITS—0.4%
Weyerhaeuser Company	84,053	$1,363,340

SPECIALTY STORES—0.6%
Staples Inc.	94,300	1,930,321

SYSTEMS SOFTWARE—3.6%
Microsoft Corp.	218,895	5,831,363
Oracle Corp.	184,500	5,424,300
		11,255,663
TOBACCO—1.1%
Philip Morris International Inc.	58,685	3,433,073

TOTAL COMMON STOCKS (Cost $277,885,026)		299,363,111

Total Investments (Cost $277,885,026)(a)	95.6%	299,363,111
Other Assets in Excess of Liabilities	4.4	13,753,254

NET ASSETS	100.0%	$313,116,365

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $278,024,369 amounted to $21,338,742 which consisted of aggregate gross unrealized appreciation of $35,041,409 and aggregate gross unrealized depreciation of $13,702,667.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—97.6%
ADVERTISING—0.8%
Focus Media Holding Ltd.#*	103,100	$2,551,725

AEROSPACE & DEFENSE—2.0%
Goodrich Corp.	74,200	6,089,594

AIRLINES—0.8%
United Continental Holdings Inc.*	84,300	2,448,072

APPAREL RETAIL—2.8%
Chico’s FAS Inc.	190,300	1,849,716
J Crew Group Inc. *	73,700	2,357,663
TJX Cos., Inc.	65,600	3,010,384
Urban Outfitters Inc. *	49,900	1,535,423
		8,753,186
APPLICATION SOFTWARE—5.6%
Adobe Systems Inc. *	220,500	6,207,075
Informatica Corp. *	61,900	2,518,711
Intuit Inc. *	47,600	2,284,800
Nice Systems Ltd. #*	99,300	3,325,557
Salesforce.com Inc. *	23,800	2,762,466
		17,098,609
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
BlackRock Inc.	17,500	2,992,325
T. Rowe Price Group Inc.	72,300	3,996,021
		6,988,346
BIOTECHNOLOGY—4.4%
Alexion Pharmaceuticals Inc. *	20,500	1,400,150
Cephalon Inc. *	23,800	1,581,272
China Nuokang Bio-Pharmaceutical Inc. #*	284,000	1,320,600
Human Genome Sciences Inc. *	142,400	3,827,712
Metabolix Inc. *	375,100	5,236,396
		13,366,130
BROADCASTING & CABLE TV—1.0%
Discovery Communications Inc., Series C*	81,200	3,155,432

COAL & CONSUMABLE FUELS—1.0%
Patriot Coal Corp.*	227,000	3,062,230

COMMUNICATIONS EQUIPMENT—0.7%
Finisar Corp.*	129,000	2,194,290

COMPUTER & ELECTRONICS RETAIL—0.5%
GameStop Corp., Cl. A*	85,500	1,680,930

COMPUTER HARDWARE—0.6%
Teradata Corp.*	44,500	1,751,520

COMPUTER STORAGE & PERIPHERALS—1.6%
NetApp Inc. *	64,700	3,445,275
Seagate Technology PLC *	111,000	1,626,150
		5,071,425
CONSTRUCTION & ENGINEERING—1.7%
Aecom Technology Corp. *	115,200	3,051,648

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & ENGINEERING—(CONT.)
Chicago Bridge & Iron Co., NV #*	82,100	$2,069,741
		5,121,389
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Bucyrus International Inc.	20,600	1,404,096
Westport Innovations Inc. *	108,100	1,958,772
		3,362,868
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Echo Global Logistics Inc. *	114,300	1,623,060
Fiserv Inc. *	55,200	3,009,504
		4,632,564
DIVERSIFIED METALS & MINING—2.9%
Cliffs Natural Resources Inc. ^	88,500	5,770,200
Ivanhoe Mines Ltd. *	32,500	782,275
Walter Energy, Inc.	27,100	2,383,716
		8,936,191
ELECTRICAL COMPONENTS & EQUIPMENT—2.6%
AMETEK Inc.	62,800	3,394,340
General Cable Corp. *	163,600	4,570,984
		7,965,324
ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Stericycle Inc.*	38,600	2,769,164

GOLD—1.7%
Yamana Gold Inc.	473,800	5,207,062

HEALTH CARE EQUIPMENT—2.4%
Insulet Corp. *	67,600	1,078,220
Intuitive Surgical Inc. *	4,300	1,130,685
Mindray Medical International Ltd. #	80,000	2,318,400
NuVasive Inc. *	111,600	2,923,920
		7,451,225
HEALTH CARE FACILITIES—2.3%
Community Health Systems Inc. *	50,000	1,504,000
Select Medical Holdings Corp. *	179,600	1,343,408
Universal Health Services Inc., Cl. B	84,400	3,483,188
VCA Antech Inc. *	35,100	725,517
		7,056,113
HOME ENTERTAINMENT SOFTWARE—1.4%
Activision Blizzard Inc.	384,900	4,414,803

HOME FURNISHING RETAIL—0.8%
Bed Bath & Beyond Inc.*	53,100	2,331,090

HOMEBUILDING—0.9%
Lennar Corp., Cl. A	192,900	2,798,979

HOTELS RESORTS & CRUISE LINES—6.3%
Ctrip.com International Ltd. #*	91,100	4,743,577
Home Inns & Hotels Management Inc. #*	60,200	3,079,832
Interval Leisure Group *	156,600	2,247,210
Morgans Hotel Group Co. *	99,900	806,193

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Orient-Express Hotels Ltd., Cl. A *	160,500	$2,031,930
Royal Caribbean Cruises Ltd. *	89,300	3,530,922
Wyndham Worldwide Corporation	98,600	2,834,750
		19,274,414
HOUSEHOLD APPLIANCES—0.5%
Stanley Black & Decker Inc.	24,400	1,512,068

INDUSTRIAL CONGLOMERATES—0.5%
McDermott International Inc.*	103,500	1,597,005

INDUSTRIAL MACHINERY—4.1%
Duoyuan Global Water Inc. #*	30,000	375,300
Flowserve Corp.	40,600	4,060,000
SmartHeat Inc. *	328,100	2,129,369
SPX Corp.	91,100	6,109,166
		12,673,835
INTERNET RETAIL—3.2%
Expedia Inc.	99,000	2,866,050
NetFlix Inc. *,^	40,100	6,957,350
		9,823,400
INTERNET SOFTWARE & SERVICES—3.3%
GSI Commerce Inc. *	90,600	2,212,452
OpenTable Inc. *	93,655	5,745,734
Yahoo! Inc. *	140,600	2,321,306
		10,279,492
INVESTMENT BANKING & BROKERAGE—0.9%
Greenhill & Co., Inc.	36,200	2,811,654

IT CONSULTING & OTHER SERVICES—1.5%
Cognizant Technology Solutions Corp., Cl. A*	70,900	4,621,971

LEISURE PRODUCTS—2.0%
Coach Inc.	69,000	3,450,000
Polo Ralph Lauren Corp., Cl. A	27,900	2,702,952
		6,152,952
LIFE SCIENCES TOOLS & SERVICES—0.9%
ICON PLC#*	148,400	2,871,540

MANAGED HEALTH CARE—0.5%
Aetna Inc.	48,800	1,457,168

OIL & GAS DRILLING—1.3%
Helmerich & Payne Inc.	36,300	1,552,914
Nabors Industries Ltd. *	113,300	2,367,970
		3,920,884
OIL & GAS EQUIPMENT & SERVICES—1.5%
Cameron International Corp. *	61,400	2,686,250
National Oilwell Varco Inc. ^	34,875	1,874,880
		4,561,130
OIL & GAS EXPLORATION & PRODUCTION—4.2%
Concho Resources Inc., /Restricted *,(L2),(a)	74,900	4,829,637

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Nexen Inc.	239,400	$5,096,826
Plains Exploration & Production Co. *	114,900	3,202,263
		13,128,726
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
BM&F Bovespa SA	594,027	4,977,002

PACKAGED FOODS & MEATS—0.4%
McCormick & Co., Inc.	32,600	1,441,572

PHARMACEUTICALS—4.2%
Auxilium Pharmaceuticals Inc. *	87,400	2,163,150
Medicis Pharmaceutical Corp., Cl. A	66,900	1,990,275
Mylan Inc. *	255,700	5,195,824
Optimer Pharmaceuticals Inc. *	237,100	2,226,369
Shire PLC #	20,100	1,409,010
		12,984,628
RAILROADS—0.9%
CSX Corp.	45,700	2,808,265

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
BR Malls Participacoes SA	222,800	2,128,704

REAL ESTATE SERVICES—1.2%
CB Richard Ellis Group, Inc. *	170,800	3,134,180
E-House China Holdings Ltd. #	39,000	651,690
		3,785,870
RESEARCH & CONSULTING SERVICES—1.3%
Verisk Analytic Inc., Cl. A*	134,800	4,018,388

RESTAURANTS—1.4%
Darden Restaurants Inc.	51,100	2,335,781
McCormick & Schmick’s Seafood Restaurants Inc. *	228,100	2,036,933
		4,372,714
SEMICONDUCTOR EQUIPMENT—1.7%
Lam Research Corp.*	113,400	5,192,586

SEMICONDUCTORS—5.9%
Altera Corp.	133,300	4,160,293
Applied Micro Circuits Corporation *	278,800	2,807,516
Atheros Communications Inc. *	57,265	1,777,506
Marvell Technology Group Ltd. *	217,600	4,201,856
Netlogic Microsystems Inc. *	84,800	2,549,088
Skyworks Solutions Inc. *	114,400	2,620,904
		18,117,163
SPECIALIZED FINANCE—1.8%
CME Group Inc.	13,400	3,881,310
IntercontinentalExchange Inc. *	13,000	1,493,310
		5,374,620
SYSTEMS SOFTWARE—0.5%
Red Hat Inc.*	36,800	1,555,168

	SHARES	VALUE
COMMON STOCKS—(CONT.)
THRIFTS & MORTGAGE FINANCE—0.0%
Ocwen Financial Corp.*	5,700	$49,191
TOBACCO—1.0%
ITC Ltd.*	777,700	2,982,718
TOTAL COMMON STOCKS (Cost $287,432,733)		300,733,089

CONVERTIBLE PREFERRED STOCK—0.7%
BIOTECHNOLOGY—0.7%
Merrimack Pharmaceuticals Inc., Cl. B, /Restricted *,(L3),(b)	222,725	1,289,132
Merrimack Pharmaceuticals Inc., Cl. C, /Restricted *,(L3),(c)	232,232	870,870
		2,160,002
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,160,002)		2,160,002

PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—1.2%
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp., 4.00%, 10/1/14(L2) (Cost $3,175,826)	2,587,000	3,770,553

	CONTRACTS
PURCHASED OPTIONS—0.3%
PUT OPTIONS—0.3%
Cliffs Natural Resources Inc./ January/ 65	694	405,990
NetFlix Inc./ January/ 160	401	457,140
(Cost $947,625)		863,130
CALL OPTIONS—0.0%
Adobe Systems Inc./ December/ 30 (Cost $103,195)	1,100	107,800

TOTAL PURCHASED OPTIONS (Cost $1,050,820)		970,930

Total Investments (Cost $293,819,381)(d)	99.8%	307,634,574
Other Assets in Excess of Liabilities	0.2	576,879

NET ASSETS	100.0%	$308,211,453

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security pending registration under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on October 7, 2010 for a cost of $3,392,970 and represents 1.6% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $1,289,132 and represents 0.4% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $870,870 and represents 0.3% of the net assets of the Fund.

(d)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $295,216,102 amounted to $12,418,472 which consisted of aggregate gross unrealized appreciation of $29,873,762 and aggregate gross unrealized depreciation of $17,455,290.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  | ALGER MID CAP GROWTH FUND

Schedule of Options Written‡ October 31, 2010

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cliffs Natural Resources Inc./ January/ 57.50	694	69,400	188,768
TOTAL PUT OPTIONS WRITTEN (Premiums Received $320,613)			188,768
CALL OPTIONS WRITTEN
Cliffs Natural Resources Inc./ January/ 70	694	69,400	$246,370
National Oilwell Varco Inc./ November/ 48	144	14,400	91,440
NetFlix Inc./ January/ 170	401	40,100	757,890
TOTAL CALL OPTIONS WRITTEN (Premiums Received $558,347)			1,095,700
TOTAL OPTIONS WRITTEN (Premiums Received $878,960)			$1,284,468

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

Industry classifications are unaudited.

See Notes to Financial Statements

(This page has been intentionally left blank.)

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—95.9%
ADVERTISING—1.2%
Focus Media Holding Ltd. #*	294,650	$7,292,588
Interpublic Group of Cos., Inc., /The *	321,450	3,327,007
		10,619,595
AEROSPACE & DEFENSE—1.9%
AAR Corp. *	391,750	8,634,170
BE Aerospace Inc. *	197,950	7,276,642
		15,910,812
AIRLINES—0.8%
United Continental Holdings Inc.*	241,500	7,013,160

APPAREL RETAIL—2.4%
AnnTaylor Stores Corp. *	455,000	10,601,500
Childrens Place Retail Stores Inc., /The *	46,750	2,059,805
Coldwater Creek Inc. *	814,200	2,743,854
Urban Outfitters Inc. *	171,500	5,277,055
		20,682,214
APPLICATION SOFTWARE—6.9%
Ansys Inc. *	156,125	7,064,656
Concur Technologies Inc. *	144,450	7,456,509
Informatica Corp. *	258,750	10,528,537
Nice Systems Ltd. #*	271,850	9,104,257
Pegasystems Inc.	128,450	3,474,572
Solera Holdings Inc.	167,606	8,053,468
Synopsys Inc. *	268,420	6,866,184
Taleo Corp., Cl. A *	234,350	6,723,502
		59,271,685
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group Inc.*	100,512	8,604,832

AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	674,695	9,546,934

AUTOMOTIVE RETAIL—0.3%
Carmax Inc.*	86,800	2,689,932

BIOTECHNOLOGY—3.2%
Alexion Pharmaceuticals Inc. *	145,400	9,930,820
Human Genome Sciences Inc. *	291,900	7,846,272
Savient Pharmaceuticals Inc. *	267,320	3,317,441
United Therapeutics Corp. *	109,950	6,597,000
		27,691,533
CABLE & SATELLITE—0.9%
Sirius XM Radio Inc.*	5,256,920	7,859,095

COMMODITY CHEMICALS—0.6%
STR Holdings Inc.*	202,700	5,037,095

COMMUNICATIONS EQUIPMENT—2.4%
Acme Packet Inc. *	109,750	4,340,613
Finisar Corp. *	369,300	6,281,793
JDS Uniphase Corp. *	570,550	5,996,480

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Riverbed Technology Inc. *	60,350	$3,472,539
		20,091,425
COMPUTER STORAGE & PERIPHERALS—0.8%
QLogic Corp. *	294,650	5,177,000
Smart Technologies Inc., Cl. A *	155,450	2,019,296
		7,196,296
CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	237,840	6,300,382

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
Bucyrus International Inc.	79,400	5,411,904

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Wright Express Corp.*	234,450	8,841,110

DISTRIBUTORS—1.0%
LKQ Corp.*	392,950	8,542,733

DIVERSIFIED METALS & MINING—0.7%
Walter Energy, Inc.	63,750	5,607,450

EDUCATION SERVICES—0.5%
ITT Educational Services Inc.*	69,450	4,481,608

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	156,550	9,801,596

ELECTRICAL COMPONENTS & EQUIPMENT—3.9%
AMETEK Inc.	184,500	9,972,225
GrafTech International Ltd. *	435,150	7,166,921
Roper Industries Inc.	104,550	7,258,906
Woodward Governor Co.	300,700	9,423,938
		33,821,990
ELECTRONIC MANUFACTURING SERVICES—1.1%
Trimble Navigation Ltd.*	256,895	9,207,117

ENVIRONMENTAL & FACILITIES SERVICES—2.5%
Clean Harbors, Inc. *	93,450	6,588,225
Tetra Tech Inc. *	253,450	5,337,657
Waste Connections Inc.	234,350	9,547,419
		21,473,301
FOREST PRODUCTS—0.5%
Louisiana-Pacific Corp.*	593,100	4,590,594

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree Inc.*	206,830	10,612,447

GOLD—0.4%
Gammon Gold Inc.*	522,250	3,566,968

HEALTH CARE EQUIPMENT—1.9%
NuVasive Inc. *	125,200	3,280,240
Sirona Dental Systems Inc. *	153,900	5,794,335
Thoratec Corp. *	214,300	6,994,752
		16,069,327

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—2.3%
Community Health Systems Inc. *	191,850	$5,770,848
Select Medical Holdings Corp. *	595,750	4,456,210
Universal Health Services Inc., Cl. B	108,500	4,477,795
VCA Antech Inc. *	249,100	5,148,897
		19,853,750
HEALTH CARE SERVICES—0.9%
Emergency Medical Services Corp.*	136,650	7,431,027

HOME FURNISHING RETAIL—1.0%
Williams-Sonoma Inc.	269,600	8,726,952

HOTELS RESORTS & CRUISE LINES—1.8%
Gaylord Entertainment Co. *	246,100	8,204,974
Wyndham Worldwide Corporation	248,400	7,141,500
		15,346,474
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	92,500	6,091,125

HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	201,650	9,035,937

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
Towers Watson & Co.	128,050	6,584,331

INDUSTRIAL CONGLOMERATES—0.6%
McDermott International Inc.*	352,350	5,436,761

INDUSTRIAL MACHINERY—3.4%
Actuant Corp., Cl. A	240,550	5,405,158
Barnes Group Inc.	185,100	3,366,969
Clarcor Inc.	129,950	5,153,817
Pall Corp.	192,500	8,213,975
SPX Corp.	101,200	6,786,472
		28,926,391
INDUSTRIAL REITS—0.6%
Dupont Fabros Technology Inc.	221,700	5,564,670

INTERNET SOFTWARE & SERVICES—3.6%
GSI Commerce Inc. *	334,250	8,162,385
IAC/InterActiveCorp. *	288,500	8,049,150
OpenTable Inc. *	151,250	9,279,187
VistaPrint Ltd. *	136,900	5,759,383
		31,250,105
INVESTMENT BANKING & BROKERAGE—1.0%
Greenhill & Co., Inc.	107,250	8,330,107

IT CONSULTING & OTHER SERVICES—0.4%
SRA International, Inc. Cl. A*	173,250	3,466,733

LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	179,600	6,488,948

LEISURE PRODUCTS—1.7%
Carter’s Inc. *	165,650	4,124,685

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—(CONT.)
Phillips-Van Heusen Corp.	167,600	$10,280,584
		14,405,269
LIFE SCIENCES TOOLS & SERVICES—2.1%
Bruker Corp. *	392,600	5,885,074
ICON PLC #*	237,950	4,604,332
Parexel International Corp. *	376,250	8,089,375
		18,578,781
MANAGED HEALTH CARE—1.0%
Amerigroup Corp.*	207,650	8,665,235

METAL & GLASS CONTAINERS—0.9%
Crown Holdings Inc.*	246,550	7,936,444

OIL & GAS EQUIPMENT & SERVICES—1.1%
Acergy SA #	342,200	6,902,174
Cal Dive International Inc. *	523,550	2,649,163
		9,551,337
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Concho Resources Inc. *	48,250	3,313,328
Mariner Energy Inc. *	133,550	3,328,066
Plains Exploration & Production Co. *	342,400	9,542,688
Quicksilver Resources Inc. *	232,050	3,473,788
		19,657,870
PACKAGED FOODS & MEATS—1.4%
Hain Celestial Group Inc. *	269,050	6,653,606
Ralcorp Holdings Inc. *	90,600	5,622,636
		12,276,242
PHARMACEUTICALS—4.1%
Auxilium Pharmaceuticals Inc. *	235,504	5,828,724
Medicis Pharmaceutical Corp., Cl. A	276,850	8,236,288
Mylan Inc. *	356,090	7,235,749
Optimer Pharmaceuticals Inc. *	504,750	4,739,602
Perrigo Co.	97,850	6,446,358
Valeant Pharmaceuticals International Inc.	92,140	2,543,985
		35,030,706
RAILROADS—1.0%
Genesee & Wyoming Inc., Cl. A*	188,150	8,698,174

REAL ESTATE SERVICES—0.9%
CB Richard Ellis Group, Inc.*	444,350	8,153,822

REGIONAL BANKS—0.7%
Signature Bank*	146,900	6,205,056

REINSURANCE—0.6%
Platinum Underwriters Holdings Ltd.	117,350	5,051,918

RESEARCH & CONSULTING SERVICES—2.4%
FTI Consulting Inc. *	117,750	4,175,415
ICF International Inc. *	281,700	7,217,154
IHS Inc., Cl. A *	123,100	8,892,744
		20,285,313

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.0%
Darden Restaurants Inc.	189,650	$8,668,902

RETAIL REITS—0.7%
Macerich Co., /The	125,000	5,576,250

SECURITY & ALARM SERVICES—1.0%
Geo Group Inc., /The*	335,800	8,613,270

SEMICONDUCTOR EQUIPMENT—1.1%
Novellus Systems Inc.*	329,350	9,620,313

SEMICONDUCTORS—4.9%
Applied Micro Circuits Corporation *	487,400	4,908,118
Atheros Communications Inc. *	201,250	6,246,800
Mellanox Technologies Ltd. *	291,755	6,716,200
Monolithic Power Systems Inc. *	268,750	4,318,813
Netlogic Microsystems Inc. *	205,450	6,175,827
ON Semiconductor Corp. *	545,100	4,180,917
Skyworks Solutions Inc. *	423,900	9,711,549
		42,258,224
SPECIALIZED CONSUMER SERVICES—1.1%
Sotheby’s	215,450	9,445,328

SPECIALTY CHEMICALS—0.9%
Rockwood Holdings Inc.*	235,050	7,972,896

SPECIALTY STORES—1.1%
PetSmart Inc.	254,650	9,531,550

SYSTEMS SOFTWARE—1.1%
Red Hat Inc.*	216,700	9,157,742

THRIFTS & MORTGAGE FINANCE—0.8%
Brookline Bancorp Inc.	353,850	3,446,499
Ocwen Financial Corp. *	364,850	3,148,656
		6,595,155
WIRELESS TELECOMMUNICATION SERVICES—2.3%
SBA Communications Corp. *	250,350	9,828,741
Syniverse Holdings Inc. *	312,200	9,518,978
		19,347,719
TOTAL COMMON STOCKS (Cost $710,561,897)		824,359,962

Total Investments (Cost $710,561,897)(a)	95.9%	824,359,962
Other Assets in Excess of Liabilities	4.1	34,856,365

NET ASSETS	100.0%	$859,216,327

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.

#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $711,441,213 amounted to $112,918,749 which consisted of aggregate gross unrealized appreciation of $146,412,528 and aggregate gross unrealized depreciation of $33,493,779.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—97.5%
AEROSPACE & DEFENSE—2.4%
AAR Corp. *	44,900	$989,596
BE Aerospace Inc. *	84,545	3,107,874
Esterline Technologies Corp. *	68,420	4,135,305
		8,232,775
AIRLINES—0.9%
Airtran Holdings Inc.*	428,945	3,174,193

APPAREL RETAIL—2.9%
Aeropostale Inc. *	65,300	1,592,014
AnnTaylor Stores Corp. *	176,700	4,117,110
Childrens Place Retail Stores Inc., /The *	75,900	3,344,154
Coldwater Creek Inc. *	319,100	1,075,367
		10,128,645
APPLICATION SOFTWARE—9.1%
Cadence Design Systems, Inc. *	324,500	2,748,515
Concur Technologies Inc. *	63,995	3,303,422
Informatica Corp. *	88,300	3,592,927
Nice Systems Ltd. #*	124,225	4,160,295
Pegasystems Inc.	52,600	1,422,830
QLIK Technologies Inc. *	98,186	2,451,705
Solera Holdings Inc.	84,145	4,043,167
Taleo Corp., Cl. A *	98,900	2,837,441
Ultimate Software Group Inc. *	79,400	3,285,572
VanceInfo Technologies Inc. #*	91,400	3,324,218
		31,170,092
AUTO PARTS & EQUIPMENT—1.2%
Dana Holding Corp.*	280,300	3,966,245

BIOTECHNOLOGY—2.2%
Acorda Therapeutics Inc. *	37,700	1,019,408
Cubist Pharmaceuticals Inc. *	58,900	1,371,192
Incyte Corp., Ltd. *	61,600	1,026,256
Savient Pharmaceuticals Inc. *	121,900	1,512,779
United Therapeutics Corp. *	42,520	2,551,200
		7,480,835
CASINOS & GAMING—0.7%
WMS Industries Inc.*	57,800	2,521,814

COAL & CONSUMABLE FUELS—0.8%
Patriot Coal Corp.*	190,600	2,571,194

COMMERCIAL PRINTING—0.3%
Warnaco Group Inc., /The*	18,500	982,535

COMMODITY CHEMICALS—0.5%
STR Holdings Inc.*	70,400	1,749,440

COMMUNICATIONS EQUIPMENT—3.4%
Acme Packet Inc. *	37,900	1,498,945
Aruba Networks Inc. *	162,500	3,560,375
Finisar Corp. *	208,200	3,541,482

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Riverbed Technology Inc. *	52,400	$3,015,096
		11,615,898
COMPUTER STORAGE & PERIPHERALS—0.8%
QLogic Corp. *	100,200	1,760,514
Smart Technologies Inc., Cl. A *	79,900	1,037,901
		2,798,415
CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	94,695	2,508,471

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Wright Express Corp.*	92,975	3,506,087

DISTRIBUTORS—1.1%
LKQ Corp.*	178,670	3,884,286

DIVERSIFIED CHEMICALS—0.3%
Solutia Inc.*	64,000	1,159,040

EDUCATION SERVICES—1.2%
American Public Education Inc. *	71,700	2,004,732
Grand Canyon Education, Inc. *	106,100	1,995,741
		4,000,473
ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	63,200	3,956,952

ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
GrafTech International Ltd. *	207,600	3,419,172
Woodward Governor Co.	133,460	4,182,636
		7,601,808
ENVIRONMENTAL & FACILITIES SERVICES—2.7%
Clean Harbors, Inc. *	44,000	3,102,000
Tetra Tech Inc. *	95,200	2,004,912
Waste Connections Inc.	102,100	4,159,554
		9,266,466
FOOD DISTRIBUTORS—0.6%
United Natural Foods Inc.*	62,500	2,235,000

FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	275,400	2,131,596

GOLD—0.4%
Gammon Gold Inc.*	200,900	1,372,147

HEALTH CARE EQUIPMENT—4.3%
Arthrocare Corp. *	57,600	1,571,328
Insulet Corp. *	194,900	3,108,655
MAKO Surgical Corp. *	137,200	1,479,016
NuVasive Inc. *	63,300	1,658,460
Sirona Dental Systems Inc. *	63,800	2,402,070
Thoratec Corp. *	92,828	3,029,906
Wright Medical Group Inc. *	106,300	1,418,042
		14,667,477

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.5%
LifePoint Hospitals Inc. *	98,600	$3,344,512
Select Medical Holdings Corp. *	260,700	1,950,036
		5,294,548
HEALTH CARE SERVICES—1.8%
Catalyst Health Solutions, Inc. *	92,100	3,485,985
Gentiva Health Services Inc. *	109,600	2,551,488
		6,037,473
HEALTH CARE SUPPLIES—0.6%
AGA Medical Holdings Inc.*	103,500	2,147,625

HEALTH CARE TECHNOLOGY—1.7%
MedAssets Inc. *	131,200	2,432,448
Medidata Solutions Inc. *	184,000	3,427,920
		5,860,368
HOME FURNISHING RETAIL—1.1%
Williams-Sonoma Inc.	118,200	3,826,134

HOME FURNISHINGS—0.3%
Ethan Allen Interiors Inc.	63,579	964,493

HOTELS RESORTS & CRUISE LINES—2.0%
Gaylord Entertainment Co. *	111,200	3,707,408
Interval Leisure Group *	209,200	3,002,020
		6,709,428
HOUSEWARES & SPECIALTIES—1.0%
Tupperware Brands Corp.	80,400	3,602,724

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
Towers Watson & Co.	71,700	3,686,814

INDUSTRIAL MACHINERY—3.3%
Actuant Corp., Cl. A	188,940	4,245,482
Clarcor Inc.	78,100	3,097,446
RBC Bearings Inc. *	122,100	4,068,372
		11,411,300
INTERNET RETAIL—1.3%
Shutterfly Inc.*	145,500	4,379,550

INTERNET SOFTWARE & SERVICES—4.0%
GSI Commerce Inc. *	143,349	3,500,583
LogMeIn, Inc. *	93,700	3,722,701
OpenTable Inc. *	64,700	3,969,345
VistaPrint Ltd. *	64,900	2,730,343
		13,922,972
INVESTMENT BANKING & BROKERAGE—1.1%
Greenhill & Co., Inc.	46,200	3,588,354

IT CONSULTING & OTHER SERVICES—0.4%
SRA International, Inc. Cl. A*	63,600	1,272,636

LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	73,375	2,651,039

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.6%
Carter’s Inc. *	54,400	$1,354,560
Vera Bradley Inc. *	27,400	749,390
		2,103,950
LIFE SCIENCES TOOLS & SERVICES—1.9%
Bruker Corp. *	215,400	3,228,846
Parexel International Corp. *	153,808	3,306,872
		6,535,718
MANAGED HEALTH CARE—1.0%
Amerigroup Corp.*	83,300	3,476,109

METAL & GLASS CONTAINERS—0.8%
Silgan Holdings Inc.	82,470	2,783,362

OFFICE SERVICES & SUPPLIES—0.3%
American Reprographics Co.*	128,300	913,496

OIL & GAS EQUIPMENT & SERVICES—1.2%
Cal Dive International Inc. *	235,100	1,189,606
Dril-Quip Inc. *	25,220	1,742,702
Lufkin Industries Inc.	23,100	1,128,435
		4,060,743
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Kodiak Oil & Gas Corp. *	486,000	2,002,320
Mariner Energy Inc. *	61,859	1,541,526
Quicksilver Resources Inc. *	94,800	1,419,156
Rosetta Resources Inc. *	63,800	1,525,458
SM Energy Co.	21,200	883,616
		7,372,076
PACKAGED FOODS & MEATS—2.1%
Diamond Foods, Inc.	53,300	2,355,860
Flowers Foods Inc.	89,400	2,277,912
Hain Celestial Group Inc. *	98,420	2,433,927
		7,067,699
PHARMACEUTICALS—2.4%
Auxilium Pharmaceuticals Inc. *	105,300	2,606,175
Eurand NV *	37,600	412,096
Medicis Pharmaceutical Corp., Cl. A	95,800	2,850,050
Optimer Pharmaceuticals Inc. *	260,600	2,447,034
		8,315,355
PUBLISHING—0.8%
Valassis Communications Inc.*	87,500	2,887,500

RAILROADS—1.2%
Genesee & Wyoming Inc., Cl. A*	88,000	4,068,240

REGIONAL BANKS—1.4%
Investors Bancorp, Inc. *	173,800	2,085,600
Signature Bank *	64,900	2,741,376
		4,826,976
REINSURANCE—0.5%
Platinum Underwriters Holdings Ltd.	40,400	1,739,220

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.9%
FTI Consulting Inc. *	49,500	$1,755,270
ICF International Inc. *	94,300	2,415,966
Resources Connection Inc.	148,000	2,396,120
		6,567,356
RESTAURANTS—1.7%
Cheesecake Factory Inc., /The *	100,700	2,932,384
McCormick & Schmick’s Seafood Restaurants Inc. *	189,935	1,696,120
Sonic Corp. *	149,400	1,326,672
		5,955,176
SECURITY & ALARM SERVICES—1.3%
Geo Group Inc., /The*	168,970	4,334,080

SEMICONDUCTOR EQUIPMENT—1.3%
Novellus Systems Inc.*	150,600	4,399,026

SEMICONDUCTORS—4.7%
Applied Micro Circuits Corporation *	276,700	2,786,369
Atheros Communications Inc. *	93,825	2,912,328
Mellanox Technologies Ltd. *	108,861	2,505,980
Monolithic Power Systems Inc. *	137,900	2,216,053
Netlogic Microsystems Inc. *	85,200	2,561,112
Skyworks Solutions Inc. *	145,600	3,335,696
		16,317,538
SPECIALIZED CONSUMER SERVICES—1.2%
Sotheby’s	94,900	4,160,416

SPECIALTY CHEMICALS—1.9%
Kraton Performance Polymers Inc. *	79,300	2,574,078
Rockwood Holdings Inc. *	112,600	3,819,392
		6,393,470
SPECIALTY STORES—1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.*	120,100	3,685,869

THRIFTS & MORTGAGE FINANCE—0.5%
Ocwen Financial Corp.*	204,700	1,766,561

TRUCKING—0.7%
Dollar Thrifty Automotive Group Inc.*	55,400	2,570,560

WIRELESS TELECOMMUNICATION SERVICES—1.4%
Syniverse Holdings Inc.*	162,100	4,942,429

TOTAL COMMON STOCKS (Cost $289,224,180)		335,280,267

Total Investments (Cost $289,224,180)(a)	97.5%	335,280,267
Other Assets in Excess of Liabilities	2.5	8,557,033

NET ASSETS	100.0%	$343,837,300

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $289,588,321 amounted to $45,691,946 which consisted of aggregate gross unrealized appreciation of $65,060,793 and aggregate gross unrealized depreciation of $19,368,847.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.4%
ADVERTISING—0.5%
Focus Media Holding Ltd.#*	2,670	$66,082

AEROSPACE & DEFENSE—2.6%
AAR Corp. *	3,010	66,340
BE Aerospace Inc. *	3,865	142,078
Esterline Technologies Corp. *	2,345	141,732
		350,150
APPAREL RETAIL—2.4%
AnnTaylor Stores Corp. *	6,410	149,353
Childrens Place Retail Stores Inc., /The *	2,615	115,217
Coldwater Creek Inc. *	15,380	51,830
		316,400
APPLICATION SOFTWARE—8.3%
Ansys Inc. *	2,040	92,310
Concur Technologies Inc. *	1,700	87,754
Informatica Corp. *	4,210	171,305
Mentor Graphics Corp. *	5,750	62,100
Nice Systems Ltd. #*	2,045	68,487
Pegasystems Inc.	3,720	100,626
QLIK Technologies Inc. *	5,325	132,965
Taleo Corp., Cl. A *	5,120	146,893
VanceInfo Technologies Inc. #*	4,360	158,573
Verint Systems Inc. *	2,410	79,313
		1,100,326
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group Inc.*	1,570	134,408

AUTO PARTS & EQUIPMENT—1.0%
Dana Holding Corp.*	9,100	128,765

BIOTECHNOLOGY—3.9%
Alexion Pharmaceuticals Inc. *	2,005	136,941
AVEO Pharmaceuticals Inc. *	7,725	117,420
Human Genome Sciences Inc. *	4,360	117,197
Savient Pharmaceuticals Inc. *	5,510	68,379
United Therapeutics Corp. *	1,275	76,500
		516,437
CABLE & SATELLITE—0.9%
Sirius XM Radio Inc.*	84,585	126,455

CASINOS & GAMING—0.9%
WMS Industries Inc.*	2,650	115,620

COMMUNICATIONS EQUIPMENT—2.7%
Aruba Networks Inc. *	5,590	122,477
Finisar Corp. *	5,535	94,150
JDS Uniphase Corp. *	6,690	70,312
Riverbed Technology Inc. *	1,280	73,651
		360,590
COMPUTER STORAGE & PERIPHERALS—0.3%
Smart Technologies Inc., Cl. A*	3,385	43,971

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	3,840	$101,722

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Bucyrus International Inc.	1,310	89,289

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Echo Global Logistics Inc.*	4,945	70,219

DISTRIBUTORS—0.8%
LKQ Corp.*	5,125	111,417

DIVERSIFIED METALS & MINING—0.5%
Walter Energy, Inc.	765	67,289

EDUCATION SERVICES—1.2%
American Public Education Inc. *	2,350	65,706
Grand Canyon Education, Inc. *	4,785	90,006
		155,712
ELECTRIC UTILITIES—0.9%
ITC Holdings Corp.	1,975	123,655

ELECTRICAL COMPONENTS & EQUIPMENT—2.8%
AMETEK Inc.	2,685	145,124
GrafTech International Ltd. *	6,165	101,537
Woodward Governor Co.	3,870	121,286
		367,947
ELECTRONIC COMPONENTS—0.9%
Fabrinet*	8,590	120,947

ELECTRONIC MANUFACTURING SERVICES—0.9%
Trimble Navigation Ltd.*	3,425	122,752

ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Clean Harbors, Inc. *	1,595	112,448
Waste Connections Inc.	2,930	119,368
		231,816
FOOD DISTRIBUTORS—0.5%
United Natural Foods Inc.*	1,810	64,726

FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	9,690	75,001

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree Inc.*	3,222	165,321

GOLD—0.4%
Gammon Gold Inc.*	8,810	60,172

HEALTH CARE EQUIPMENT—3.3%
HeartWare International Inc. *	1,465	100,118
Insulet Corp. *	6,920	110,374
MAKO Surgical Corp. *	5,170	55,733
Sirona Dental Systems Inc. *	2,625	98,831
Thoratec Corp. *	2,145	70,013
		435,069

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—0.7%
Community Health Systems Inc.*	2,875	$86,480

HEALTH CARE SERVICES—1.6%
Catalyst Health Solutions, Inc. *	3,210	121,498
Gentiva Health Services Inc. *	3,900	90,792
		212,290
HEALTH CARE SUPPLIES—0.4%
AGA Medical Holdings Inc.*	2,790	57,893

HEALTH CARE TECHNOLOGY—1.4%
MedAssets Inc. *	3,945	73,140
Medidata Solutions Inc. *	6,180	115,134
		188,274
HOME FURNISHINGS—0.4%
Ethan Allen Interiors Inc.	3,630	55,067

HOTELS RESORTS & CRUISE LINES—2.5%
eLong Inc. #*	6,310	112,633
Interval Leisure Group *	8,015	115,015
Morgans Hotel Group Co. *	13,265	107,049
		334,697
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	1,345	88,568

INDUSTRIAL MACHINERY—3.8%
Actuant Corp., Cl. A	4,730	106,283
Barnes Group Inc.	3,555	64,665
Clarcor Inc.	2,745	108,867
RBC Bearings Inc. *	3,350	111,622
SPX Corp.	1,610	107,967
		499,404
INTERNET RETAIL—1.2%
Shutterfly Inc.*	5,310	159,831

INTERNET SOFTWARE & SERVICES—6.0%
GSI Commerce Inc. *	5,240	127,961
IAC/InterActiveCorp. *	3,590	100,161
LogMeIn, Inc. *	3,770	149,782
OpenTable Inc. *	2,565	157,363
support.com Inc. *	30,390	172,311
VistaPrint Ltd. *	2,110	88,768
		796,346
INVESTMENT BANKING & BROKERAGE—1.0%
Greenhill & Co., Inc.	1,655	128,544

LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	3,035	109,655

LEISURE PRODUCTS—1.5%
Phillips-Van Heusen Corp.	2,090	128,201
Vera Bradley Inc. *	2,430	66,460
		194,661

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—0.9%
Parexel International Corp.*	5,460	$117,390

MANAGED HEALTH CARE—0.8%
Amerigroup Corp.*	2,525	105,368

METAL & GLASS CONTAINERS—0.8%
Silgan Holdings Inc.	3,120	105,300

OFFICE REITS—0.5%
Mack-Cali Realty Corp.	1,820	61,115

OFFICE SERVICES & SUPPLIES—0.4%
American Reprographics Co.*	8,320	59,238

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	3,945	79,571
Dril-Quip Inc. *	1,265	87,411
		166,982
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Concho Resources Inc. *	730	50,129
Kodiak Oil & Gas Corp. *	13,140	54,137
Plains Exploration & Production Co. *	3,215	89,602
Quicksilver Resources Inc. *	3,725	55,763
Resolute Entergy Corp. *	8,350	100,284
		349,915
PACKAGED FOODS & MEATS—2.1%
Diamond Foods, Inc.	2,405	106,301
Flowers Foods Inc.	3,570	90,964
Hain Celestial Group Inc. *	3,650	90,264
		287,529
PHARMACEUTICALS—3.0%
Auxilium Pharmaceuticals Inc. *	4,480	110,880
Cadence Pharmaceuticals Inc. *	8,645	76,768
Mylan Inc. *	5,880	119,482
Optimer Pharmaceuticals Inc. *	10,050	94,369
		401,499
PUBLISHING—0.4%
Valassis Communications Inc.*	1,835	60,555

RAILROADS—1.0%
Genesee & Wyoming Inc., Cl. A*	2,825	130,600

REAL ESTATE SERVICES—1.0%
CB Richard Ellis Group, Inc.*	7,060	129,551

REGIONAL BANKS—1.8%
Investors Bancorp, Inc. *	7,045	84,540
Park Sterling Bank *	10,345	60,208
Signature Bank *	2,135	90,182
		234,930
REINSURANCE—0.7%
Platinum Underwriters Holdings Ltd.	2,300	99,015

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.8%
ICF International Inc. *	4,440	$113,753
IHS Inc., Cl. A *	1,795	129,671
		243,424
RESTAURANTS—0.5%
Country Style Cooking Restaurant#*	2,065	61,041

RETAIL REITS—0.5%
Macerich Co., /The	1,565	69,815

SECURITY & ALARM SERVICES—0.9%
Geo Group Inc., /The*	4,660	119,529

SEMICONDUCTOR EQUIPMENT—1.0%
Novellus Systems Inc.*	4,400	128,524

SEMICONDUCTORS—4.7%
Applied Micro Circuits Corporation *	7,455	75,072
Atheros Communications Inc. *	3,050	94,672
Mellanox Technologies Ltd. *	5,090	117,172
Netlogic Microsystems Inc. *	4,195	126,102
ON Semiconductor Corp. *	7,785	59,711
Skyworks Solutions Inc. *	6,360	145,707
		618,436
SPECIALIZED CONSUMER SERVICES—1.6%
Sotheby’s	2,645	115,957
Steiner Leisure Ltd. *	2,435	94,405
		210,362
SPECIALTY CHEMICALS—1.9%
Kraton Performance Polymers Inc. *	4,000	129,840
Rockwood Holdings Inc. *	3,570	121,095
		250,935
THRIFTS & MORTGAGE FINANCE—0.3%
Ocwen Financial Corp.*	5,400	46,602

TRUCKING—0.6%
Dollar Thrifty Automotive Group Inc.*	1,660	77,024

WIRELESS TELECOMMUNICATION SERVICES—1.1%
SBA Communications Corp.*	3,615	141,925

TOTAL COMMON STOCKS (Cost $9,885,600)		12,810,572

Total Investments (Cost $9,885,600)(a)	96.4%	12,810,572
Other Assets in Excess of Liabilities	3.6	478,389

NET ASSETS	100.0%	$13,288,961

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $9,947,749 amounted to $2,862,823 which consisted of aggregate gross unrealized appreciation of $3,117,920 and aggregate gross unrealized depreciation of $255,097.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—92.8%
BIOTECHNOLOGY—18.4%
Acorda Therapeutics Inc. *	69,950	$1,891,448
Actelion Ltd. *	93,600	4,670,727
Alexion Pharmaceuticals Inc. *	53,050	3,623,315
Arqule Inc. *	446,200	2,463,024
AVEO Pharmaceuticals Inc. *	170,150	2,586,280
Celgene Corp. *	113,059	7,017,572
Cephalon Inc. *	94,050	6,248,682
China Nuokang Bio-Pharmaceutical Inc. #*	170,739	793,937
Cubist Pharmaceuticals Inc. *	50,050	1,165,164
Human Genome Sciences Inc. *	284,600	7,650,048
Savient Pharmaceuticals Inc. *	132,100	1,639,361
United Therapeutics Corp. *	67,900	4,074,000
		43,823,558
DRUG RETAIL—2.5%
CVS Caremark Corp.	197,400	5,945,688

HEALTH CARE EQUIPMENT—13.9%
Arthrocare Corp. *	58,850	1,605,428
Covidien PLC	31,900	1,271,853
Edwards Lifesciences Corp. *	42,500	2,716,175
Hospira Inc. *	50,200	2,985,896
Insulet Corp. *	107,960	1,721,962
Intuitive Surgical Inc. *	18,100	4,759,395
Kinetic Concepts Inc. *	60,050	2,283,702
MAKO Surgical Corp. *	146,750	1,581,965
Medtronic Inc.	67,150	2,364,351
NuVasive Inc. *	62,669	1,641,928
Stryker Corp.	47,950	2,373,045
Thoratec Corp. *	59,950	1,956,768
Wright Medical Group Inc. *	108,300	1,444,722
Zimmer Holdings Inc. *	91,200	4,326,528
		33,033,718
HEALTH CARE FACILITIES—4.5%
Community Health Systems Inc. *	101,650	3,057,632
LifePoint Hospitals Inc. *	62,350	2,114,912
Select Medical Holdings Corp. *	404,600	3,026,408
Universal Health Services Inc., Cl. B	59,350	2,449,374
		10,648,326
HEALTH CARE SERVICES—2.1%
Medco Health Solutions Inc.*	93,900	4,932,567

HEALTH CARE SUPPLIES—2.0%
AGA Medical Holdings Inc. *	164,800	3,419,600
Align Technology Inc. *	73,800	1,256,814
		4,676,414
HEALTH CARE TECHNOLOGY—1.5%
Medidata Solutions Inc.*	186,700	3,478,221

INDUSTRIAL MACHINERY—0.6%
Pall Corp.	34,450	1,469,982

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—7.0%
Affymetrix Inc. *	203,365	$911,075
Bruker Corp. *	164,650	2,468,104
Charles River Laboratories International Inc. *	98,450	3,226,207
Illumina Inc. *	54,630	2,966,955
Parexel International Corp. *	104,083	2,237,784
Thermo Fisher Scientific Inc. *	96,600	4,967,172
		16,777,297
MANAGED HEALTH CARE—7.9%
CIGNA Corp.	74,350	2,616,377
Humana Inc. *	73,800	4,301,802
UnitedHealth Group Inc.	234,350	8,448,317
WellPoint Inc. *	62,950	3,420,703
		18,787,199
PHARMACEUTICALS—32.4%
Abbott Laboratories	158,500	8,134,220
Allergan Inc.	84,500	6,118,645
Auxilium Pharmaceuticals Inc. *	334,078	8,268,430
Cadence Pharmaceuticals Inc. *	136,900	1,215,672
Eurand NV *	42,820	469,307
Forest Laboratories Inc. *	102,450	3,385,973
Johnson & Johnson	42,150	2,683,691
Medicis Pharmaceutical Corp., Cl. A	116,390	3,462,602
Merck & Co., Inc.	108,300	3,929,124
Mylan Inc. *	262,850	5,341,112
Optimer Pharmaceuticals Inc. *	917,460	8,614,949
Pfizer Inc.	286,000	4,976,400
Roche Holding AG	50,200	7,370,726
Sanofi-Aventis SA #	64,450	2,262,840
Shire PLC #	104,650	7,335,965
SuperGen Inc. *	492,250	1,368,455
Valeant Pharmaceuticals International Inc.	81,654	2,254,467
		77,192,578
TOTAL COMMON STOCKS (Cost $210,126,669)		220,765,548

CONVERTIBLE PREFERRED STOCK—0.7%
BIOTECHNOLOGY—0.7%
Merrimack Pharmaceuticals Inc., Cl. B, /Restricted *,(L3),(a)	174,261	1,008,623
Merrimack Pharmaceuticals Inc., Cl. C, /Restricted *,(L3),(b)	181,700	681,375
		1,689,998
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,689,998)		1,689,998

Total Investments (Cost $211,816,667)(c)	93.5%	222,455,546
Other Assets in Excess of Liabilities	6.5	15,482,461

NET ASSETS	100.0%	$237,938,007

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $1,008,623 and represents 0.4% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $681,375 and represents 0.3% of the net assets of the Fund.

(c)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $212,738,620 amounted to $9,716,926 which consisted of aggregate gross unrealized appreciation of $21,400,247 and aggregate gross unrealized depreciation of $11,683,321.

(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER BALANCED FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—46.4%
ADVERTISING—0.2%
Focus Media Holding Ltd.#*	6,200	$153,450

AEROSPACE & DEFENSE—1.5%
BE Aerospace Inc. *	4,500	165,420
Boeing Co., /The	2,120	149,757
General Dynamics Corp.	4,200	286,104
ITT Corp.	3,010	142,042
Lockheed Martin Corp.	3,000	213,870
		957,193
AIR FREIGHT & LOGISTICS—0.9%
FedEx Corp.	2,900	254,388
United Parcel Service Inc., Cl. B	4,500	303,030
		557,418
APPLICATION SOFTWARE—0.4%
Adobe Systems Inc. *	4,400	123,860
Intuit Inc. *	3,000	144,000
		267,860
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Invesco Ltd.	5,000	115,000
Legg Mason Inc.	3,800	117,914
		232,914
BIOTECHNOLOGY—0.8%
Celgene Corp. *	3,100	192,417
Cephalon Inc. *	2,800	186,032
Gilead Sciences Inc. *	2,100	83,307
Human Genome Sciences Inc. *	1,100	29,568
		491,324
BROADCASTING & CABLE TV—0.4%
Scripps Networks Interactive Inc.	5,000	254,450

CABLE & SATELLITE—0.2%
Comcast Corp., Cl. A	7,500	144,975

CASINOS & GAMING—0.2%
International Game Technology	7,600	118,484

COAL & CONSUMABLE FUELS—0.3%
Peabody Energy Corp.	3,800	201,020

COMMUNICATIONS EQUIPMENT—1.7%
Brocade Communications Systems Inc. *	22,200	140,304
Cisco Systems Inc. *	25,555	583,421
Qualcomm Inc.	7,400	333,962
		1,057,687
COMPUTER HARDWARE—3.1%
Apple Inc. *	4,665	1,403,558
Hewlett-Packard Co.	12,800	538,368
		1,941,926
COMPUTER STORAGE & PERIPHERALS—0.8%
EMC Corp. *	17,300	363,473

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
NetApp Inc. *	2,300	$122,475
		485,948
CONSTRUCTION & ENGINEERING—0.4%
Fluor Corp.	3,500	168,665
Foster Wheeler AG *	3,700	86,654
		255,319
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Caterpillar Inc.	2,600	204,360
Deere & Co.	2,400	184,320
Joy Global Inc.	1,700	120,615
		509,295
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	1,300	312,078

DIVERSIFIED BANKS—0.3%
Wells Fargo & Co.	7,700	200,816

DIVERSIFIED CHEMICALS—0.3%
EI Du Pont de Nemours & Co.	3,900	184,392

DIVERSIFIED METALS & MINING—0.2%
Cliffs Natural Resources Inc.	2,200	143,440

DRUG RETAIL—0.7%
CVS Caremark Corp.	8,000	240,960
Walgreen Co.	7,000	237,160
		478,120
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Republic Services Inc.	3,500	104,335

EXCHANGE TRADED FUNDS—1.0%
iPATH S&P 500 VIX Short-Term Futures ETN *	2,100	27,552
iShares FTSE/Xinhua China 25 Index Fund	10,123	455,332
ProShares UltraShort 20+ Year Treasury *	3,803	129,264
		612,148
FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
CF Industries Holdings Inc.	1,200	147,036
Monsanto Co.	2,300	136,666
Mosaic Co., /The	900	65,844
Potash Corporation of Saskatchewan Inc.	900	130,581
		480,127
FOOTWEAR—0.4%
NIKE Inc., Cl. B	3,100	252,464

GENERAL MERCHANDISE STORES—0.3%
Target Corp.	4,100	212,954

GOLD—0.5%
Goldcorp Inc.	4,400	196,196
Yamana Gold Inc.	11,600	127,484
		323,680

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—0.5%
Covidien PLC	2,100	$83,727
Medtronic Inc.	3,800	133,798
Zimmer Holdings Inc. *	2,700	128,088
		345,613
HEALTH CARE SUPPLIES—0.1%
Alere Inc.*	2,100	62,055

HOME ENTERTAINMENT SOFTWARE—0.4%
Electronic Arts Inc. *	6,500	103,025
Take-Two Interactive Software Inc. *	15,700	167,362
		270,387
HOME IMPROVEMENT RETAIL—0.1%
Lowe’s Companies, Inc.	3,300	70,389

HOMEBUILDING—0.5%
Toll Brothers Inc.*	16,400	294,216

HOTELS RESORTS & CRUISE LINES—0.2%
Carnival Corp.	2,200	94,974

HOUSEHOLD PRODUCTS—0.7%
Procter & Gamble Co., /The	6,625	421,151

HYPERMARKETS & SUPER CENTERS—1.0%
Costco Wholesale Corp.	2,500	156,925
Wal-Mart Stores Inc.	8,300	449,611
		606,536
INDUSTRIAL CONGLOMERATES—1.2%
3M Co.	3,700	311,614
General Electric Co.	10,400	166,608
McDermott International Inc. *	6,000	92,580
Tyco International Ltd.	4,400	168,432
		739,234
INDUSTRIAL GASES—0.2%
Praxair Inc.	1,400	127,876

INTEGRATED OIL & GAS—2.0%
Chevron Corp.	5,100	421,311
Exxon Mobil Corp.	9,700	644,759
Petroleo Brasileiro SA #	5,000	170,600
		1,236,670
INTEGRATED TELECOMMUNICATION SERVICES—0.3%
Verizon Communications Inc.	6,100	198,067

INTERNET RETAIL—0.8%
Amazon.com Inc. *	1,500	247,710
Expedia Inc.	9,700	280,815
		528,525
INTERNET SOFTWARE & SERVICES—2.4%
ChinaCache International Holdings Ltd. #*	1,400	33,810
eBay Inc. *	11,290	336,555
Google Inc., Cl. A *	905	554,756

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
IAC/InterActiveCorp. *	10,600	$295,740
Yahoo! Inc. *	17,300	285,623
		1,506,484
INVESTMENT BANKING & BROKERAGE—1.2%
Charles Schwab Corp., /The	10,400	160,160
Goldman Sachs Group Inc., /The	1,100	177,045
Lazard Ltd., Cl. A	5,730	211,437
Morgan Stanley	8,500	211,395
		760,037
IT CONSULTING & OTHER SERVICES—1.1%
Cognizant Technology Solutions Corp., Cl. A *	2,200	143,418
International Business Machines Corp.	3,800	545,680
		689,098
LEISURE PRODUCTS—0.3%
Coach Inc.	3,100	155,000

LIFE & HEALTH INSURANCE—0.5%
MetLife Inc.	3,100	125,023
Prudential Financial Inc.	3,200	168,256
		293,279
LIFE SCIENCES TOOLS & SERVICES—0.5%
Charles River Laboratories International Inc. *	1,700	55,709
Thermo Fisher Scientific Inc. *	5,000	257,100
		312,809
MANAGED HEALTH CARE—0.7%
Aetna Inc.	3,400	101,524
UnitedHealth Group Inc.	6,600	237,930
WellPoint Inc. *	1,300	70,642
		410,096
METAL & GLASS CONTAINERS—0.2%
Owens-Illinois Inc.*	4,300	120,529

MOVIES & ENTERTAINMENT—0.5%
Regal Entertainment Group, Cl. A	4,600	62,100
Viacom Inc., Cl. B	6,900	266,271
		328,371
OFFICE REITS—0.2%
Digital Realty Trust Inc.	2,500	149,325

OIL & GAS DRILLING—0.3%
Transocean Ltd.*	2,516	159,414

OIL & GAS EQUIPMENT & SERVICES—1.1%
Cameron International Corp. *	6,100	266,875
Schlumberger Ltd.	5,400	377,406
Weatherford International Ltd. *	4,100	68,921
		713,202
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Anadarko Petroleum Corp.	2,400	147,768
Chesapeake Energy Corp.	8,600	186,620

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Devon Energy Corp.	1,500	$97,530
Nexen Inc.	2,900	61,741
Plains Exploration & Production Co. *	4,800	133,776
		627,435
OIL & GAS STORAGE & TRANSPORTATION—0.2%
Enterprise Products Partners LP	3,500	149,975

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Bank of America Corp.	24,700	282,568
JPMorgan Chase & Co.	9,200	346,196
		628,764
PACKAGED FOODS & MEATS—0.4%
Kraft Foods Inc., Cl. A	8,300	267,841

PERSONAL PRODUCTS—0.1%
Avon Products Inc.	1,900	57,855

PHARMACEUTICALS—2.4%
Abbott Laboratories	5,600	287,392
Johnson & Johnson	6,200	394,754
Merck & Co., Inc.	4,200	152,376
Mylan Inc. *	11,400	231,648
Pfizer Inc.	18,859	328,147
Shire PLC #	2,000	140,200
		1,534,517
PROPERTY & CASUALTY INSURANCE—0.3%
Travelers Cos., Inc., /The	3,400	187,680

RAILROADS—0.2%
CSX Corp.	1,800	110,610

RESEARCH & CONSULTING SERVICES—0.2%
FTI Consulting Inc.*	3,600	127,656

RESTAURANTS—0.6%
Cheesecake Factory Inc., /The *	4,300	125,216
McDonald’s Corp.	3,400	264,418
		389,634
RETAIL REITS—0.2%
Macerich Co., /The	2,100	93,681

SEMICONDUCTOR EQUIPMENT—0.4%
Lam Research Corp. *	4,200	192,318
Novellus Systems Inc. *	1,700	49,657
		241,975
SEMICONDUCTORS—0.6%
Intel Corp.	17,800	357,246

SOFT DRINKS—1.4%
Coca-Cola Co., /The	5,800	355,656
Hansen Natural Corp. *	3,000	153,630
PepsiCo Inc.	5,500	359,150
		868,436

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—0.8%
CME Group Inc.	690	$199,859
Hong Kong Exchanges and Clearing Ltd.	9,100	200,285
IntercontinentalExchange Inc. *	1,000	114,870
		515,014
SPECIALIZED REITS—0.2%
Weyerhaeuser Company	8,551	138,697

SPECIALTY STORES—0.2%
Staples Inc.	5,700	116,679

SYSTEMS SOFTWARE—0.9%
Microsoft Corp.	21,600	575,424

TOBACCO—0.8%
Altria Group Inc.	5,915	150,359
Philip Morris International Inc.	5,815	340,178
		490,537
TRUCKING—0.2%
Hertz Global Holdings Inc.*	13,100	148,292

TOTAL COMMON STOCKS (Cost $28,308,256)		29,155,102

CONVERTIBLE PREFERRED STOCK—0.8%
ELECTRIC UTILITIES—0.3%
PPL Corp., 9.50%, 07/1/13*	4,000	225,720

MULTI-LINE INSURANCE—0.5%
Hartford Financial Services Group Inc., 7.25%, 04/1/13*	12,000	294,600

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $511,100)		520,320

MANDATORY CONVERTIBLE PREFERRED STOCK—0.6%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Citigroup Inc., 7.50%, 12/15/12*(a) (Cost $297,280)	2,900	358,266

PREFERRED STOCKS—1.1%
DIVERSIFIED BANKS—0.9%
HSBC Holdings PLC, 8.00%, 12/15/15*	20,000	553,000

OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
Citigroup Capital XIII, 7.88%, 10/30/40*	4,300	113,950

TOTAL PREFERRED STOCKS (Cost $607,500)		666,950

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—3.2%
COMPUTER STORAGE & PERIPHERALS—0.6%
SanDisk Corp., 1.50%, 8/15/17(L2)	400,000	391,000

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
GOLD—0.7%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	$350,000	$420,875

MULTI-UTILITIES—0.5%
CMS Energy Corp., 5.50%, 6/15/29(L2)	250,000	345,937

OFFICE REITS—0.4%
SL Green Operating Partnership LP, 3.00%, 10/15/17(L2)(b)	250,000	252,813

OIL & GAS EXPLORATION & PRODUCTION—0.3%
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	150,000	167,062

SEMICONDUCTORS—0.4%
Intel Corp., 3.25%, 8/1/39(L2)(b)	200,000	238,250

WIRELESS TELECOMMUNICATION SERVICES—0.3%
SBA Communications Corp., 4.00%, 10/1/14(L2)	150,000	218,625

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,763,170)		2,034,562

CORPORATE BONDS—27.2%
AEROSPACE & DEFENSE—0.9%
Bombardier Inc., 7.75%, 3/15/20(L2)(b)	350,000	390,250
L-3 Communications Corp., 4.75%, 7/15/20(L2)	150,000	156,886
		547,136
APPLICATION SOFTWARE—0.6%
Adobe Systems Inc., 4.75%, 2/1/20(L2)	350,000	378,960

AUTOMOBILE MANUFACTURERS—0.5%
Toyota Motor Credit Corp., 1.38%, 8/12/13(L2)	300,000	304,631

CABLE & SATELLITE—0.8%
Cablevision Systems Corp., 7.75%, 4/15/18(L2)	100,000	109,625
Comcast Corp., 5.70%, 7/1/19(L2)	325,000	372,283
		481,908
COMMUNICATIONS EQUIPMENT—0.2%
Cisco Systems Inc., 4.95%, 2/15/19(L2)	125,000	142,411

COMPUTER HARDWARE—0.7%
Hewlett-Packard Co., 6.13%, 3/1/14(L2)	350,000	405,603

CONSUMER FINANCE—2.0%
American Express Credit Corp., 7.30%, 8/20/13(L2)	400,000	457,710
Capital One Capital V, 10.25%, 8/15/39(L2)	700,000	763,875
		1,221,585
DIVERSIFIED BANKS—0.6%
Barclays Bank PLC, 5.14%, 10/14/20(L2)	350,000	346,795

DIVERSIFIED METALS & MINING—0.3%
Anglo American Capital PLC, 9.38%, 4/8/14(L2)(b)	150,000	184,381

ELECTRIC UTILITIES—0.6%
Florida Power Corp., 5.80%, 9/15/17(L2)	300,000	356,083

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
ELECTRONIC EQUIP., INSTRUMENTS—0.7%
Jabil Circuit Inc., 5.63%, 12/15/20(L2)	$425,000	$429,250

HEALTH CARE DISTRIBUTORS—0.6%
AmerisourceBergen Corp., 4.88%, 11/15/19(L2)	350,000	376,181

HEALTH CARE FACILITIES—0.7%
Omega Healthcare Investors Inc., 7.00%, 4/1/14(L2)	400,000	410,000

HEALTH CARE SERVICES—0.6%
HCA Inc., 7.25%, 9/15/20(L2)	350,000	384,563

HOMEBUILDING—1.2%
Lennar Corp., 12.25%, 6/1/17(L2)	350,000	418,250
Meritage Homes Corp., 7.15%, 4/15/20(L2)	350,000	341,250
		759,500
HOTELS RESORTS & CRUISE LINES—0.1%
Wyndham Worldwide Corp., 7.38%, 3/1/20(L2)	75,000	83,324

INDUSTRIAL CONGLOMERATES—1.4%
General Electric Capital Corp., 2.50%, 8/11/15(L2)	700,000	695,587
Tyco International Finance SA, 8.50%, 1/15/19(L2)	150,000	198,523
		894,110
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Cellco Partnership / Verizon Wireless Capital LLC, 7.38%, 11/15/13(L2)	325,000	384,838

INTERNET SOFTWARE & SERVICES—0.6%
eBay Inc., 1.63%, 10/15/15(L2)	350,000	348,677

LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp., 8.75%, 7/1/19(L2)	150,000	193,730
Prudential Financial Inc., 8.88%, 6/15/38(L2)	150,000	174,000
		367,730
LIFE SCIENCES TOOLS & SERVICES—0.3%
Life Technologies Corp., 4.40%, 3/1/15(L2)	150,000	160,694

MANAGED HEALTH CARE—0.2%
UnitedHealth Group Inc., 3.88%, 10/15/20(L2)	150,000	149,877

MOVIES & ENTERTAINMENT—0.3%
Time Warner Cable Inc., 8.25%, 2/14/14(L2)	100,000	119,474
Time Warner Inc., 3.15%, 7/15/15(L2)	100,000	104,779
		224,253
MULTI-LINE INSURANCE—0.1%
International Lease Finance Corp., 6.50%, 9/1/14(L2)(b)	75,000	81,375

MULTI-UTILITIES—0.9%
Consolidated Edison Co., of New York Inc., 5.30%, 12/1/16(L2)	475,000	556,064

OIL & GAS DRILLING—0.7%
Transocean Inc., 6.50%, 11/15/20(L2)	350,000	390,755

OIL & GAS EXPLORATION & PRODUCTION—1.5%
Anadarko Petroleum Corp., 6.38%, 9/15/17(L2)	350,000	389,365
Devon Energy Corp., 6.30%, 1/15/19(L2)	150,000	183,478

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Plains Exploration & Production Co., 7.63%, 4/1/20(L2)	$350,000	$378,875
		951,718
OIL & GAS STORAGE & TRANSPORTATION—0.4%
Inergy LP/Inergy Finance Corp., 7.00%, 10/1/18(L2)(b)	75,000	78,750
Williams Cos Inc., /The, 8.75%, 1/15/20(L2)	150,000	186,174
		264,924
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Citigroup Inc., 8.50%, 5/22/19(L2)	350,000	440,188
JPMorgan Chase & Co., 4.25%, 10/15/20(L2)	350,000	353,264
JPMorgan Chase & Co., 7.90%, 4/30/49(L2)	500,000	534,806
		1,328,258
PACKAGED FOODS & MEATS—0.1%
Kraft Foods Inc., 6.75%, 2/19/14(L2)	75,000	87,700

PHARMACEUTICALS—1.1%
AstraZeneca PLC, 5.40%, 6/1/14(L2)	300,000	342,554
Roche Holdings Inc., 5.00%, 3/1/14(L2)(b)	325,000	364,791
		707,345
PROPERTY & CASUALTY INSURANCE—1.2%
Liberty Mutual Group Inc., 7.80%, 3/15/37(L2)(b)	300,000	303,000
XL Group PLC, 6.50%, 12/29/49(L2)	500,000	452,500
		755,500
PUBLISHING—0.6%
Valassis Communications Inc., 8.25%, 3/1/15(L2)	350,000	369,687

REINSURANCE—1.1%
White Mountains Re Group Ltd., 6.38%, 3/20/17(L2)(b)	700,000	704,886

SEMICONDUCTORS—0.5%
Analog Devices Inc., 5.00%, 7/1/14(L2)	150,000	165,789
Broadcom Corp., 1.50%, 11/1/13(L2)(b)	150,000	150,800
		316,589
SOFT DRINKS—0.6%
Coco-Cola Co., /The, 4.88%, 3/15/19(L2)	300,000	342,172

SPECIALIZED REITS—0.4%
Host Hotels & Resorts LP, 7.13%, 11/1/13(L2)	241,000	245,218

SPECIALTY CHEMICALS—0.5%
Sigma-Aldrich Corp., 3.38%, 11/1/20(L2)	350,000	349,409

SYSTEMS SOFTWARE—0.2%
Microsoft Corp., 3.00%, 10/1/20(L2)	150,000	149,296

WIRELESS TELECOMMUNICATION SERVICES—0.1%
MetroPCS Wireless Inc., 7.88%, 9/1/18(L2)	75,000	80,813

TOTAL CORPORATE BONDS (Cost $15,617,218)		17,024,199

	PRINCIPAL AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS—0.8%
WIRELESS TELECOMMUNICATION SERVICES—0.8%
American Tower Trust, 2007-1A, 5.96%, 4/15/37(L2)(b) (Cost $500,000)	$500,000	$535,510

ASSET BACKED SECURITIES—0.8%
MULTI-UTILITIES—0.3%
CenterPoint Energy Transition Bond Co., LLC, 2005A, 4.97%, 8/1/14(L2)	194,113	201,064

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
Nissan Auto Receivables Owner Trust, 2005A, 3.20%, 2/15/13(L2)	327,598	332,894

TOTAL ASSET BACKED SECURITIES (Cost $521,913)		533,958

U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS—3.5% (c)
COLLATERALIZED MORTGAGE BACKED OBLIGATIONS—2.9%
Federal National Mortgage Association, REMICS, 6.00%, 4/25/35 +,(L2)	950,000	1,072,455

Federal Home Loan Mortgage Corp., REMICS, 6.00%, 8/15/29 +,(L2)	631,418	635,791

Government National Mortgage Association, REMICS, 5.00%, 5/16/29 +,(L2)	94,625	95,260
		1,803,506
FEDERAL NATIONAL MORTGAGE ASSOCIATION—0.6%
Federal National Mortgage Association, 5.00%, 4/01/18 (L2)	350,244	375,944

TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS (Cost $2,032,819)		2,179,450

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—11.6% (c)
FEDERAL FARM CREDIT BANK—0.9%
Federal Farm Credit Bank, 4.95%, 10/18/18 (L2)	455,000	534,426

FEDERAL HOME LOAN BANK—0.5%
Federal Home Loan Banks, 5.38%, 6/08/12 (L2)	275,000	297,121

FEDERAL NATIONAL MORTGAGE ASSOCIATION—2.1%
Federal National Mortgage Association,
4.63%, 5/01/13 (L2)	600,000	650,943
5.00%, 2/13/17 (L2)	600,000	709,619
		1,360,562

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—(CONT.)
U.S. GOVERNMENT NOTE/BOND—8.1%
U.S. Treasury Notes
4.38%, 5/15/40 (L2)	$350,000	$372,861
5.00%, 8/15/11 (L2)	700,000	726,414
1.13%, 1/15/12 (L2)	300,000	303,129
1.50%, 12/31/13 (L2)	600,000	617,719
4.75%, 5/15/14 (L2)	552,000	631,091
4.25%, 11/15/14 (L2)	400,000	454,438
4.50%, 2/15/16 (L2)	300,000	349,641
4.75%, 8/15/17 (L2)	300,000	355,852
3.38%, 11/15/19 (L2)	850,000	912,488
3.50%, 5/15/20 (L2)	350,000	377,537
		5,101,170
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) (Cost $6,752,765)		7,293,279

Total Investments (Cost $56,912,021)(d)	96.0%	60,301,596
Other Assets in Excess of Liabilities	4.0	2,497,269

NET ASSETS	100.0%	$62,798,865

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	Real Estate Mortgage Investment Conduit
*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 5.9% of the net assets of the Fund.

(c)	Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.
(d)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,955,045 amounted to $3,346,551 which consisted of aggregate gross unrealized appreciation of $6,771,192 and aggregate gross unrealized depreciation of $3,424,641.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER CONVERTIBLE FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—3.7%
INDUSTRIAL CONGLOMERATES—0.6%
General Electric Co.	10,000	$160,200

OIL & GAS EXPLORATION & PRODUCTION—1.0%
Whitinig Petroleum Corp.*	2,803	281,533

OIL & GAS STORAGE & TRANSPORTATION—2.1%
Inergy LP	15,000	588,900

TOTAL COMMON STOCKS (Cost $742,112)		1,030,633

CONVERTIBLE PREFERRED STOCK—9.3%
CONSUMER FINANCE—1.3%
SLM Corp., 7.25%, 12/15/10*,(L2)	600	372,150

DIVERSIFIED METALS & MINING—1.2%
Vale Capital II, 6.75%, 06/15/12*,(L2)	3,400	317,900

ELECTRIC UTILITIES—1.0%
PPL Corp., 9.50%, 07/1/13*	5,000	282,150

GOLD—1.9%
AngloGold Ashanti Ltd., 6.00%, 09/15/13*	10,000	542,500

MULTI-LINE INSURANCE—0.9%
Hartford Financial Services Group Inc., 7.25%, 04/1/13*	10,000	245,500

OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Bank of America Corp., 7.25%, 12/31/49*	250	236,750

PHARMACEUTICALS—1.0%
Mylan Inc., 6.50%, 11/15/10*(a)	221	262,904

PROPERTY & CASUALTY INSURANCE—1.1%
XL Capital Ltd., 10.75%, 08/15/11*(a)	10,000	298,600

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,012,518)		2,558,454

MANDATORY CONVERTIBLE PREFERRED STOCK—5.9%
ELECTRIC UTILITIES—1.9%
Nextera Energy Inc., 8.38%, 06/1/12*	10,000	522,500

OIL & GAS EXPLORATION & PRODUCTION—2.7%
Apache Corp., 6.00%, 08/1/13*	12,748	741,934

OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
Citigroup Inc., 7.50%, 12/15/12*(a)	3,000	370,620

TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $1,452,350)		1,635,054

PREFERRED STOCKS—12.0%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Ares Capital Corp., 7.75%, 10/15/40*,(L2)	10,000	253,000

DIVERSIFIED BANKS—3.6%
HSBC Holdings PLC, 8.00%, 12/15/15 *	20,000	553,000

	SHARES	VALUE
PREFERRED STOCKS—(CONT.)
DIVERSIFIED BANKS—(CONT.)
Wells Fargo Capital XIV, 8.63%, 09/14/68 *	15,000	$415,800
		968,800
INDUSTRIAL REITS—1.8%
DuPont Fabros Technology Inc., 7.88%, 10/15/15*	20,000	499,000

OTHER DIVERSIFIED FINANCIAL SERVICES—2.3%
Citigroup Capital XIII, 7.88%, 10/30/40 *	3,550	94,075
JPMorgan Chase & Co., 8.63%, 09/1/13 *	20,000	552,000
		646,075
REGIONAL BANKS—3.0%
BB&T Capital Trust V, 8.95%, 09/15/13 *	10,000	275,900
Zions Bancorporation, 11.00%, 06/15/12 *	20,000	541,600
		817,500
SPECIALIZED REITS—0.4%
Public Storage, 6.88%, 04/15/15*	4,419	115,999

TOTAL PREFERRED STOCKS (Cost $3,074,225)		3,300,374

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—63.2%
ADVERTISING—1.0%
Interpublic Group of Cos., Inc., /The, 4.25%, 3/15/23(L2)	250,000	276,875

AEROSPACE & DEFENSE—0.9%
AAR Corp., 1.75%, 2/1/26(L2)	250,000	254,063

AIRLINES—2.0%
UAL Corp., 6.00%, 10/15/29(L2)	150,000	527,625

APPLICATION SOFTWARE—2.2%
Lawson Software Inc., 2.50%, 4/15/12(L2)	300,000	309,374
Salesforce.com Inc., 0.75%, 1/15/15(L2)(b)	200,000	299,500
		608,874
AUTO PARTS & EQUIPMENT—1.9%
TRW Automotive Inc., 3.50%, 12/1/15(L2)(b)	300,000	514,500

AUTOMOBILE MANUFACTURERS—0.9%
Ford Motor Co., 4.25%, 11/15/16(L2)	150,000	261,375

BIOTECHNOLOGY—1.7%
Celphalon Inc., 2.00%, 6/1/15(L2)	250,000	377,500
Cubist Pharmaceuticals, 2.50%, 11/1/17(L2)	100,000	101,375
		478,875
BREWERS—1.2%
Molson Coors Brewing Co., 2.50%, 7/30/13(L2)	300,000	338,250

CABLE & SATELLITE—2.6%
Virgin Media Inc., 6.50%, 11/15/16(L2)	250,000	399,999
XM Satellite Radio Inc., 7.00%, 12/1/14(L2)(b)	250,000	296,875
		696,874
CASINOS & GAMING—1.0%
MGM Resorts International, 4.25%, 4/15/15(L2)(b)	300,000	288,375

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
COAL & CONSUMABLE FUELS—1.3%
Alpha Natural Resources Inc., 2.38%, 4/15/15(L2)	$300,000	$352,875

COMMUNICATIONS EQUIPMENT—2.6%
Ciena Corp., 4.00%, 3/15/15(L2)(b)	250,000	255,938
Finisar Corp., 5.00%, 10/15/29(L2)(b)	250,000	450,624
		706,562
COMPUTER STORAGE & PERIPHERALS—4.6%
EMC Corp., 1.75%, 12/1/13(L2)	500,000	715,624
Sandisk Corp., 1.00%, 5/15/13(L2)	250,000	235,938
SanDisk Corp., 1.50%, 8/15/17(L2)	300,000	293,250
		1,244,812
CONSTRUCTION MATERIALS—0.9%
Cemex SAB de CV, 4.88%, 3/15/15(L2)(b)	250,000	251,875

DEPARTMENT STORES—1.3%
Saks Inc., 2.00%, 3/15/24(L2)	350,000	367,063

DIVERSIFIED METALS & MINING—1.1%
Sterlite Industries India Ltd., 4.00%, 10/30/14(L2)	300,000	298,125

ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
General Cable Corp., 4.50%, 11/15/29(L2)	262,000	271,825

GOLD—2.2%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	200,000	240,500
Goldcorp Inc., 2.00%, 8/1/14(L2)	300,000	371,625
		612,125
HEALTH CARE EQUIPMENT—2.2%
Insulet Corp., 5.38%, 6/15/13(L2)	250,000	262,188
Volcano Corp., 2.88%, 9/1/15(L2)	300,000	330,749
		592,937
HOMEBUILDING—1.0%
D.R. Horton Inc., 2.00%, 5/15/14(L2)	250,000	269,375

HOTELS RESORTS & CRUISE LINES—2.0%
Gaylord Entertainment Co., 3.75%, 10/1/14(L2)(b)	225,000	314,156
Wyndham Worldwide Corp., 3.50%, 5/1/12(L2)	100,000	232,625
		546,781
INDUSTRIAL CONGLOMERATES—0.6%
Textron Inc., 4.50%, 5/1/13(L2)	100,000	173,375

INTERNET SOFTWARE & SERVICES—2.2%
Equinix Inc., 4.75%, 6/15/16(L2)	250,000	316,563
VeriSign Inc., 3.25%, 8/15/37(L2)	250,000	289,375
		605,938
MANAGED HEALTH CARE—1.3%
Amerigroup Corp., 2.00%, 5/15/12(L2)	300,000	345,750

METAL & GLASS CONTAINERS—1.8%
Owens-Brockway Glass Container Inc., 3.00%, 6/1/15(L2)(b)	500,000	501,875

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
MULTI-UTILITIES—1.3%
CMS Energy Corp., 5.50%, 6/15/29(L2)	$250,000	$345,938

OFFICE REITS—2.8%
Boston Properties LP, 2.88%, 2/15/37(L2)	500,000	509,374
SL Green Operating Partnership LP, 3.00%, 10/15/17(L2)(b)	250,000	252,813
		762,187
OIL & GAS EQUIPMENT & SERVICES—2.2%
Newpark Resources Inc., 4.00%, 10/1/17(L2)	400,000	371,499
Sesi LLC, 1.50%, 12/15/26(L2)	250,000	247,188
		618,687
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Bill Barrett Corp., 5.00%, 3/15/28(L2)	300,000	307,500
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	250,000	278,438
		585,938
OIL & GAS REFINING & MARKETING—1.2%
St. Mary Land & Exploration Co., 3.50%, 4/1/27(L2)	300,000	321,375

PHARMACEUTICALS—3.0%
Biovail Corp., 5.38%, 8/1/14(L2)(b)	250,000	491,562
Teva Pharmaceutical Finance Co., BV, 1.75%, 2/1/26(L2)	300,000	337,875
		829,437
PROPERTY & CASUALTY INSURANCE—1.0%
Tower Group Inc., 5.00%, 9/15/14(L2)(b)	250,000	276,875

SEMICONDUCTORS—2.0%
Intel Corp., 3.25%, 8/1/39(L2)(b)	175,000	208,469
Xilinx Inc., 2.63%, 6/15/17(L2)(b)	300,000	345,750
		554,219
SPECIALIZED FINANCE—1.2%
KKR Financial Holdings LLC, 7.50%, 1/15/17(L2)	250,000	331,250

SPECIALIZED REITS—1.2%
Host Hotels & Resorts LP, 2.50%, 10/15/29(L2)(b)	250,000	329,688

SYSTEMS SOFTWARE—1.1%
Rovi Corp., 2.63%, 2/15/40(L2)(b)	250,000	314,688

THRIFTS & MORTGAGE FINANCE—1.0%
MGIC Investments Inc., 5.00%, 5/1/17(L2)	250,000	280,313

WIRELESS TELECOMMUNICATION SERVICES—1.6%
SBA Communications Corp., 1.88%, 5/1/13(L2)	400,000	444,500

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $14,547,618)		17,382,074

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—2.3%
APPLICATION SOFTWARE—2.3%
Cadence Design System Inc., 2.63%, 6/1/15(L2)(b) (Cost $500,000)	$500,000	$645,000

Total Investments (Cost $22,328,823)(c)	96.4%	26,551,589
Other Assets in Excess of Liabilities	3.6	999,742

NET ASSETS	100.0%	$27,551,331

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 22.8% of the net assets of the Fund.

(c)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $22,289,370 amounted to $4,262,219 which consisted of aggregate gross unrealized appreciation of $4,458,553 and aggregate gross unrealized depreciation of $196,334.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MONEY MARKET FUND

Schedule of Investments October 31, 2010

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—54.0% (a)
FEDERAL AGRICULTURE MORTGAGE CORPORATION—22.1%
Federal Agricultural Mortgage Corporation Discount Notes,
0.16%, 11/12/10 (L2)	$4,000,000	$3,999,804
0.16%, 12/23/10 (L2)	5,000,000	4,998,857
		8,998,661
FEDERAL HOME LOAN BANK—31.9%
Federal Home Loan Bank Discount Notes,
0.10%, 11/05/10 (L2)	5,000,000	4,999,945
0.12%, 11/22/10 (L2)	5,000,000	4,999,650
0.13%, 12/13/10 (L2)	3,000,000	2,999,545
		12,999,140
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) (Cost $21,997,801)		21,997,801

SHORT-TERM INVESTMENTS—46.0%
TIME DEPOSITS—46.0%
Bank of American, NA, 0.03%, 11/1/10(L2)	1,600,000	1,600,000
Brown Bothers Harriman, Cayman, 0.03%, 11/1/10(L2)	12,339,557	12,339,556
Citibank, London, 0.03%, 11/1/10(L2)	1,600,000	1,600,000
HSBC Bank USA, Grand Cayman, 0.03%, 11/1/10(L2)	1,600,000	1,600,000
Wells Fargo, Grand Cayman, 0.03%, 11/1/10(L2)	1,600,000	1,600,000
TOTAL TIME DEPOSITS (Cost $18,739,556)		18,739,556

Total Investments (Cost $40,737,357)(b)	100.0%	40,737,357
Liabilities in Excess of Other Assets	—	(17,275)

NET ASSETS	100.0%	$40,720,082

(a)	Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.
(b)	At October 31, 2010, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2010

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$825,504	$299,363	$307,635
Cash and cash equivalents	25,064	14,765	10,601
Receivable for investment securities sold	16,549	2,826	5,234
Receivable for shares of beneficial interest sold	1,193	616	272
Dividends and interest receivable	465	235	25
Receivable from Investment Manager	—	—	—
Prepaid expenses	99	53	52
Total Assets	868,874	317,858	323,819
LIABILITIES:
Payable for investment securities purchased	19,901	3,242	9,204
Written options outstanding, at value**	—	—	1,285
Payable for shares of beneficial interest redeemed	5,357	927	4,495
Accrued investment advisory fees	577	186	200
Accrued transfer agent fees	238	128	124
Accrued distribution fees	284	149	127
Accrued administrative fees	20	7	7
Accrued shareholder servicing fees	12	4	4
Dividends payable	—	—	—
Accrued other expenses	156	99	162
Total Liabilities	26,545	4,742	15,608
NET ASSETS	$842,329	$313,116	$308,211
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	975,296	396,665	457,880
Undistributed net investment income (accumulated loss)	278	700	(599)
Undistributed net realized gain (accumulated realized loss)	(172,828)	(105,727)	(162,479)
Net unrealized appreciation on investments	39,583	21,478	13,409
NET ASSETS	$842,329	$313,116	$308,211

*Identified cost	$785,921	$277,885	$293,819
**Written options premiums received	$—	$—	$879

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund	Alger Convertible Fund	Alger Money Market Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$824,360	$335,280	$12,811	$222,456	$60,302	$26,551	$40,737
Cash and cash equivalents	34,953	8,042	464	13,816	2,219	224	—
Receivable for investment securities sold	—	1,794	—	2,364	1,058	947	—
Receivable for shares of beneficial interest sold	3,350	384	34	134	3	—	32
Dividends and interest receivable	184	33	—	130	352	177	—
Receivable from Investment Manager	—	—	8	—	—	1	29
Prepaid expenses	93	59	29	43	20	19	17
Total Assets	862,940	345,592	13,346	238,943	63,954	27,919	40,815
LIABILITIES:
Payable for investment securities purchased	1,613	556	—	—	952	305	—
Written options outstanding, at value**	—	—	—	—	—	—	—
Payable for shares of beneficial interest redeemed	955	617	12	559	60	—	32
Accrued investment advisory fees	577	236	9	166	33	17	16
Accrued transfer agent fees	168	113	6	81	27	5	13
Accrued distribution fees	229	102	4	104	27	6	—
Accrued administrative fees	19	8	1	6	1	8	1
Accrued shareholder servicing fees	11	5	—	3	1	—	1
Dividends payable	—	—	—	—	—	—	1
Accrued other expenses	152	118	25	86	54	27	31
Total Liabilities	3,724	1,755	57	1,005	1,155	368	95
NET ASSETS	$859,216	$343,837	$13,289	$237,938	$62,799	$27,551	$40,720
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	844,848	377,303	11,114	245,791	72,659	38,299	40,721
Undistributed net investment income (accumulated loss)	11	22	—	—	835	39	—
Undistributed net realized gain (accumulated realized loss)	(99,441)	(79,544)	(750)	(18,495)	(14,085)	(15,010)	(1)
Net unrealized appreciation on investments	113,798	46,056	2,925	10,642	3,390	4,223	—
NET ASSETS	$859,216	$343,837	$13,289	$237,938	$62,799	$27,551	$40,720

*Identified cost	$710,562	$289,224	$9,886	$211,817	$56,912	$22,329	$40,737
**Written options premiums received	$—	$—	$—	$—	$—	$—	$—

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2010 (Continued)

(in thousands) except for Net Asset Value and Offering Price Per Share

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS
Class A	$673,841	$180,267	$210,641
Class B	$45,294	$107,663	$63,782
Class C	$123,194	$25,186	$33,788
Class I	$—	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	49,982	16,026	32,961
Class B	3,762	10,690	11,825
Class C	10,206	2,506	6,289
Class I	—	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$13.48	$11.25	$6.39
Class A — Offering Price Per Share (includes 5.25% sales charge)	$14.23	$11.87	$6.74
Class B — Net Asset Value Per Share	$12.04	$10.07	$5.39
Class C — Net Asset Value Per Share	$12.07	$10.05	$5.37
Class I — Net Asset Value Per Share	—	—	—

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund	Alger Convertible Fund	Alger Money Market Fund

NET ASSETS BY CLASS
Class A	$586,359	$298,103	$8,186	$156,438	$41,160	$27,551	$—
Class B	$11,650	$22,348	$—	$16,675	$10,380	$—	$40,720
Class C	$68,916	$23,386	$2,304	$64,825	$11,259	$—	$—
Class I	$192,291	$—	$2,799	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	40,498	44,484	800	8,979	1,926	1,262	—
Class B	863	3,758	—	1,028	492	—	40,721
Class C	5,095	3,932	230	3,993	536	—	—
Class I	13,195	—	272	—	—	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$14.48	$6.70	$10.23	$17.42	$21.38	$21.83	—
Class A — Offering Price Per Share (includes 5.25% sales charge)	$15.28	$7.07	$10.80	$18.39	$22.56	$23.04	—
Class B — Net Asset Value Per Share	$13.50	$5.95	—	$16.21	$21.08	—	$1.00
Class C — Net Asset Value Per Share	$13.53	$5.95	$10.02	$16.23	$21.02	—	—
Class I — Net Asset Value Per Share	$14.57	—	$10.29	—	—	—	—

THE ALGER FUNDS

Statements of Operations (in thousands)

For the year ended October 31, 2010

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
INCOME
Dividends (net of foreign withholding taxes*)	$9,044	$5,413	$3,807
Interest	19	2	(38)
Other	9	108	—
Total Income	9,072	5,523	3,769
EXPENSES
Advisory fees—Note 3(a)	6,509	2,048	2,459
Distribution fees—Note3(b):
Class A	1,597	391	559
Class B	494	1,060	649
Class C	1,154	260	353
Class I	—	—	—
Administrative fees—Note 3(a)	221	79	89
Custodian fees	95	46	78
Interest expenses	—	—	—
Transfer agent fees and expenses—Note 3(e)	1,291	576	624
Printing fees	216	121	144
Professional fees	62	87	95
Registration fees	122	80	92
Trustee fees—Note 3(f)	21	19	19
Miscellaneous	133	57	69
Total Expenses	11,915	4,824	5,230
Less, expense reimbursements/waivers Note 3(a)	—	—	—
Net Expenses	11,915	4,824	5,230
NET INVESTMENT INCOME (LOSS)	(2,843)	699	(1,461)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	95,309	10,438	50,644
Net realized gain on redemption-in-kind	—	—	—
Net realized loss on foreign currency transactions	(361)	—	(81)
Net realized loss on options written	—	—	(436)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	29,687	29,949	14,081
Net change in unrealized appreciation (depreciation) on written options	—	—	(405)
Net realized and unrealized gain on investments, options and foreign currency	124,635	40,387	63,803
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,792	$41,086	$62,342

*Foreign withholding taxes	$30	$9	$27

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund	Alger Convertible Fund	Alger Money Market Fund
INCOME
Dividends (net of foreign withholding taxes*)	$3,014	$999	$29	$1,955	$611	$529	$—
Interest	9	2	—	4	1,507	533	42
Other	—	176	—	—	—	15	—
Total Income	3,023	1,177	29	1,959	2,118	1,077	42
EXPENSES
Advisory fees—Note 3(a)	5,855	2,806	94	2,117	437	188	194
Distribution fees—Note3(b):
Class A	1,221	750	18	433	94	66	—
Class B	111	232	—	178	122	—	—
Class C	623	232	17	703	117	—	—
Class I	402	—	5	—	—	—	—
Administrative fees—Note 3(a)	199	95	3	72	17	7	12
Custodian fees	56	40	19	32	23	—	10
Interest expenses	—	1	—	—	—	—	—
Transfer agent fees and expenses—Note 3(e)	908	657	29	400	139	29	78
Printing fees	251	146	12	69	29	11	17
Professional fees	54	98	25	36	26	31	25
Registration fees	126	94	33	74	42	31	23
Trustee fees—Note 3(f)	20	19	17	19	18	18	18
Miscellaneous	127	65	7	50	13	1	11
Total Expenses	9,953	5,235	279	4,183	1,077	382	388
Less, expense reimbursements/waivers Note 3(a)	—	—	(105)	—	(55)	(54)	(356)
Net Expenses	9,953	5,235	174	4,183	1,022	328	32
NET INVESTMENT INCOME (LOSS)	(6,930)	(4,058)	(145)	(2,224)	1,096	749	10

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	47,505	27,707	630	25,296	555	1,292	—
Net realized gain on redemption-in-kind	13,570	—	—	—	—	—	—
Net realized loss on foreign currency transactions	—	(1)	—	(85)	—	—	—
Net realized loss on options written	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	103,066	57,521	2,042	1,490	5,042	3,339	—
Net change in unrealized appreciation (depreciation) on written options	—	—	—	—	—	—	—
Net realized and unrealized gain on investments, options and foreign currency	164,141	85,227	2,672	26,701	5,597	4,631	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,211	$81,169	$2,527	$24,477	$6,693	$5,380	$10

*Foreign withholding taxes	$—	$2	$—	$43	$1	$—	$—

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$(2,843)	$(251)
Net realized gain (loss) on investments, options and foreign currency	94,948	(56,026)
Net change in unrealized appreciation on investments, options and foreign currency	29,687	172,864
Net increase in net assets resulting from operations	121,792	116,587
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	32,701	51,681
Class B	(14,421)	(16,554)
Class C	10,033	7,568
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	28,313	42,695
Total increase (decrease)	150,105	159,282
Net Assets:
Beginning of period	692,224	532,942
END OF PERIOD	$842,329	$692,224
Undistributed net investment income (accumulated loss)	$278	$122

See Notes to Financial Statements.

	Alger Large Cap Growth Fund		Alger Mid Cap Growth Fund		Alger SMid Cap Growth Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$699	$170	$(1,461)	$(2,934)	$(6,930)	$(4,911)
Net realized gain (loss) on investments, options and foreign currency	10,438	(66,344)	50,127	(79,873)	61,075	(81,427)
Net change in unrealized appreciation on investments, options and foreign currency	29,949	102,476	13,676	139,295	103,066	177,832
Net increase in net assets resulting from operations	41,086	36,302	62,342	56,488	157,211	91,494
Dividends and distributions to shareholders from:
Net investment income
Class A	(147)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total dividends and distributions to shareholders	(147)	—	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	25,099	(21,950)	(47,767)	(21,747)	88,865	32,290
Class B	(6,280)	(9,813)	(12,755)	(15,986)	(515)	(190)
Class C	(3,579)	(4,221)	(8,046)	(7,549)	4,925	4,022
Class I	—	—	—	—	6,836	53,960
Net increase (decrease) from shares of beneficial interest transactions—Note 6	15,240	(35,984)	(68,568)	(45,282)	100,111	90,082
Total increase (decrease)	56,179	318	(6,226)	11,206	257,322	181,576
Net Assets:
Beginning of period	256,937	256,619	314,437	303,231	601,894	420,318
END OF PERIOD	$313,116	$256,937	$308,211	$314,437	$859,216	$601,894
Undistributed net investment income (accumulated loss)	$700	$163	$(599)	$(24)	$11	$15

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$(4,058)	$(3,511)
Net realized gain (loss) on investments, options and foreign currency	27,706	(53,181)
Net change in unrealized appreciation on investments, options and foreign currency	57,521	107,078
Net increase in net assets resulting from operations	81,169	50,386
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(55,280)	(20,287)
Class B	(5,233)	(5,009)
Class C	(2,042)	(1,231)
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(62,555)	(26,527)
Total increase (decrease)	18,614	23,859
Net Assets:
Beginning of period	325,223	301,364
END OF PERIOD	$343,837	$325,223
Undistributed net investment income	$22	$22

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Balanced Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$(145)	$(75)	$(2,224)	$(2,148)	$1,096	$1,032
Net realized gain (loss) on investments, options and foreign currency	630	(939)	25,211	(8,501)	555	(10,758)
Net change in unrealized appreciation on investments, options and foreign currency	2,042	2,593	1,490	43,796	5,042	18,894
Net increase in net assets resulting from operations	2,527	1,579	24,477	33,147	6,693	9,168
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(712)	(746)
Class B	—	—	—	—	(132)	(206)
Class C	—	—	—	—	(156)	(155)
Class I	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	—	—	(1,000)	(1,107)
Increase (decrease) from shares of beneficial interest transactions:
Class A	1,222	2,096	(26,635)	(35,957)	2,212	(469)
Class B	—	—	(1,954)	(1,817)	(5,170)	(8,217)
Class C	423	302	(9,922)	(10,543)	(1,125)	(1,107)
Class I	532	188	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	2,177	2,586	(38,511)	(48,317)	(4,083)	(9,793)
Total increase (decrease)	4,704	4,165	(14,034)	(15,170)	1,610	(1,732)
Net Assets:
Beginning of period	8,585	4,420	251,972	267,142	61,189	62,921
END OF PERIOD	$13,289	$8,585	$237,938	$251,972	$62,799	$61,189
Undistributed net investment income	$—	$—	$—	$—	$835	$751

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Convertible Fund*
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income	$749	$1,051
Net realized gain (loss) on investments, options and foreign currency	1,292	(9,880)
Net change in unrealized appreciation on investments, options and foreign currency	3,339	13,868
Net increase in net assets resulting from operations	5,380	5,039
Dividends and distributions to shareholders from:
Net investment income
Class A	(332)	(883)
Class B	—	—
Net realized gains
Class A	—	—
Class B	—	—
Return of capital
Class A	—	(409)
Class B	—	—
Total dividends and distributions to shareholders	(332)	(1,292)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,171)	(12,671)
Class B	—	—
Net decrease from shares of beneficial interest transactions—Note 6	(2,171)	(12,671)
Total increase (decrease)	2,877	(8,924)
Net Assets:
Beginning of period	24,674	33,598
END OF PERIOD	$27,551	$24,674
Undistributed net investment income (accumulated loss)	$39	$(182)

See Notes to Financial Statements.

* Commenced operations on January 9, 2009.  Change in net assets prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc.  See Note 11.

	Alger Money Market Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income	$10	$41
Net realized gain (loss) on investments, options and foreign currency	—	—
Net change in unrealized appreciation on investments, options and foreign currency	—	—
Net increase in net assets resulting from operations	10	41
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	(10)	(41)
Net realized gains
Class A	—	—
Class B	—	—
Return of capital
Class A	—	—
Class B	—	—
Total dividends and distributions to shareholders	(10)	(41)
Increase (decrease) from shares of beneficial interest transactions:
Class A	—	—
Class B	(4,584)	(11,091)
Net decrease from shares of beneficial interest transactions—Note 6	(4,584)	(11,091)
Total increase (decrease)	(4,584)	(11,091)
Net Assets:
Beginning of period	45,304	56,395
END OF PERIOD	$40,720	$45,304
Undistributed net investment income (accumulated loss)	$—	$—

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$11.48	$9.24	$15.66	$11.05	$9.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	0.01	(0.05)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	2.02	2.23	(6.37)	4.70	1.84
Total from investment operations	2.00	2.24	(6.42)	4.61	1.78
Net asset value, end of period	$13.48	$11.48	$9.24	$15.66	$11.05
Total return (ii)	17.4%	24.2%	(41.0)%	41.7%	19.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$673,841	$543,395	$400,523	$452,152	$152,808
Ratio of gross expenses to average net assets	1.32%	1.43%	1.35%	1.44%	1.39%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.32%	1.43%	1.35%	1.44%	1.39%
Ratio of net investment income (loss) to average net assets	(0.19)%	0.15%	(0.40)%	(0.69)%	(0.57)%
Portfolio turnover rate	211.96%	318.87%	288.74%	251.53%	223.23%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.34	$8.40	$14.35	$10.20	$8.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.07)	(0.14)	(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments	1.82	2.01	(5.81)	4.32	1.70
Total from investment operations	1.70	1.94	(5.95)	4.15	1.58
Net asset value, end of period	$12.04	$10.34	$8.40	$14.35	$10.20
Total return (ii)	16.4%	23.0%	(41.5)%	40.7%	18.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,294	$52,055	$59,164	$186,431	$179,706
Ratio of gross expenses to average net assets	2.20%	2.40%	2.09%	2.21%	2.14%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.20%	2.40%	2.09%	2.21%	2.14%
Ratio of net investment income (loss) to average net assets	(1.05)%	(0.76)%	(1.15)%	(1.42)%	(1.31)%
Portfolio turnover rate	211.96%	318.87%	288.74%	251.53%	223.23%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.36	$8.40	$14.34	$10.19	$8.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.06)	(0.14)	(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments	1.82	2.02	(5.80)	4.32	1.70
Total from investment operations	1.71	1.96	(5.94)	4.15	1.58
Net asset value, end of period	$12.07	$10.36	$8.40	$14.34	$10.19
Total return (ii)	16.5%	23.3%	(41.4)%	40.7%	18.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$123,194	$96,774	$73,255	$94,265	$34,933
Ratio of gross expenses to average net assets	2.09%	2.21%	2.10%	2.19%	2.14%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.09%	2.21%	2.10%	2.19%	2.14%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.63)%	(1.15)%	(1.44)%	(1.31)%
Portfolio turnover rate	211.96%	318.87%	288.74%	251.53%	223.23%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$9.72	$8.20	$14.25	$11.13	$10.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.06	0.03	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.48	1.49	(6.04)	3.13	0.67
Total from investment operations	1.54	1.52	(6.05)	3.12	0.65
Dividends from net investment income	(0.01)	—	—	—	—
Net asset value, end of period	$11.25	$9.72	$8.20	$14.25	$11.13
Total return (ii)	15.9%	18.5%	(42.5)%	28.0%	6.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$180,267	$132,551	$136,464	$224,617	$157,185
Ratio of gross expenses to average net assets	1.38%	1.50%	1.30%	1.34%	1.21%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.38%	1.50%	1.30%	1.34%	1.21%
Ratio of net investment income (loss) to average net assets	0.54%	0.39%	(0.10)%	(0.08)%	(0.14)%
Portfolio turnover rate	61.58%	88.21%	181.48%	171.78%	322.94%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$8.75	$7.42	$12.99	$10.22	$9.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	(0.02)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.33	1.35	(5.48)	2.86	0.61
Total from investment operations	1.32	1.33	(5.57)	2.77	0.52
Net asset value, end of period	$10.07	$8.75	$7.42	$12.99	$10.22
Total return (ii)	15.1%	17.9%	(42.9)%	27.1%	5.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$107,663	$99,170	$94,253	$206,695	$221,298
Ratio of gross expenses to average net assets	2.00%	2.13%	2.05%	2.10%	1.96%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.00%	2.13%	2.05%	2.10%	1.96%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.25)%	(0.87)%	(0.81)%	0.91%
Portfolio turnover rate	61.58%	88.21%	181.48%	171.78%	322.94%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$8.73	$7.42	$12.98	$10.21	$9.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.02)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.34	1.33	(5.47)	2.86	0.61
Total from investment operations	1.32	1.31	(5.56)	2.77	0.52
Net asset value, end of period	$10.05	$8.73	$7.42	$12.98	$10.21
Total return (ii)	15.1%	17.7%	(42.8)%	27.1%	5.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,186	$25,216	$25,902	$44,993	$40,151
Ratio of gross expenses to average net assets	2.08%	2.20%	2.05%	2.09%	1.96%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.08%	2.20%	2.05%	2.09%	1.96%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.31)%	(0.86)%	(0.82)%	(0.90)%
Portfolio turnover rate	61.58%	88.21%	181.48%	171.78%	322.94%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$5.24	$4.26	$11.36	$8.93	$9.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	(0.03)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.16	1.01	(5.23)	3.46	0.85
Total from investment operations	1.15	0.98	(5.28)	3.39	0.78
Distributions from net realized gains	—	—	(1.82)	(0.96)	(1.00)
Net asset value, end of period	$6.39	$5.24	$4.26	$11.36	$8.93
Total return (ii)	21.7%	23.0%	(54.9)%	41.6%	8.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$210,641	$215,190	$197,507	$445,903	$318,934
Ratio of gross expenses to average net assets	1.38%	1.49%	1.30%	1.33%	1.23%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.38%	1.49%	1.30%	1.33%	1.23%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.78)%	(0.67)%	(0.69)%	(0.77)%
Portfolio turnover rate	195.64%	297.11%	328.95%	279.32%	272.41%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$4.46	$3.66	$10.09	$8.09	$8.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.06)	(0.09)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	0.98	0.86	(4.52)	3.08	0.78
Total from investment operations	0.93	0.80	(4.61)	2.96	0.66
Distributions from net realized gains	—	—	(1.82)	(0.96)	(1.00)
Net asset value, end of period	$5.39	$4.46	$3.66	$10.09	$8.09
Total return (ii)	20.9%	21.9%	(55.2)%	40.5%	8.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$63,782	$64,096	$69,142	$218,783	$212,286
Ratio of gross expenses to average net assets	2.12%	2.32%	2.04%	2.08%	1.98%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.12%	2.32%	2.04%	2.08%	1.98%
Ratio of net investment income (loss) to average net assets	(0.97)%	(1.59)%	(1.42)%	(1.43)%	(1.52)%
Portfolio turnover rate	195.64%	297.11%	328.95%	279.32%	272.41%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$4.44	$3.64	$10.07	$8.07	$8.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.06)	(0.10)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	0.98	0.86	(4.51)	3.08	0.78
Total from investment operations	0.93	0.80	(4.61)	2.96	0.66
Distributions from net realized gains	—	—	(1.82)	(0.96)	(1.00)
Net asset value, end of period	$5.37	$4.44	$3.64	$10.07	$8.07
Total return (ii)	20.7%	21.9%	(55.3)%	40.6%	8.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$33,788	$35,151	$36,582	$84,846	$69,063
Ratio of gross expenses to average net assets	2.20%	2.36%	2.05%	2.08%	1.98%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.20%	2.36%	2.05%	2.08%	1.98%
Ratio of net investment income (loss) to average net assets	(1.04)%	(1.63)%	(1.42)%	(1.43)%	(1.52)%
Portfolio turnover rate	195.64%	297.11%	328.95%	279.32%	272.41%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$11.57	$9.72	$18.16	$13.92	$12.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.10)	(0.14)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	3.03	1.95	(8.04)	5.05	2.58
Total from investment operations	2.91	1.85	(8.18)	4.93	2.44
Distributions from net realized gains	—	—	(0.26)	(0.69)	(0.75)
Net asset value, end of period	$14.48	$11.57	$9.72	$18.16	$13.92
Total return (ii)	25.2%	19.0%	(45.6)%	37.0%	20.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$586,359	$391,804	$299,644	$280,672	$33,419
Ratio of gross expenses to average net assets	1.32%	1.42%	1.34%	1.34%	1.68%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.18)%
Ratio of net expenses to average net assets	1.32%	1.42%	1.34%	1.34%	1.50%
Ratio of net investment income (loss) to average net assets	(0.90)%	(1.00)%	(0.95)%	(0.80)%	(1.02)%
Portfolio turnover rate	58.80%	76.25%	68.50%	64.72%	80.64%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.88	$9.23	$17.39	$13.44	$11.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.18)	(0.24)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	2.83	1.83	(7.66)	4.87	2.50
Total from investment operations	2.62	1.65	(7.90)	4.64	2.27
Distributions from net realized gains	—	—	(0.26)	(0.69)	(0.75)
Net asset value, end of period	$13.50	$10.88	$9.23	$17.39	$13.44
Total return (ii)	24.1%	17.9%	(46.1)%	36.1%	19.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,650	$9,891	$8,717	$16,285	$7,251
Ratio of gross expenses to average net assets	2.16%	2.35%	2.13%	2.15%	2.43%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.18)%
Ratio of net expenses to average net assets	2.16%	2.35%	2.13%	2.15%	2.25%
Ratio of net investment income (loss) to average net assets	(1.74)%	(1.92)%	(1.74)%	(1.58)%	(1.77)%
Portfolio turnover rate	58.80%	76.25%	68.50%	64.72%	80.64%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.90	$9.24	$17.40	$13.45	$11.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.17)	(0.23)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	2.84	1.83	(7.67)	4.87	2.51
Total from investment operations	2.63	1.66	(7.90)	4.64	2.28
Distributions from net realized gains	—	—	(0.26)	(0.69)	(0.75)
Net asset value, end of period	$13.53	$10.90	$9.24	$17.40	$13.45
Total return (ii)	24.1%	18.0%	(46.0)%	36.0%	19.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,916	$51,274	$40,849	$46,775	$11,940
Ratio of gross expenses to average net assets	2.13%	2.29%	2.07%	2.12%	2.42%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.17)%
Ratio of net expenses to average net assets	2.13%	2.29%	2.07%	2.12%	2.25%
Ratio of net investment income (loss) to average net assets	(1.71)%	(1.86)%	(1.68)%	(1.55)%	(1.79)%
Portfolio turnover rate	58.80%	76.25%	68.50%	64.72%	80.64%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class I
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 8/5/2007 (commencement of operations) to 10/31/2007(i)
Net asset value, beginning of period	$11.63	$9.75	$18.21	$15.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.08)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	3.04	1.96	(8.08)	2.59
Total from investment operations	2.94	1.88	(8.20)	2.57
Distributions from net realized gains	—	—	(0.26)	—
Net asset value, end of period	$14.57	$11.63	$9.75	$18.21
Total return (iii)	25.3%	19.2%	(45.6)%	16.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$192,291	$148,925	$71,108	$3,007
Ratio of gross expenses to average net assets	1.20%	1.23%	1.24%	2.35%
Ratio of expense reimbursements to average net assets	0.00%	(0.02)%	0.00%	(1.10)%
Ratio of net expenses to average net assets	1.20%	1.21%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.79)%	(0.87)%	(0.94)%
Portfolio turnover rate	58.80%	76.25%	68.50%	64.72%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$5.27	$4.37	$8.02	$6.31	$5.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.05)	(0.07)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	1.49	0.95	(3.58)	1.78	1.15
Total from investment operations	1.43	0.90	(3.65)	1.71	1.10
Net asset value, end of period	$6.70	$5.27	$4.37	$8.02	$6.31
Total return (ii)	27.1%	20.6%	(45.5)%	27.1%	21.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$298,103	$282,794	$258,783	$482,318	$221,019
Ratio of gross expenses to average net assets	1.40%	1.53%	1.38%	1.41%	1.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.40%	1.53%	1.38%	1.41%	1.37%
Ratio of net investment income (loss) to average net assets	(1.07)%	(1.14)%	(1.09)%	(0.97)%	(0.91)%
Portfolio turnover rate	48.45%	86.89%	62.37%	73.54%	83.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$4.71	$3.94	$7.28	$5.77	$4.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.08)	(0.11)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.34	0.85	(3.23)	1.62	1.06
Total from investment operations	1.24	0.77	(3.34)	1.51	0.97
Net asset value, end of period	$5.95	$4.71	$3.94	$7.28	$5.77
Total return (ii)	26.3%	19.5%	(45.9)%	26.2%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,348	$22,174	$23,783	$57,488	$57,928
Ratio of gross expenses to average net assets	2.15%	2.44%	2.13%	2.16%	2.14%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.15%	2.44%	2.13%	2.16%	2.14%
Ratio of net investment income (loss) to average net assets	(1.81)%	(2.04)%	(1.84)%	(1.70)%	(1.66)%
Portfolio turnover rate	48.45%	86.89%	62.37%	73.54%	83.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$4.72	$3.95	$7.29	$5.78	$4.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.08)	(0.11)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.33	0.85	(3.23)	1.62	1.06
Total from investment operations	1.23	0.77	(3.34)	1.51	0.97
Net asset value, end of period	$5.95	$4.72	$3.95	$7.29	$5.78
Total return (ii)	26.1%	19.8%	(45.8)%	26.1%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,386	$20,255	$18,798	$46,939	$17,580
Ratio of gross expenses to average net assets	2.25%	2.41%	2.13%	2.16%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.25%	2.41%	2.13%	2.16%	2.12%
Ratio of net investment income (loss) to average net assets	(1.91)%	(2.01)%	(1.84)%	(1.72)%	(1.66)%
Portfolio turnover rate	48.45%	86.89%	62.37%	73.54%	83.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class A			Class C
	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$7.94	$6.55	$10.00	$7.84	$6.51	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.08)	(0.06)	(0.18)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.40	1.47	(3.39)	2.36	1.45	(3.40)
Total from investment operations	2.29	1.39	(3.45)	2.18	1.33	(3.49)
Net asset value, end of period	$10.23	$7.94	$6.55	$10.02	$7.84	$6.51
Total return (iii)	28.8%	21.2%	(34.5)%	27.8%	20.4%	(34.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,186	$5,394	$2,266	$2,304	$1,454	$895
Ratio of gross expenses to average net assets	2.32%	2.93%	3.14%	3.16%	3.73%	3.88%
Ratio of expense reimbursements to average net assets	(0.82)%	(1.43)%	(1.64)%	(0.91)%	(1.48)%	(1.63)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.24)%	(1.10)%	1.11%	(2.00)%	(1.85)%	(1.85)%
Portfolio turnover rate	64.25%	63.94%	27.80%	64.25%	63.94%	27.80%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class I
	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$7.96	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	2.42	1.47	(3.40)
Total from investment operations	2.33	1.41	(3.45)
Net asset value, end of period	$10.29	$7.96	$6.55
Total return (iii)	29.3%	21.5%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,799	$1,737	$1,259
Ratio of gross expenses to average net assets	2.73%	2.84%	3.05%
Ratio of expense reimbursements to average net assets	(1.48)%	(1.59)%	(1.80)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.85)%	(0.83)%
Portfolio turnover rate	64.25%	63.94%	27.80%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$15.76	$13.65	$19.94	$18.17	$16.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.08)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.76	2.19	(4.71)	2.72	2.35
Total from investment operations	1.66	2.11	(4.80)	2.64	2.28
Distributions from net realized gains	—	—	(1.49)	(0.87)	(0.35)
Net asset value, end of period	$17.42	$15.76	$13.65	$19.94	$18.17
Total return (ii)	10.5%	15.5%	(26.0)%	15.3%	14.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$156,438	$166,555	$180,210	$193,165	$116,165
Ratio of gross expenses to average net assets	1.33%	1.41%	1.31%	1.35%	1.35%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.33%	1.41%	1.31%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.59)%	(0.54)%	(0.42)%	(0.40)%
Portfolio turnover rate	75.15%	174.56%	202.86%	183.27%	168.87%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$14.78	$12.92	$19.10	$17.56	$15.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.20)	(0.21)	(0.20)	(0.19)
Net realized and unrealized gain (loss) on investments	1.66	2.06	(4.48)	2.61	2.27
Total from investment operations	1.43	1.86	(4.69)	2.41	2.08
Distributions from net realized gains	—	—	(1.49)	(0.87)	(0.35)
Net asset value, end of period	$16.21	$14.78	$12.92	$19.10	$17.56
Total return (ii)	9.7%	14.4%	(26.6)%	14.5%	13.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,675	$17,039	$16,677	$22,605	$22,995
Ratio of gross expenses to average net assets	2.15%	2.29%	2.06%	2.10%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.15%	2.29%	2.06%	2.10%	2.10%
Ratio of net investment income (loss) to average net assets	(1.41)%	(1.48)%	(1.29)%	(1.16)%	(1.15)%
Portfolio turnover rate	75.15%	174.56%	202.86%	183.27%	168.87%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$14.80	$12.92	$19.09	$17.56	$15.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.18)	(0.21)	(0.20)	(0.19)
Net realized and unrealized gain (loss) on investments	1.65	2.06	(4.47)	2.60	2.28
Total from investment operations	1.43	1.88	(4.68)	2.40	2.09
Distributions from net realized gains	—	—	(1.49)	(0.87)	(0.35)
Net asset value, end of period	$16.23	$14.80	$12.92	$19.09	$17.56
Total return (ii)	9.7%	14.6%	(26.6)%	14.4%	13.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$64,825	$68,378	$70,255	$69,618	$45,947
Ratio of gross expenses to average net assets	2.12%	2.19%	2.06%	2.10%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.01)%
Ratio of net expenses to average net assets	2.12%	2.19%	2.06%	2.10%	2.11%
Ratio of net investment income (loss) to average net assets	(1.37)%	(1.38)%	(1.30)%	(1.16)%	(1.15)%
Portfolio turnover rate	75.15%	174.56%	202.86%	183.27%	168.87%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$19.50	$16.97	$24.71	$21.15	$20.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.42	0.37	0.35	0.29	0.23
Net realized and unrealized gain (loss) on investments	1.86	2.57	(7.76)	3.57	0.84
Total from investment operations	2.28	2.94	(7.41)	3.86	1.07
Dividends from net investment income	(0.40)	(0.41)	(0.33)	(0.30)	(0.21)
Net asset value, end of period	$21.38	$19.50	$16.97	$24.71	$21.15
Total return (ii)	11.8%	17.9%	(30.4)%	18.5%	5.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$41,160	$35,465	$31,102	$35,789	$43,224
Ratio of gross expenses to average net assets	1.46%	1.52%	1.33%	1.33%	1.32%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.09)%	(0.08)%	0.00%
Ratio of net expenses to average net assets	1.37%	1.43%	1.24%	1.25%	1.32%
Ratio of net investment income (loss) to average net assets	2.08%	2.14%	1.60%	1.26%	1.15%
Portfolio turnover rate	72.11%	100.18%	78.04%	139.18%	271.30%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Fund

	Class B
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$19.18	$16.61	$24.16	$20.66	$19.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.25	0.21	0.18	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.84	2.54	(7.60)	3.50	0.82
Total from investment operations	2.09	2.75	(7.42)	3.62	0.90
Dividends from net investment income	(0.19)	(0.18)	(0.13)	(0.12)	(0.05)
Net asset value, end of period	$21.08	$19.18	$16.61	$24.16	$20.66
Total return (ii)	10.9%	16.8%	(30.9)%	17.6%	4.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,380	$14,408	$20,762	$53,928	$67,170
Ratio of gross expenses to average net assets	2.24%	2.41%	2.07%	2.07%	2.07%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.09)%	(0.08)%	0.00%
Ratio of net expenses to average net assets	2.15%	2.32%	1.98%	1.99%	2.07%
Ratio of net investment income (loss) to average net assets	1.26%	1.29%	0.81%	0.53%	0.40%
Portfolio turnover rate	72.11%	100.18%	78.04%	139.18%	271.30%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Fund

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$19.19	$16.66	$24.26	$20.75	$19.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.27	0.23	0.18	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.83	2.54	(7.63)	3.52	0.82
Total from investment operations	2.10	2.77	(7.45)	3.64	0.90
Dividends from net investment income	(0.27)	(0.24)	(0.15)	(0.13)	(0.05)
Net asset value, end of period	$21.02	$19.19	$16.66	$24.26	$20.75
Total return (ii)	11.0%	16.9%	(30.9)%	17.6%	4.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,259	$11,316	$11,057	$17,079	$22,357
Ratio of gross expenses to average net assets	2.17%	2.32%	2.07%	2.06%	2.07%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.09)%	(0.08)%	0.00%
Ratio of net expenses to average net assets	2.08%	2.23%	1.98%	1.98%	2.07%
Ratio of net investment income (loss) to average net assets	1.36%	1.35%	0.84%	0.53%	0.41%
Portfolio turnover rate	72.11%	100.18%	78.04%	139.18%	271.30%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Convertible Fund

	Class A(i)
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$18.04	$15.03	$28.45	$28.43	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.57	0.64	0.58	0.70	0.66
Net realized and unrealized gain (loss) on investments	3.47	3.14	(11.38)	1.61	2.22
Total from investment operations	4.04	3.78	(10.80)	2.31	2.88
Dividends from net investment income	(0.25)	(0.53)	(0.85)	(1.16)	(1.12)
Distributions from net realized gains	—	—	(1.77)	(1.13)	—
Return of capital	—	(0.24)	—	—	—
Net asset value, end of period	$21.83	$18.04	$15.03	$28.45	$28.43
Total return (iii)	22.4%	26.3%	(40.7)%	9.4%	11.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,551	$24,674	$33,598	$63,624	$63,573
Ratio of gross expenses to average net assets	1.45%	1.72%	1.27%	1.09%	1.20%
Ratio of expense reimbursements to average net assets	(0.21)%	(0.42)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.24%	1.30%	1.27%	1.09%	1.20%
Ratio of net investment income (loss) to average net assets	2.83%	4.08%	2.46%	2.51%	2.41%
Portfolio turnover rate	121.23%	130.33%	98.38%	134.32%	96.37%

See Notes to Financial Statements.

(i) Commenced operations on January 9, 2009.  Financial highlights prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Money Market Fund

	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.00	0.00	0.02	0.04	0.04
Dividends from net investment income	0.00	0.00	(0.02)	(0.04)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (ii)	0.0%	0.1%	1.9%	4.3%	3.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,720	$45,304	$56,395	$54,207	$55,068
Ratio of gross expenses to average net assets	0.92%	0.96%	0.84%	0.88%	0.90%
Ratio of expense reimbursements to average net assets	(0.84)%	(0.60)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.08%	0.36%	0.84%	0.88%	0.90%
Ratio of net investment income (loss) to average net assets	0.02%	0.08%	1.93%	4.20%	3.78%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in ten funds — Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund, and Alger Money Market Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Balanced Fund’s and Alger Convertible Fund’s investment objectives are current income and long-term capital appreciation which they seek to achieve through investing in equity and fixed income securities. The Alger Money Market Fund’s investment objective is current income which it seeks to achieve by investing in short-term instruments.

Each Fund, other than the Alger Money Market Fund, offers one or more the following share classes: Class A, B, C, and I. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

The investments in the Alger Money Market Fund are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.  Under this method securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security.  The Fund seeks to maintain its net asset value per share at $1.00 although there is no assurance that it will be able to do so on a continuing basis.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

comparable assets are used to measure fair value. Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the year ended October 31, 2010.

(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Money Market Fund declares dividends daily from net investment income and such dividends are paid monthly. The Alger Convertible Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon their review of tax positions for the Funds’ open tax years of 2007-2010 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2010.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Alger Money Market Fund and Alger Convertible Fund, are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Fund	.81%	.0275%
Alger Large Cap Growth Fund	.71	.0275
Alger Mid Cap Growth Fund	.76	.0275
Alger SMid Cap Growth Fund	.81	.0275
Alger Small Cap Growth Fund	.81	.0275
Alger Growth Opportunities Fund	.85	.0275
Alger Health Sciences Fund	.81	.0275
Alger Balanced Fund	.71	.0275
Alger Convertible Fund	.71	.0275
Alger Money Market Fund	.46	.0275

Alger Management has established an expense cap for several share classes, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	A	Class C	I	Fees Waived / Reimbursed for the Year Ended October 31, 2010
Alger Growth Opportunities Fund*	1.50%	2.25%	1.25%	$105,761
Alger Convertible Fund*	1.24	N/A	N/A	54,341

*   Expense caps effective through February 28, 2011

As part of the settlement with the New York Attorney General (see Note 10—Litigation), Alger Management has agreed to reduce its advisory fee through November 30, 2011, to 0.62% for the Alger Balanced Fund. For the year ended October 31, 2010, Alger Management reimbursed the Alger Balanced Fund $55,463.

Alger Management has voluntarily reimbursed the Alger Money Market Fund $356,302 for the year ended October 31, 2010.

(b) Distribution Fees:

Class A Shares: The Class A shares of each Fund, other than the Alger Money Market Fund, have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Money Market Fund, Alger Growth Opportunities Fund and Alger Convertible Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Funds. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2010, such excess carried forward was $20,641,640, $16,842,949, $10,888,316, $606,867, $15,048,786, $1,392,359, and $4,037,630 for Class B shares of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Balanced Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Alger Money Market Fund and the Alger Convertible Fund, pay the Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate the Alger Inc. for its

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of its Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

(c) Sales Charges: Purchases and sales of shares of the Funds, other than the Alger Money Market Fund, may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2010, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

	Initial Sales Charges	Contingent Deferred Sales Charges
Alger Capital Appreciation Fund	$7,274	$91,468
Alger Large Cap Growth Fund	3,586	32,481
Alger Mid Cap Growth Fund	7,494	41,740
Alger SMid Cap Growth Fund	588	34,712
Alger Small Cap Growth Fund	2,382	27,522
Alger Growth Opportunities Fund	352	200
Alger Health Sciences Fund	1,571	62,766
Alger Balanced Fund	725	20,663
Alger Convertible Fund	826	—
Alger Money Market Fund	—	41,121

(d) Brokerage Commissions: During the year ended October 31, 2010, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Balanced Fund paid Alger Inc. commissions of $1,730,280, $141,333, $720,286, $506,369, $212,241, 9,555, $184,672 and $10,255 respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees and Expenses: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. (“BFDS”) the transfer agent, and other related services. Effective June 1, 2010 the Fund compensates Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B shares and C shares and 0.01% of the daily net assets of the Class I shares for these services. From November 1, 2009 through October 31, 2010, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund and Alger Money Market Fund

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

incurred fees of $175,151, $79,794, $81,021, $124,715, $103,976, $1,975, $50,600, $20,225, $4,520 and $13,049 respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.  Fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2010, Alger Management charged back to the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund and Alger Money Market Fund $143,710, $25,646, $91,366, $48,954, $54,547, $1,686, $34,632, $8,709, $255 and $279 respectively, for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(f) Trustee Fees: From November 1, 2009 through February 8, 2010 each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended October 31, 2010, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Balanced Fund incurred interfund loan interest expenses of $195, $620, $310 and $121, respectively.  During the year ended October 31, 2010 Alger Capital Appreciation Fund, Alger SMid Cap Growth Fund and Alger Small Cap Growth Fund earned interfund loan interest income of $8,659, $943 and $72, respectively.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2010 Alger Management and its affiliates owned the following share classes:

	Share Class
	A	B	C	I
Alger Capital Appreciation Fund	131,582	—	—	—
Alger Large Cap Growth Fund	79,753	—	—	—
Alger Mid Cap Growth Fund	88,108	—	—	—
Alger SMid Cap Growth Fund	342,944	—	40,757	6,493
Alger Small Cap Growth Fund	167,292	—	—	—
Alger Growth Opportunities Fund	10,000	—	10,000	180,000
Alger Convertible Fund	—	—	—	—
Alger Money Market Fund	98,631	—	—	—

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the year ended October 31, 2010:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,637,063,268	$1,608,204,052
Alger Large Cap Growth Fund	172,799,387	171,121,183
Alger Mid Cap Growth Fund	607,223,601	676,565,351
Alger SMid Cap Growth Fund	497,176,525	406,279,256
Alger Small Cap Growth Fund	161,015,628	224,756,611
Alger Growth Opportunities Fund	8,638,911	6,718,919
Alger Health Sciences Fund	182,603,336	233,122,385
Alger Balanced Fund	43,053,497	48,483,411
Alger Convertible Fund	30,665,701	31,865,170

Written call and put options activity for the year ended October 31, 2010, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2009	—	$—
Call Options written	1,239	558,347
Call Options closed	—	—
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at October 31, 2010	1,239	$558,347

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2009	—	$—
Put Options written	6,839	1,363,869
Put Options closed	6,145	1,043,256
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at October 31, 2010	694	$320,613

As of October 31, 2010, Alger Mid Cap Growth Fund had portfolio securities valued at $12,256,374, segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2010, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Fund	$3,101	2.24%
Alger Mid Cap Growth Fund	21,275	1.35
Alger Small Cap Growth Fund	56,826	1.22
Alger Growth Opportunities Fund	8,388	2.35
Alger Health Sciences Fund	26,654	1.20
Alger Balanced Fund	14,792	1.43
Alger Convertible Fund	4,364	2.26

The highest amount borrowed during the year ended October 31, 2010 for each Fund were as follows:

Highest Borrowing
Alger Large Cap Growth Fund	466,454
Alger Mid Cap Growth Fund	1,730,000
Alger Small Cap Growth Fund	3,250,000
Alger Growth Opportunities Fund	765,419
Alger Health Sciences Fund	2,745,000
Alger Balanced Fund	765,000
Alger Convertible Fund	269,403

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series, other than the Money Market Fund, is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	17,624,771	$222,549,208	18,205,583	$184,720,544
Shares converted from Class B	748,608	9,438,178	1,378,120	12,702,430
Shares converted from Class C	24,530	308,266	2,734	30,306
Shares redeemed	(15,767,334)	(199,594,791)	(15,602,079)	(145,772,085)
Net increase	2,630,575	$32,700,861	3,984,358	$51,681,195
Class B:
Shares sold	505,173	$5,722,227	825,412	$6,806,700
Shares converted to Class A	(834,124)	(9,438,178)	(1,520,404)	(12,702,430)
Shares redeemed	(943,619)	(10,705,592)	(1,312,855)	(10,658,178)
Net decrease	(1,272,570)	$(14,421,543)	(2,007,847)	$(16,553,908)
Class C:
Shares sold	3,159,180	$36,032,493	2,899,263	$26,269,748
Shares converted to Class A	(27,275)	(308,266)	(3,025)	(30,306)
Shares redeemed	(2,270,957)	(25,691,042)	(2,272,680)	(18,672,178)
Net increase	860,948	$10,033,185	623,558	$7,567,264

Alger Large Cap Growth Fund
Class A:
Shares sold	4,014,545	$42,288,474	1,385,187	$11,227,564
Shares converted from Class B	1,172,975	12,294,141	1,524,290	12,303,387
Shares converted from Class C	14,055	145,376	10,743	99,600
Dividends reinvested	10,899	114,502	—	—
Shares redeemed	(2,828,593)	(29,743,313)	(5,930,371)	(45,580,901)
Net increase (decrease)	2,383,881	$25,099,180	(3,010,151)	$(21,950,350)
Class B:
Shares sold	1,296,437	$12,063,303	1,675,569	$12,058,815
Shares converted to Class A	(1,305,897)	(12,294,141)	(1,687,497)	(12,303,387)
Shares redeemed	(640,602)	(6,049,579)	(1,346,898)	(9,567,872)
Net decrease	(650,062)	$(6,280,417)	(1,358,826)	$(9,812,444)
Class C:
Shares sold	205,697	$1,928,660	371,444	$2,672,806
Shares converted to Class A	(15,695)	(145,376)	(11,926)	(99,600)
Shares redeemed	(571,144)	(5,361,913)	(964,119)	(6,794,498)
Net decrease	(381,142)	$(3,578,629)	(604,601)	$(4,221,292)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	5,002,168	$29,299,085	11,387,965	$47,629,358
Shares converted from Class B	1,522,280	8,930,639	2,375,070	10,031,935
Shares converted from Class C	29,297	169,625	14,067	70,908
Shares redeemed	(14,635,522)	(86,165,891)	(19,067,813)	(79,479,384)
Net decrease	(8,081,777)	$(47,766,542)	(5,290,711)	$(21,747,183)
Class B:
Shares sold	1,262,723	$6,153,711	2,190,240	$7,852,196
Shares converted to Class A	(1,796,724)	(8,930,639)	(2,779,895)	(10,031,935)
Shares redeemed	(2,017,388)	(9,978,420)	(3,951,256)	(13,806,255)
Net decrease	(2,551,389)	$(12,755,348)	(4,540,911)	$(15,985,994)
Class C:
Shares sold	599,134	$2,983,067	1,341,351	$4,767,074
Shares converted to Class A	(34,721)	(169,625)	(16,565)	(70,908)
Shares redeemed	(2,184,620)	(10,858,871)	(3,453,313)	(12,245,478)
Net decrease	(1,620,207)	$(8,045,429)	(2,128,527)	$(7,549,312)

Alger SMid Cap Growth Fund
Class A:
Shares sold	17,961,233	$237,452,740	18,378,759	$181,345,508
Shares converted from Class B	58,112	747,265	38,964	361,464
Shares converted from Class C	787	9,309	488	5,454
Shares redeemed	(11,378,855)	(149,344,463)	(15,379,146)	(149,422,355)
Net increase	6,641,277	$88,864,851	3,039,065	$32,290,071
Class B:
Shares sold	152,121	$1,901,812	138,144	$1,314,242
Shares converted to Class A	(62,055)	(747,265)	(41,164)	(361,464)
Shares redeemed	(136,010)	(1,669,272)	(132,622)	(1,142,851)
Net decrease	(45,944)	$(514,725)	(35,642)	$(190,073)
Class C:
Shares sold	1,369,189	$17,036,805	1,394,945	$13,760,118
Shares converted to Class A	(835)	(9,309)	(518)	(5,454)
Shares redeemed	(977,874)	(12,103,058)	(1,111,767)	(9,732,741)
Net increase	390,480	$4,924,438	282,660	$4,021,923
Class I:
Shares sold	8,024,708	$107,276,321	7,747,564	$75,676,547
Shares redeemed	(7,630,132)	(100,440,276)	(2,236,238)	(21,716,031)
Net increase	394,576	$6,836,045	5,511,326	$53,960,516

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	11,855,205	$72,139,305	16,305,604	$73,333,549
Shares converted from Class B	684,515	4,179,282	824,346	3,672,169
Shares converted from Class C	11,764	74,803	6,685	34,299
Shares redeemed	(21,696,621)	(131,673,600)	(22,723,504)	(97,326,825)
Net decrease	(9,145,137)	$(55,280,210)	(5,586,869)	$(20,286,808)
Class B:
Shares sold	403,603	$2,105,289	565,209	$2,276,868
Shares converted to Class A	(768,558)	(4,179,282)	(916,602)	(3,672,169)
Shares redeemed	(580,707)	(3,158,668)	(977,566)	(3,614,260)
Net decrease	(945,662)	$(5,232,661)	(1,328,959)	$(5,009,561)
Class C:
Shares sold	636,563	$3,372,768	1,052,393	$4,558,262
Shares converted to Class A	(13,202)	(74,803)	(7,456)	(34,299)
Shares redeemed	(983,036)	(5,340,133)	(1,517,222)	(5,754,948)
Net decrease	(359,675)	$(2,042,168)	(472,285)	$(1,230,985)

Alger Growth Opportunities Fund
Class A:
Shares sold	534,282	$5,013,204	526,665	$3,365,742
Shares converted from Class C	—	—	141	1,085
Shares redeemed	(413,602)	(3,791,764)	(193,712)	(1,270,573)
Net increase	120,680	$1,221,440	333,094	$2,096,254
Class C:
Shares sold	75,286	$696,278	84,518	$542,665
Shares converted to Class A	—	—	(143)	(1,085)
Shares redeemed	(30,929)	(273,307)	(36,286)	(240,177)
Net increase	44,357	$422,971	48,089	$301,403
Class I:
Shares sold	89,096	$854,676	35,174	$250,129
Shares redeemed	(35,217)	(322,312)	(8,997)	(62,056)
Net increase	53,879	$532,364	26,177	$188,073

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,936,294	$33,520,971	3,212,074	$44,506,921
Shares converted from Class B	27,702	480,553	44,023	624,171
Shares converted from Class C	—	—	2,599	40,666
Shares redeemed	(3,555,686)	(60,636,659)	(5,893,975)	(81,128,767)
Net decrease	(1,591,690)	$(26,635,135)	(2,635,279)	$(35,957,009)
Class B:
Shares sold	95,551	$1,577,344	166,564	$2,204,670
Shares converted to Class A	(29,619)	(480,553)	(46,693)	(624,171)
Shares redeemed	(190,020)	(3,050,561)	(258,319)	(3,397,543)
Net decrease	(124,088)	$(1,953,770)	(138,448)	$(1,817,044)
Class C:
Shares sold	450,769	$7,365,282	627,556	$8,251,572
Shares converted to Class A	—	—	(2,765)	(40,666)
Shares redeemed	(1,078,523)	(17,287,188)	(1,442,911)	(18,754,042)
Net decrease	(627,754)	$(9,921,906)	(818,120)	$(10,543,136)

Alger Balanced Fund
Class A:
Shares sold	340,329	$6,963,543	246,008	$4,122,100
Shares converted from Class B	184,828	3,732,800	329,864	5,496,675
Shares converted from Class C	2,897	59,227	—	—
Dividends reinvested	26,221	523,904	30,967	490,828
Shares redeemed	(447,072)	(9,067,679)	(621,272)	(10,578,490)
Net increase (decrease)	107,203	$2,211,795	(14,433)	$(468,887)
Class B:
Shares sold	64,735	$1,301,373	82,809	$1,377,884
Shares converted to Class A	(186,892)	(3,732,800)	(334,411)	(5,496,675)
Dividends reinvested	5,720	113,324	11,333	178,147
Shares redeemed	(142,247)	(2,851,742)	(258,840)	(4,276,855)
Net decrease	(258,684)	$(5,169,845)	(499,109)	$(8,217,499)
Class C:
Shares sold	88,892	$1,759,848	82,048	$1,429,069
Shares converted to Class A	(2,936)	(59,227)	—	—
Dividends reinvested	6,108	120,748	7,267	114,171
Shares redeemed	(146,127)	(2,946,175)	(163,286)	(2,650,191)
Net decrease	(54,063)	$(1,124,806)	(73,971)	$(1,106,951)

Alger Convertible Fund(a)
Class A:
Shares sold	55,558	$1,107,361	12,055	$188,802
Dividends reinvested	7,862	156,535	23,639	367,127
Shares redeemed	(169,269)	(3,435,041)	(903,742)	(13,227,110)
Net decrease	(105,849)	$(2,171,145)	(868,048)	$(12,671,181)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Money Market Fund(b)

Shares sold	22,933,306	$22,933,306	24,321,637	$24,417,274
Dividends reinvested	8,560	8,560	37,204	37,204
Shares redeemed	(27,525,599)	(27,525,597)	(35,546,105)	(35,546,004)
Net decrease	(4,583,733)	$(4,583,731)	(11,187,264)	$(11,091,526)

(a)	Initially offered January 9, 2009.
(b)	Dollar amount of shares sold for the year ended October 31, 2009, includes a reimbursement by Alger Management of $95,120 for losses on portfolio investments incurred in previous fiscal years.

During the year ended October 31, 2010, shares redeemed for the Alger SMid Cap Growth Fund included a redemption-in-kind of 4,184,110 Class I shares valued at $54,811,845.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Capital Appreciation Fund	$14,322	$13,769
Alger Large Cap Growth Fund	7,112	2,377
Alger Mid Cap Growth Fund	1,394	9,176
Alger SMid Cap Growth Fund	18,150	34,354
Alger Small Cap Growth Fund	13,675	14,317
Alger Growth Opportunities Fund	1,133	637
Alger Health Sciences Fund	1,017	10,433
Alger Balanced Fund	2,055	4,831
Alger Convertible Fund	8	40,426

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2010 and the year ended October 31, 2009 were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$146,931	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$146,931	—

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Balanced Fund
Distributions paid from:
Ordinary Income	1,000,163	$1,107,292
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$1,000,163	$1,107,292

Alger Convertible Fund
Distributions paid from:
Ordinary Income	331,577	882,658
Long-term capital gain	—	—
Return of capital	—	409,485
Total distributions paid	$331,577	$1,292,143

Alger Money Market Fund
Distributions paid from:
Ordinary Income	9,567	40,712
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$9,567	$40,712

As of October 31, 2010 the components of accumulated gains losses on a tax basis were as follows:

Capital Appreciation Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(168,090,996)
Net unrealized appreciation	35,123,794
Total accumulated losses	$(132,967,202)

Large Cap Growth Fund
Undistributed ordinary income	700,060
Undistributed long-term gains	—
Net accumulated earnings	700,060
Capital loss carryforwards	(105,587,874)
Net unrealized appreciation	21,338,742
Total accumulated losses	$(83,549,072)

Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(161,681,219)
Net unrealized appreciation	12,012,964
Total accumulated losses	$(149,668,255)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

SMid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(98,550,353)
Net unrealized appreciation	112,918,749
Total accumulated gains	$14,368,396

Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(79,158,342)
Net unrealized appreciation	45,691,946
Total accumulated losses	$(33,466,396)

Growth Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(688,053)
Net unrealized appreciation	2,862,823
Total accumulated gains	$2,174,770

Health Sciences Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(17,569,785)
Net unrealized appreciation	9,716,926
Total accumulated losses	$(7,852,859)

Balanced Fund
Undistributed ordinary income	873,761
Undistributed long-term gains	—
Net accumulated earnings	873,761
Capital loss carryforwards	(14,080,927)
Net unrealized appreciation	3,346,551
Total accumulated losses	$(9,860,615)

Convertible Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(15,009,468)
Net unrealized appreciation	4,262,172
Total accumulated losses	$(10,747,296)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Money Market Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(640)
Net unrealized appreciation	—
Total accumulated losses	$(640)

At October 31, 2010, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
2011	—	$21,526,122	—	—
2016	$90,086,734	14,902,136	$56,194,324	$15,591,677
2017	78,004,262	69,159,616	105,486,895	82,958,676
Total	168,090,996	105,587,874	161,681,219	98,550,353

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund
2011	—	—	—	$2,892,067
2016	$26,656,278	—	$6,173,975	358,746
2017	52,502,064	$688,053	11,395,810	10,830,114
Total	79,158,342	688,053	17,569,785	14,080,927

Expiration Dates	Alger Convertible Fund	Alger Money Market Fund
2012	—	$640
2016	$5,276,856	—
2017	9,732,612	—
Total	15,009,468	640

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2010:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Capital Appreciation Fund
Undistributed net investment income	$2,998,990
Accumulated net realized loss	$116,148,298
Paid in capital	$(119,147,288)

Large Cap Growth Fund
Undistributed net investment income	$(14,960)
Accumulated net realized loss	$104,071,575
Paid in capital	$(104,056,615)

Mid Cap Growth Fund
Undistributed net investment income	$886,134
Accumulated net realized loss	$530,213
Paid in capital	$(1,416,347)

SMid Cap Growth Fund
Undistributed net investment income	$6,925,996
Accumulated net realized loss	$(13,340,945)
Paid in capital	$6,414,949

Small Cap Growth Fund
Undistributed net investment income	$4,057,788
Accumulated net realized loss	$2,976,010
Paid in capital	$(7,033,798)

Growth Opportunities Fund
Undistributed net investment income	$144,517
Accumulated net realized loss	$1,376
Paid in capital	$(145,893)

Health Sciences Fund
Undistributed net investment income	$2,223,900
Accumulated net realized loss	$85,187
Paid in capital	$(2,309,087)

Balanced Fund
Undistributed net investment income	$(11,905)
Accumulated net realized loss	$8,521,894
Paid in capital	$(8,509,989)

Convertible Fund
Undistributed net investment income	$213,129
Accumulated net realized loss	$207,816
Paid in capital	$(420,945)

Money Market Fund
Undistributed net investment income	—
Accumulated net realized loss	—
Paid in capital	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$104,677,860	$104,677,860	—	—
Consumer Staples	39,899,763	39,899,763	—	—
Energy	88,063,660	78,940,225	9,123,435	—
Exchange Traded Funds	8,253,391	8,253,391	—	—
Financials	43,750,327	43,750,327	—	—
Health Care	81,924,839	81,924,839	—	—
Industrials	127,351,215	127,351,215	—	—
Information Technology	289,460,882	289,460,882	—	—
Materials	42,121,975	42,121,975	—	—
TOTAL COMMON STOCKS	$825,503,912	$816,380,477	$9,123,435	—
TOTAL INVESTMENTS IN SECURITIES	$825,503,912	$816,380,477	$9,123,435	—

Alger Large Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$32,755,474	$32,755,474	—	—
Consumer Staples	29,907,533	29,907,533	—	—
Energy	26,599,219	26,599,219	—	—
Financials	20,652,906	20,652,906	—	—
Health Care	34,403,897	34,403,897	—	—
Industrials	37,332,704	37,332,704	—	—
Information Technology	99,102,360	99,102,360	—	—
Materials	14,183,657	14,183,657	—	—
Telecommunication Services	1,694,934	1,694,934	—	—
Utilities	2,730,427	2,730,427	—	—
TOTAL COMMON STOCKS	$299,363,111	$299,363,111	—	—
TOTAL INVESTMENTS IN SECURITIES	$299,363,111	$299,363,111	—	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$62,406,890	$62,406,890	—	—
Consumer Staples	4,424,290	4,424,290	—	—
Energy	24,672,970	19,843,333	4,829,637	—
Financials	26,115,387	26,115,387	—	—
Health Care	45,186,804	45,186,804	—	—
Industrials	48,853,904	48,853,904	—	—
Information Technology	74,929,591	74,929,591	—	—
Materials	14,143,253	14,143,253	—	—
TOTAL COMMON STOCKS	$300,733,089	$295,903,452	$4,829,637	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Telecommunication Services	$3,770,553	—	$3,770,553	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,160,002	—	—	$2,160,002
PURCHASED OPTIONS
Consumer Discretionary	$457,140	$457,140	—	—
Information Technology	$107,800	$107,800	—	—
Materials	$405,990	$405,990	—	—
TOTAL PURCHASED OPTIONS	$970,930	$970,930	—	—
TOTAL INVESTMENTS IN SECURITIES	$307,634,574	$296,874,382	$8,600,190	$2,160,002
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Consumer Discretionary	$757,890	$757,890	—	—
Energy	$91,440	$91,440	—	—
Materials	435,138	435,138	—	—
TOTAL SECURITIES SOLD SHORT	$1,284,468	$1,284,468	—	—

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$156,683,918	$156,683,918	—	—
Consumer Staples	18,367,367	18,367,367	—	—
Energy	29,209,207	29,209,207	—	—
Financials	54,081,810	54,081,810	—	—
Health Care	133,320,359	133,320,359	—	—
Industrials	168,475,789	168,475,789	—	—
Information Technology	200,360,750	200,360,750	—	—
Materials	34,711,447	34,711,447	—	—
Telecommunication Services	19,347,719	19,347,719	—	—
Utilities	9,801,596	9,801,596	—	—
TOTAL COMMON STOCKS	$824,359,962	$824,359,962	—	—
TOTAL INVESTMENTS IN SECURITIES	$824,359,962	$824,359,962	—	—

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$65,427,742	$65,427,742	—	—
Consumer Staples	9,302,699	9,302,699	—	—
Energy	14,004,013	14,004,013	—	—
Financials	11,921,111	11,921,111	—	—
Health Care	59,815,508	59,815,508	—	—
Industrials	65,318,094	65,318,094	—	—
Information Technology	85,002,664	85,002,664	—	—
Materials	15,589,055	15,589,055	—	—
Telecommunication Services	4,942,429	4,942,429	—	—
Utilities	3,956,952	3,956,952	—	—
TOTAL COMMON STOCKS	$335,280,267	$335,280,267	—	—
TOTAL INVESTMENTS IN SECURITIES	$335,280,267	$335,280,267	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,371,641	$2,371,641	—	—
Consumer Staples	440,823	440,823	—	—
Energy	516,897	516,897	—	—
Financials	903,980	903,980	—	—
Health Care	2,120,700	2,120,700	—	—
Industrials	2,270,143	2,270,143	—	—
Information Technology	3,362,111	3,362,111	—	—
Materials	558,697	558,697	—	—
Telecommunication Services	141,925	141,925	—	—
Utilities	123,655	123,655	—	—
TOTAL COMMON STOCKS	$12,810,572	$12,810,572	—	—
TOTAL INVESTMENTS IN SECURITIES	$12,810,572	$12,810,572	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	$5,945,688	$5,945,688	—	—
Health Care	213,349,878	213,349,878	—	—
Industrials	1,469,982	1,469,982	—	—
TOTAL COMMON STOCKS	$220,765,548	$220,765,548	—	—
CONVERTIBLE PREFERRED STOCK
Health Care	$1,689,998	—	—	$1,689,998
TOTAL INVESTMENTS IN SECURITIES	$222,455,546	$220,765,548	—	$1,689,998

Alger Balanced Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,114,565	$3,114,565	—	—
Consumer Staples	3,190,476	3,190,476	—	—
Energy	3,087,716	3,087,716	—	—
Exchange Traded Funds	612,148	612,148	—	—
Financials	3,200,207	3,200,207	—	—
Health Care	3,156,414	3,156,414	—	—
Industrials	3,509,352	3,509,352	—	—
Information Technology	7,706,113	7,706,113	—	—
Materials	1,380,044	1,380,044	—	—
Telecommunication Services	198,067	198,067	—	—
TOTAL COMMON STOCKS	$29,155,102	$29,155,102	—	—
CONVERTIBLE CORPORATE BONDS
Energy	$167,062	—	$167,062	—
Financials	252,813	—	252,813	—
Information Technology	629,250	—	629,250	—
Materials	420,875	—	420,875	—
Telecommunication Services	218,625	—	218,625	—
Utilities	345,937	—	345,937	—
TOTAL CONVERTIBLE CORPORATE BONDS	$2,034,562	—	$2,034,562	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE PREFERRED STOCK
Financials	$294,600	$294,600	—	—
Utilities	225,720	225,720	—	—
TOTAL CONVERTIBLE PREFERRED STOCK	$520,320	$520,320	—	—
CORPORATE BONDS
Consumer Discretionary	$2,223,303	—	$2,223,303	—
Consumer Staples	429,872	—	429,872	—
Energy	1,607,397	—	1,607,397	—
Financials	5,051,347	—	5,051,347	—
Health Care	2,188,660	—	2,188,660	—
Industrials	1,441,246	—	1,441,246	—
Information Technology	2,170,786	—	2,170,786	—
Materials	533,790	—	533,790	—
Telecommunication Services	465,651	—	465,651	—
Utilities	912,147	—	912,147	—
TOTAL CORPORATE BONDS	$17,024,199	—	$17,024,199	—
MANDATORY CONVERTIBLE PREFERRED STOCK
Financials	$358,266	$358,266	—	—
PREFERRED STOCKS
Financials	$666,950	$666,950	—	—
COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Backed Securities	$535,510	—	$535,510	—
ASSET BACKED SECURITIES
Financials	$332,894	—	$332,894	—
Utilities	201,064	—	201,064	—
TOTAL ASSET BACKED SECURITIES	$533,958	—	$533,958	—
U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS
Collateralized Mortgage Backed Obligations	$1,803,506	—	$1,803,506	—
Federal National Mortgage Association	375,944	—	375,944	—
TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS	$2,179,450	—	$2,179,450	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Federal Farm Credit Bank	$534,426	—	$534,426	—
Federal Home Loan Bank	297,121	—	297,121	—
Federal National Mortgage Association	1,360,562	—	1,360,562	—
U.S. Treasury Notes	5,101,170	—	5,101,170	—
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)	$7,293,279	—	$7,293,279	—
TOTAL INVESTMENTS IN SECURITIES	$60,301,596	$30,700,638	$29,600,958	—

Alger Convertible Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Energy	$870,433	$870,433	—	—
Industrials	160,200	160,200	—	—
TOTAL COMMON STOCKS	$1,030,633	$1,030,633	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Convertible Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$3,221,218	—	$3,221,218	—
Consumer Staples	338,250	—	338,250	—
Energy	1,878,875	—	1,878,875	—
Financials	1,980,313	—	1,980,313	—
Health Care	2,246,999	—	2,246,999	—
Industrials	1,226,888	—	1,226,888	—
Information Technology	4,035,093	—	4,035,093	—
Materials	1,664,000	—	1,664,000	—
Telecommunication Services	444,500	—	444,500	—
Utilities	345,938	—	345,938	—
TOTAL CONVERTIBLE CORPORATE BONDS	$17,382,074	—	$17,382,074	—
CONVERTIBLE PREFERRED STOCK
Financials	$1,153,000	$780,850	$372,150	—
Health Care	262,904	262,904	—	—
Materials	860,400	542,500	317,900	—
Utilities	282,150	282,150	—	—
TOTAL CONVERTIBLE PREFERRED STOCK	$2,558,454	$1,868,404	$690,050	—
CORPORATE BONDS
Information Technology	$645,000	—	$645,000	—
MANDATORY CONVERTIBLE PREFERRED STOCK
Energy	$741,934	$741,934	—	—
Financials	370,620	370,620	—	—
Utilities	522,500	522,500	—	—
TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK	$1,635,054	$1,635,054	—	—
PREFERRED STOCKS
Financials	$3,300,374	$3,047,374	$253,000	—
TOTAL INVESTMENTS IN SECURITIES	$26,551,589	$7,581,465	$18,970,124	—

Alger Money Market Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Federal Agriculture Mortgage Corporation	$8,998,661	—	$8,998,661	—
Federal Home Loan Bank	$12,999,140	—	$12,999,140	—
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)	$21,997,801	—	$21,997,801	—
SHORT-TERM INVESTMENTS
Time Deposits	$18,739,556	—	$18,739,556	—
TOTAL INVESTMENTS IN SECURITIES	$40,737,357	—	$40,737,357	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Health Sciences Fund	Trading Securities
Opening balance at November 1, 2009	$—
Net realized and unrealized gain (loss) on investments, foreign currency and options
Purchases, issuances, and settlements	$1,689,998
Transfers in and/ or out of level 3
Closing balance at October 31, 2010	1,689,998
The amount of net realized and unrealized gain (loss) on investments, foreign currency and options for the period attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2010	$—

Alger Mid Cap Growth Fund	Trading Securities
Opening balance at November 1, 2009	$—
Net realized and unrealized gain (loss) on investments, foreign currency and options
Purchases, issuances, and settlements	2,160,002
Transfers in and/ or out of level 3
Closing balance at October 31, 2010	2,160,002
The amount of net realized and unrealized gain (loss) on investments, foreign currency and options for the period attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2010	$—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolio.  The cash flows may be an important source of the Funds’ return, although written call options may

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended October 31, 2010, written equity and index put options were used in accordance with this objective.

The fair values of derivative instruments as of October 31, 2010 are as follows:

Alger Mid Cap Growth Fund	ASSET DERIVATIVES 2010		LIABILITY DERIVATIVES 2010
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$863,130	—	—
Purchased Call Options	Investments in securities, at value	107,800	—	—
Written Put Options	—	—	Written options outstanding, at value	$188,768
Written Call Options	—	—	Written options outstanding, at value	1,095,700
Total		$970,930		$1,284,468

For the year ended October 31, 2010, the Alger Mid Cap Growth Fund had option purchases of $6,946,078 and option sales of $9,284,786, and the Health Sciences Fund had option purchases of $574,652 and option sales of $28,729.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

Net realized gain on investments and options

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Put Options	$1,852,563
Written Put Options	(436,279)
Total	$1,873,345

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Put Options	$(545,923)
Total	$(545,923)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$(1,654,786)
Written Options	(405,508)
Total	$(2,060,294)

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Acquisition of the Castle Convertible Fund, Inc.:

On January 9, 2009, the Alger Convertible Fund (the “Fund”) commenced operations by acquiring all the net assets of Castle Convertible Fund, Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on October 22, 2008. The acquisition was accomplished by a tax-free exchange of shares of the Fund, valued at $33,879,112, for 2,236,000 shares of Acquired Fund outstanding on January 9, 2009. The Acquired Fund’s net assets of $33,879,112, including $10,406,449 of unrealized depreciation, were combined with those of the Fund.  The combined net assets of the Fund and Acquired Fund were $33,879,112 immediately after the acquisition.

NOTE 12 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  The implications of ASU 2010-06 is not expected to have a material impact on the financial statements of the Funds.

NOTE 13 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2010.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds (the “Funds”) comprising the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund and Alger Money Market Fund as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 27, 2010

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2010 and ending October 31, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2009	Ending Account Value October 31, 2010	Expenses Paid During the Six Months Ended October 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2010(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,007.47	$6.66	1.32%
	Hypothetical(c)	1,000.00	1,018.57	6.70	1.32
Class B	Actual	1,000.00	1,003.33	11.10	2.20
	Hypothetical(c)	1,000.00	1,014.13	11.16	2.20
Class C	Actual	1,000.00	1,003.32	10.58	2.09
	Hypothetical(c)	1,000.00	1,014.65	10.64	2.09

Alger Large Cap Growth Fund
Class A	Actual	$1,000.00	$1,017.18	$7.04	1.38%
	Hypothetical(c)	1,000.00	1,018.23	7.04	1.38
Class B	Actual	1,000.00	1,014.10	10.15	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	1,013.11	10.54	2.08
	Hypothetical(c)	1,000.00	1,014.73	10.55	2.08

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,017.52	$7.00	1.38%
	Hypothetical(c)	1,000.00	1,018.27	7.00	1.38
Class B	Actual	1,000.00	1,013.16	10.78	2.12
	Hypothetical(c)	1,000.00	1,014.50	10.79	2.12
Class C	Actual	1,000.00	1,013.21	11.17	2.20
	Hypothetical(c)	1,000.00	1,014.11	11.17	2.20

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,009.76	$6.70	1.32%
	Hypothetical(c)	1,000.00	1,018.54	6.73	1.32
Class B	Actual	1,000.00	1,005.21	10.93	2.16
	Hypothetical(c)	1,000.00	1,014.30	10.98	2.16
Class C	Actual	1,000.00	1,005.95	10.75	2.13
	Hypothetical(c)	1,000.00	1,014.48	10.80	2.13
Class I	Actual	1,000.00	1,010.40	6.08	1.20
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,001.49	$7.09	1.40%
	Hypothetical(c)	1,000.00	1,018.12	7.15	1.40
Class B	Actual	1,000.00	998.32	10.82	2.15
	Hypothetical(c)	1,000.00	1,014.37	10.91	2.15
Class C	Actual	1,000.00	996.65	11.31	2.25
	Hypothetical(c)	1,000.00	1,013.87	11.41	2.25

		Beginning Account Value May 1, 2009	Ending Account Value October 31, 2010	Expenses Paid During the Six Months Ended October 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2010(b)
Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$1,027.11	$7.68	1.50%
	Hypothetical(c)	1,000.00	1,017.63	7.64	1.50
Class C	Actual	1,000.00	1,023.49	11.50	2.25
	Hypothetical(c)	1,000.00	1,013.84	11.44	2.25
Class I	Actual	1,000.00	1,029.00	6.41	1.25
	Hypothetical(c)	1,000.00	1,018.89	6.38	1.25

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$960.84	$6.59	1.33%
	Hypothetical(c)	1,000.00	1,018.49	6.78	1.33
Class B	Actual	1,000.00	957.50	10.63	2.15
	Hypothetical(c)	1,000.00	1,014.35	10.94	2.15
Class C	Actual	1,000.00	956.96	10.46	2.12
	Hypothetical(c)	1,000.00	1,014.52	10.76	2.12

Alger Balanced Fund
Class A	Actual	$1,000.00	$1,021.50	$6.96	1.37%
	Hypothetical(c)	1,000.00	1,018.32	6.95	1.37
Class B	Actual	1,000.00	1,017.37	10.95	2.15
	Hypothetical(c)	1,000.00	1,014.35	10.93	2.15
Class C	Actual	1,000.00	1,017.92	10.60	2.08
	Hypothetical(c)	1,000.00	1,014.70	10.58	2.08

Alger Convertible Fund
Class A	Actual	$1,000.00	$1,032.67	$6.35	1.24%
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.24

Alger Money Market Fund
	Actual	$1,000.00	$1,000.11	$0.38	0.08%
	Hypothetical(c)	1,000.00	1,024.82	0.39	0.08

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2010, 59.65%, and 100.00% of the Alger Balanced Fund, and Alger Large Cap Growth Fund’s ordinary dividend qualified for the dividends received deduction for corporations.  For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Alger Balanced Fund	$518,289
Alger Large Cap Growth Fund	$3,755,896
Alger Convertible Fund	$550,622

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2011.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (49)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (57)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (65)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (76)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (78)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (48)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (73)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (48) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); and President since 2003 and Director since 2001 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (46) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources.	2005	N/A

Lisa A. Moss (45) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (57) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 14, 2010, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory

Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each equity Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the fixed-income portfolio manager of Alger Balanced Fund, Alger Convertible Fund and Alger Money Market Fund to manage fixed-income instruments across the credit and credit quality spectra.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/10), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/10, and compared them with benchmark and peer-group data for the same periods. They noted that the performance for the near term (periods of 1 year or less through 6/30/10) of some of the Funds (Small Cap, Growth Opportunities, Convertible) generally surpassed (sometimes by a wide margin) or matched their peer group and benchmark, while others (Mid Cap, SMid Cap, Health Sciences) generally fell short (again, sometimes by a wide margin) of those measures, and the performance of still others (Large Cap, Capital Appreciation, Balanced) was mixed, the Balanced Fund generally matching or surpassing its peer group but falling short of its benchmark. In light of the exceptional recent conditions in the Money Market Fund’s investment universe, in which positive portfolio returns, if any, were generally difficult to achieve and maintain, the Trustees placed little weight on the near—term performance data for that Fund. Performance results for the longer (3- and 5- year) periods, to the extent available, were generally consistent with the near-term data, except that SMid Cap, Health Sciences and Capital Appreciation showed superior longer-term results. Representatives of Alger Management discussed with the Trustees measures that the firm was in the process of instituting to improve the performance of the Funds that had consistently fallen short of their peers and benchmarks.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2010.  In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fees of the Large Cap, Mid Cap, SMid Cap, Small Cap and Health Sciences Funds were near or below the median for the applicable FUSE reference group, while those of Capital Appreciation, Growth Opportunities, Convertible, Money Market, and Balanced Funds clearly exceeded those of the applicable reference group. All of the Funds’ expense ratios, except those of Health Sciences Fund, exceeded their peer median. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by two other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser and Alger Management’s institutional clients. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of Alger Management and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with one or more of the Funds.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions (other than those of Alger Money Market Fund), reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2010, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds (other than Alger Money Market Fund) as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Funds’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger Inc.”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFAR

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code further clarifies instances when exceptions may be granted by the Chief Compliance Officer or the General Counsel.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2010	$243,000
October 31, 2009	$243,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2010	$67,032
October 31, 2009	$53,650

d) All Other Fees:

October 31, 2010	$6,000
October 31, 2009	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2010	$189,420 and €73,916
October 31, 2009	$145,700

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 16, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 16, 2010